1 57423708.16 LOAN AGREEMENT THIS LOAN AGREEMENT (this “Agreement”) is dated as of this 8th day of May, 2026, by and among (i) REVEN HOUSING FUNDING 1, LLC, a Delaware limited liability company (“Reven 1”), REVEN HOUSING FUNDING 2, LLC, a Delaware limited liability company (“Reven 2”), BPDM PROPERTIES 2018-1 LLC, a Delaware limited liability company (“BPDM”), and PORTII PROPERTIES 2020-1 LLC, a Delaware limited liability company (“PORTII”), each having an address at c/o R2 Advisors, 3857 Birch Street, Newport Beach, California 92660 (collectively, jointly and severally “Borrower”), (ii) PACIFIC OAK RESIDENTIAL TRUST INC., a Maryland corporation having an address at c/o R2 Advisors, 3857 Birch Street, Newport Beach, California 92660 (“PORT Sponsor”), (iii) KM PORT US FINANCING US LP, a Delaware limited partnership (“KM Co-Lender”), and PORT 2026-04 LENDER, LLC, a Delaware limited liability company (“KRE Co-Lender”), both having an address at 153 West 27th Street, Suite 1202, New York, New York 10001, and other lenders (together with its successors and assigns, as well as such other co-lenders as may exist, from time to time, “Lender”), and (iv) KM PORT US FINANCING US LP, a Delaware limited partnership, having an address at 153 West 27th Street, Suite 1202, New York, New York 10001, as administrative agent for Lender (in such capacity, and together with its successors and assigns, “Administrative Agent”). RECITALS WHEREAS, Borrower has requested and Lender has agreed to make a loan to Borrower in the maximum principal amount of up to the Loan Amount (as defined hereinafter) to be secured by the properties for which the addresses are listed in Schedule I attached hereto and made a part hereof, subject to the terms and conditions contained in this Agreement; and WHEREAS, Borrower and Lender have negotiated the terms and conditions of, and wish to enter into, this Agreement in order to set forth the terms and conditions of the Loan (as defined hereinafter); NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, Borrower and Lender agree as follows: 1. DEFINITIONS. As used in this Agreement the terms listed below shall have the following meanings: (a) “Acceptable Accounting Method”: The method of accounting applied in the preparation of the financial statements approved by Administrative Agent on or prior to the Closing Date or other method of accounting reasonably acceptable to Administrative Agent, which in each such case, is consistently applied. (b) “Advance Rent”: Any Rent that has been prepaid more than thirty (30) days in advance, as measured from the date of payment. (c) “Advisor”: As defined in Section 6(o). 2 57423708.16 (d) “Affiliate”: Any Person, any other Person that (i) owns directly or indirectly ten percent (10%) or more of all equity interests in such Person or is under common ownership, directly or indirectly, with ten percent (10%) or more of all equity interests of such Person, and/or (ii) is in direct and/or indirect control of, is directly and/or indirectly controlled by or is under common direct and/or indirect ownership or control with such Person, and/or (iii) is a direct or indirect director, officer, manager, trustee or agent of such Person or of an Affiliate of such Person, and/or (iv) is the spouse, issue or parent of such Person or of an Affiliate of such Person. (e) “Aggregate Collateral Value”: As of any date of determination, the sum of the Collateral Values for all Properties. (f) “Allocated Loan Amount”: With respect to any Property, an amount equal to the Outstanding Principal Balance times a fraction, the numerator of which is the Collateral Value of such Property and the denominator of which is the Aggregate Collateral Value, in each case as such amount is set forth on Schedule II based on the Properties as of the Closing Date. (g) “Applicable Law(s)”: Collectively, (i) with respect to any Person, all applicable Legal Requirements binding upon such Person to which such Person is subject, and (ii) any and all other applicable Legal Requirements. (h) “Appraised Value”: The appraised value of the Properties, as determined by Administrative Agent in its sole but good faith discretion, to be agreed on prior to Closing and not altered except in accordance with Section 6(h) set forth hereinbelow. (i) “Approved Operating Expenses”: For any period, without duplication, all expenses and Capital Expenditures payable by Borrower during such period in connection with the ordinary course administration, operation, management, maintenance, repair and use of the Properties, in all cases in accordance with Borrower’s historical practice and standard market conventions. For purposes of clarity, the term “Approved Operating Expenses” shall not include any fees payable under the Asset Management Agreement or Property Management Agreement. (j) “Asset Management Agreement”: That certain Advisory Agreement, dated as of September 1, 2024, by and among PORT Sponsor, PORT OP LP, a Delaware limited partnership (“Operating Partnership”), PACIFIC OAK RESIDENTIAL ADVISORS, LLC, a Delaware limited liability company (the “Advisor”), PACIFIC OAK CAPITAL ADVISORS, LLC, a Delaware limited liability company (“PORT Capital Advisor”), Keith D. Hall and Peter McMillan III, as amended by that certain First Amendment to Advisory Agreement, dated as of December 18, 2024. (k) “Assignment of Leases”: Individually or collectively, as the context may suggest or require, each assignment of leases and rents executed by a Borrower in favor of Administrative Agent (for itself and on behalf of the Lenders), to secure the Obligations, as may be amended, restated, supplemented, or otherwise modified from time to time. (l) “Authorized Agent”: Wick Phillips, with an address of 3131 McKinney Avenue, Suite 500, Dallas, Texas 75204. (m) “Award”: Any compensation paid by any Governmental Authority in 3 57423708.16 connection with a Condemnation in respect to all or any part of a Property. (n) “Bankruptcy Code”: Title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as the same may be amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights or any other Federal or state bankruptcy or insolvency law. (o) “Borrower’s Knowledge”: All references to Borrower’s knowledge or the knowledge of Borrower or words of similar import shall mean and refer to the actual knowledge attributable to any principal, director or officer or Guarantor, as Borrower’s representative. (p) “Budgeted Operating Expenses”: Collectively, the Property Taxes, HOA Fees and insurance premiums set forth on Schedule III attached hereto and made a part hereof. (q) “Business Day(s)”: Any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed, in the State of New York. (r) “Capital Expenditures”: Collectively, the amounts expended for repairs, replacements and alterations to any Property and capitalized according to GAAP. (s) “Cash Management Account”: An Eligible Account at the Cash Management Account Bank established pursuant to the Cash Management Agreement. (t) “Cash Management Account Bank”: PNC Bank, National Association, a national banking association (together with its successors and assigns), or any other Eligible Institution selected by Administrative Agent. (u) “Cash Management Agreement”: The Cash Management Agreement by and among Borrower, Administrative Agent and Cash Management Account Bank in relation to the Cash Management Account dated as of the Closing Date, as may be amended, restated, supplemented, or otherwise modified from time to time. (v) “Casualty”: As defined in Section 7(b). (w) “Certificate RE: “Recycled” Special-Purpose Entity”: Each Certificate RE: “Recycled” Special-Purpose Entity entered into by Borrower in favor of Administrative Agent dated as of the Closing Date, as may be amended, restated, supplemented, or otherwise modified from time to time. (x) “Change in Law”: The occurrence, after the Closing Date, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority. 4 57423708.16 (y) “Change of Control”: Any change of Control of Borrower or any of its Affiliates, without the prior written consent of Administrative Agent. Notwithstanding the foregoing, the following acts shall not constitute a Change of Control: (i) the engagement of a chief restructuring officer, (ii) the replacement of directors that currently sit on the Board of Directors of the PORT Sponsor, or (iii) a restructuring and/or settlement between PORT Parent Company and its bondholders. (z) “Closing”: The execution and delivery of the Loan Documents and the initial funding of the Loan by Lender. (aa) “Closing Date”: The date of delivery of the Loan Documents and the initial funding of the Loan by Lender. (bb) “Collateral Value”: The Appraised Value of a given Property. (cc) “Collections”: Collectively, (i) with respect to any Property, all Rents, Insurance Proceeds, Awards, interest on amounts on deposit in the Cash Management Account and the Reserves, amounts paid by Borrower to the Cash Management Account pursuant to this Agreement, and all other payments received with respect to such Property and all “proceeds” (as defined in Section 9-102 of the UCC) of such Property, and (ii) solely for purposes of Section 8(c)(i), any Reserve (except the Interest Reserve) deemed to be in excess of the applicable Minimum Required Reserve Amount (except the Minimum Required Interest Reserve Amount) due to sales of Units pursuant to Eligible Contracts in the thirty (30) day period immediately preceding the date on which Collections are to be applied by the Servicer in the order of priority set forth in Section 8(c)(i). For the avoidance of doubt, Collections shall not include security deposits that have not been forfeited by the applicable Tenant. (dd) “Condemnation”: Any temporary or permanent taking by any Governmental Authority in the exercise of the right of condemnation or eminent domain, of all or any part of a Property, or any interest therein or right accruing thereto, including any right of access thereto. (ee) “Control”: With respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise, including, without limitation, having approval or consent rights over the actions or conduct of a Person, but not including customary major decision control rights. (ff) “Debt Service”: With respect to any particular period of determination, Monthly Debt Service Payments applicable to such period. (gg) “Designated Per-Unit Maintenance Amount”: As defined in Section 2(c)(v). (hh) “Disposition Covenant”: As defined in Section 6(n). (ii) “Eligible Account”: A separate and identifiable account from all other funds held by the holding institution that is an account (or a subaccount thereof) maintained with

5 57423708.16 an Eligible Institution. An Eligible Account shall not be evidenced by a certificate of deposit, passbook or other instrument. (jj) “Eligible Contract”: A contract for the sale of any Property that satisfies all of the following conditions: (1) it is a bona fide contract in connection with the sale of a Property; (2) the purchaser thereunder is either an unaffiliated third party that does not constitute an Affiliate of Borrower or Pledgor, or is an Affiliate of Borrower or Pledgor (or other form of affiliated party) that has received the prior written approval of Administrative Agent; (3) it includes a sale price that is payable in full by bank or certified check or wire transfer of immediately available funds at closing; (4) subject to applicable state law, it provides that any deposit(s) made by the purchaser shall be retained by Borrower as liquidated damages upon default by the purchaser of its purchase obligation under such contract, and where such default is beyond all applicable grace, notice and cure periods; and (5) the purchaser thereunder is not in default and is required to close on the purchase of the Property. (kk) “Eligible Institution”: A federal or state-chartered depository institution or trust company insured by the Federal Deposit Insurance Corporation (i) whose long-term senior unsecured debt obligations are rated at least “A-” by S&P or “A3” by Moody’s (or equivalent ratings by another Rating Agency approved by Administrative Lender if not rated by S&P or Moody’s) or (ii) such other banking institution as is approved by Administrative Agent. (ll) “Eligible Lease”: A written Lease that (i) is executed by an Eligible Tenant and Borrower (or, in the case of a Lease existing on the Closing Date, such Lease has been assigned to Borrower), (ii) has a rental rate and terms at least ninety-five percent of (95%) of existing local market rates and terms, (iii) as of the date the Lease was executed, the Lease has a term of at least twelve (12) months and not more than three (3) years, (iv) complies with all applicable Legal Requirements in all material respects and includes all disclosures required by applicable Legal Requirements, (v) covers one hundred percent (100%) of the square footage of the applicable Property, and (vi) does not include any purchase option, right of refusal to purchase, right of first offer to purchase or similar interest in any Property in favor of any Tenant or any other Person. (mm) “Eligible Tenant”: A bona fide third-party lessee of a Property who satisfies each of the following criteria: (i) either (A) the Tenant satisfies Borrower’s tenant underwriting guidelines attached hereto as Schedule IV and made a part hereof or (B) Borrower or the related Manager otherwise reasonably verifies that the Tenant has sufficient financial resources to satisfy its obligations under the Lease for the Property, (ii) if the Tenant pays all or a portion of any Rent with vouchers provided by the Section 8 Housing Program, Borrower (or the related Manager) shall have received the applicable vouchers and paperwork necessary to receive such payments directly from HUD, (iii) the Tenant is not subject to an ongoing Event of Bankruptcy as of such date of initial screening (or if not so initially screened, as of the Closing Date), (iv) to Borrower’s Knowledge, the Tenant occupies the Property and uses it for a residential purpose, and (v) the Tenant is not a Loan Party or any Affiliate thereof or an immediate family member (ancestor, spouse or lineal descendant) of any of the foregoing. (nn) “Environmental Indemnity Agreement”: That certain Environmental Compliance and Indemnity Agreement of even date herewith from Borrower and Guarantor, on a joint and several basis to Lender and Administrative Agent, as same may be amended, replaced or 6 57423708.16 supplemented from time to time in writing by the parties thereto. (oo) “Environmental Report”: Individually or collectively, as the context may suggest or require, each certain Phase I and/or Phase II Environmental Site Assessment Reports prepared for Borrower, Lender and/or Administrative Agent or any other written report of the review and inspection of the Property prepared by an environmental consultant acceptable to Administrative Agent and engaged by Borrower at Borrower’s sole cost and expense, together with a reliance letter satisfactory to Administrative Agent stating that Lender and Administrative Agent may rely on such report in making the Loan, in all cases together with all annexes, schedules, exhibits and attachments thereto. (pp) “Event of Bankruptcy”: With respect to any Person: (i) such Person shall (A) fail generally to pay its debts as they come due, (B) make a general assignment for the benefit of creditors, (C) institute any case or other proceeding by such Person seeking to adjudicate it as bankrupt or insolvent, (D) seek liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of its debts or any similar action under the Bankruptcy Code or (E) take any action to authorize any of such actions or (ii) a case or other proceeding shall be commenced, without the application or consent of such Person in any court seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under the Bankruptcy Code, and (x) such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of thirty (30) consecutive days or (y) an order for relief in respect of such Person shall be entered in such case or proceeding or a decree or order granting such other requested relief shall be entered. (qq) “Event of Default”: Any of the events described in Section 9(a) hereof. (rr) “Excluded Taxes”: With respect to any Lender or any other recipient of any payment to be made by or on account of any obligation of a Lender under the Note or any other Loan Document, (i) taxes imposed on or measured by its overall net income or net profits (however denominated) or any franchise taxes imposed, directly or indirectly, by the laws of any jurisdiction (or any political subdivision thereof) where such recipient is organized, located, otherwise doing business (other than any business or deemed business arising solely from any Loan Documents or any transactions contemplated thereby) or under which it is otherwise subject to such taxes, (ii) any branch profits taxes or similar taxes imposed by any jurisdiction (or any political subdivision thereof) in which any Lender is organized, located, otherwise doing business (other than any business or deemed business arising solely from any Loan Documents or any transactions contemplated thereby), (iii) any U.S. federal withholding tax that is imposed on amounts payable to any Lender under the law in effect at such time such Lender becomes a holder of the Note (other than U.S. federal withholding tax attributable to or resulting from a Change in Law enacted or adopted after the date of the Note and other than as a result of the Lender or Administrative Agent’s failure to comply with the terms and conditions of the Note), (iv) any U.S. federal withholding tax imposed pursuant to FATCA (or any amended or successor versions that are substantially comparable) or any current or future regulations with respect thereto or official administrative interpretations thereof, (v) Taxes attributable to any Lender’s or Administrative Agent’s failure to comply with Section 3(f) hereof, and (vi) any interest, penalties or additions to 7 57423708.16 tax with respect to any of the foregoing. (ss) “Exit Fee”: An amount equal to one and one-quarter percent (1.25%) of the Loan Amount, which shall be earned in full as of the date hereof and due and payable to Lender pursuant to Section 2(b)(iii) hereof. (tt) “Expenditures Certificate”: An Officer’s Certificate that accurately (i) describes all items of work with respect to the Property or Properties for which Borrower is seeking a disbursement of funds; (ii) states (X) the cost of each item of work, and (Y) that such items of work are bona fide out-of-pocket costs and expenses of Borrower that were incurred for the Restoration or repair of the applicable Property; (iii) states that such work has been completed in a good and workmanlike manner and in all material respects in accordance with all applicable Legal Requirements; (iv) states that such work has not been the subject of a previous disbursement (in the case of an Expenditures Certificate delivered in connection with a proposed disbursement of funds), and has been paid for in full by Borrower (including any cost in excess of the requested disbursement, if applicable) or will be paid in full in connection with the related disbursement (if applicable); (v) for any expenditure greater than $50,000.00 and any other expenditure requested by Administrative Agent, is delivered together with copies of any invoices, mechanics' lien releases and other documents specified by Administrative Agent; and (vi) if requested by Administrative Agent, is delivered together with reasonable evidence of payment of such items of work. (uu) “Extension Fee”: An amount equal to three-quarters of a percent (0.75%) of the Loan Amount, due and payable upon the exercise of each Extension Option. (vv) “FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. (ww) “First Extended Maturity Date”: February 8, 2028. (xx) “Financing Statements”: The financing statements from Borrower to Lender to perfect Lender’s security interest in the personal property described in the Security Instrument. (yy) “First Payment Date”: June 10, 2026. (zz) “Foreign Lender”: As may be applicable, (a) if Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which Borrower is resident for tax purposes. (aaa) “GAAP”: Generally accepted accounting principles consistently applied, as adopted in the United States, and as amended from time to time. (bbb) “Governmental Authority”: Any governmental or quasi-governmental authority, agency, authority, board, commission, or governing body authorized by federal, state or 8 57423708.16 local laws or regulations as having jurisdiction over Lender, Administrative Agent, Borrower, Guarantor, the Property, or the ownership, development or sale thereof. (ccc) “Guarantor”: PACIFIC OAK SOR EQUITY HOLDINGS X LLC, a Delaware limited liability company, together with any other individual or entity now or hereafter guaranteeing the Loan. (ddd) “Guaranties”: Collectively, the Non-Recourse Guaranty and Pledgor Guaranty. (eee) “HOA(s)”: A homeowners association, board, corporation or similar entity with authority to create a Lien on a Property as a result of the non-payment of HOA Fees that are payable with respect to such Property. (fff) “HOA Assessment Reserve”: As defined in Section 2(c)(vi). (ggg) “HOA Fees”: All homeowners dues, fees, assessments and impositions, and any other charges levied or assessed or imposed against a Property, or any part thereof, by an HOA. (hhh) “HOA Property”: A Property subject to an HOA. (iii) “HUD”: The U. S. Department of Housing and Urban Development. (jjj) “IFRS”: International Financial Reporting Standards, as issued by the International Accounting Standards Board, consistently applied, as amended from time to time. (kkk) “Improvements”: All improvements located on or hereafter constructed on any real property encumbered by the Security Instrument. (lll) “Indebtedness”: Any and all indebtedness to Lender and/or Administrative Agent evidenced, governed or secured by, or arising under, any of the Loan Documents, including the outstanding principal amount of the Loan together with all interest accrued and unpaid thereon, and all other sums due to Lender and/or Administrative Agent under the Note, this Agreement, the Security Instrument, the Environmental Indemnity Agreement or any other Loan Document. (mmm) “Indemnified Tax(es)”: Collectively, (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower Party under any Loan Document and (b) to the extent not otherwise described in the preceding clause (a), Other Taxes. (nnn) “Individual Material Adverse Effect”: With respect to a Property, any event or condition that has a material adverse effect on the value, use, leasing or marketability of such Property or results in any liability to, claim against or obligation of Lender or material liability or obligation on the part of any Loan Party. (ooo) “Initial Maturity Date”: August 8, 2027.

9 57423708.16 (ppp) “Insurance Proceeds”: All property and business interruption insurance proceeds paid or payable to Borrower or Administrative Agent for the benefit of Lenders in connection with damage to or destruction of a Property. (qqq) “Insurance Reserve”: As defined in Section 2(c)(iii). (rrr) “Interest Reserve”: As defined in Section 2(c)(i). (sss) “Land Records Office”: Individually or collectively, as the context may suggest or require, each office for the recorder of deeds, county clerk’s office, department of records, or other office of Governmental Authority in which the Security Instrument will be recorded. (ttt) “Land”: Collectively, those certain parcels of real property located at the addresses listed in Schedule I attached hereto and made a part hereof. (uuu) “Laws”: All constitutions, treaties, statutes, laws, ordinances, regulations, rules, orders, writs, injunctions, or decrees of the United States of America or the State of New York applicable to Borrower and/or the Property. (vvv) “Lease”: Any agreement or arrangement pursuant to which any Person has or claims a possessory interest in, or right to use or occupy, all or any part of any Property, and every modification, amendment or other agreement relating thereto, including any sublease, assignment and guarantee. (www) “Legal Requirements”: Collectively, all federal, state, county, municipal and other governmental statutes, Laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities having jurisdiction over the Loan, Borrower, the Property or any part thereof or the construction, use, alteration operation or sale thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to the Property or any part thereof, or (b) in any way limit the use and enjoyment thereof. (xxx) “Lien(s)”: Collectively, any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, assignment, security interest, or any other encumbrance or charge affecting Borrower, the Property, the Collateral, any portion of the Property or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic’s, materialmen’s and other similar liens and encumbrances. (yyy) “Loan”: That certain loan in the original principal amount of up to the Loan Amount, as evidenced by the Note and secured by the Security Instrument and other Loan Documents as provided herein. 10 57423708.16 (zzz) “Loan Amount”: An amount of up to Two Hundred Sixteen Million and No/100 Dollars ($216,000,000.00). (aaaa) “Loan Documents”: Any and all documents evidencing, securing or executed in connection with the Loan, including, but not limited to, this Agreement; the Note; the Security Instrument; the Guaranties; the Environmental Indemnity Agreement; Assignment of Leases; the Pledge and Security Agreement; the Rent Deposit Account Control Agreements; the Cash Management Agreement; the Operating Account Control Agreement; the Certificate RE: “Recycled” Special-Purpose Entity; the Certificate of No Material Adverse Change; the Compliance Agreement; the Statement of Legal Services; and the Post-Closing Agreement. (bbbb) “Loan Party”: Collectively and individually, Borrower, Pledgor, Guarantor, Sponsor, and PORT Sponsor. (cccc) “Make-Ready Cost”: As defined in Subsection 2(b)(viii)(b)(5). (dddd) “Material Adverse Effect”: A material adverse change in, or a material adverse effect upon, (i) the business, profits, management, operations or condition (financial or otherwise), of Borrower, Guarantor, or the Property; (ii) the ability of Borrower to perform any of the Obligations under any Loan Documents; (iii) any substantial portion of the collateral under the Security Instrument, in the aggregate; (iv) the legality, validity, binding effect, priority, perfection, or enforceability against any Borrower of any Loan Document; or (v) the ability of Guarantor to perform its obligations under the Guaranty, the Environmental Indemnity Agreement, or the other Loan Documents, in each case as determined by Administrative Agent in its discretion. (eeee) “Maturity Date”: The Initial Maturity Date, the First Extended Maturity or the Second Extended Maturity Date, as applicable. (ffff) “Minimum Required HOA Assessment Reserve Amount”: As defined in Section 2(c)(iv). (gggg) “Minimum Required Insurance Reserve Amount”: As defined in Section 2(c)(iii). (hhhh) “Minimum Required Interest Reserve Amount”: As defined in Section 2(c)(i). (iiii) “Minimum Required Property Maintenance Reserve Amount”: As of the Closing Date, the Designated Per-Unit Maintenance Amount multiplied by the number of Units within the Property. (jjjj) “Minimum Required Reserve Amount”: Collectively, the Minimum Required Interest Reserve Amount, Minimum Required Tax Reserve Amount, Minimum Required Insurance Reserve Amount, Minimum Required HOA Assessment Reserve Amount and/or Minimum Required Property Maintenance Reserve Amount, as the context may so imply or require. (kkkk) “Minimum Required Tax Reserve Amount”: As defined in Section 11 57423708.16 2(c)(ii). (llll) “Monthly Debt Service Payment”: For each Payment Date, a monthly payment equal to the payment of interest which constitutes the amount payable in respect of interest pursuant to Section 2(b) for the period of interest calculation ending on the last day of the immediately preceding calendar month. (mmmm) “Moody’s”: Moody’s Investors Service, Inc. (nnnn) “Net Assets”: With respect to any Person, the difference between (i) such Person’s assets determined in accordance with GAAP, but excluding accumulated depreciation, and (ii) such Person’s liabilities determined in accordance with GAAP. (oooo) “Net Proceeds”: Collectively, (i) Insurance Proceeds or (ii) Awards, whichever the case may be, and in each case after deduction of the reasonable costs and expenses (including reasonable counsel fees) of Administrative Agent or Borrower, as applicable in collecting and disbursing the same. (pppp) “Net Proceeds Deficiency”: As defined in Section 7(d)(iv). (qqqq) “Non-Recourse Guaranty”: That certain Guaranty of Recourse Obligations dated of even date herewith from Guarantor in favor of Lender (and any other guaranty agreement that may be executed in connection with the Loan from time to time), as same may be amended, restated, modified or replaced from time to time. (rrrr) “Note”: That certain Promissory Note dated of even date herewith from Borrower in favor of Lender in the original principal amount of up to the Loan Amount, as same may be amended, restated, modified or replaced from time to time. (ssss) “Obligations”: The Indebtedness and all liabilities, obligations, covenants and duties of, Borrower, Pledgor and/or Guarantor to Lender and/or Administrative Agent arising under or otherwise with respect to any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees. (tttt) “Operating Account(s)”: Collectively, (i) any of the accounts in the name of any Borrower at Valley National Bank used for purposes of receiving funds and funding operations, and (ii) any subsequent Eligible Account of Borrower selected by Administrative Agent and used for purposes of receiving funds and funding operations. (uuuu) “Operating Account Bank”: Valley National Bank, or any other Eligible Institution selected by Administrative Agent. (vvvv) “Operating Account Control Agreement”: Collectively, those certain Deposit Account Control Agreements to be entered into pursuant to the terms and conditions of the Post-Closing Agreement by and among each Borrower, Lender, Administrative Agent and Operating Account Bank, as each may be amended, restated, supplemented, or otherwise modified from time to time. 12 57423708.16 (wwww) “Original Property Manager”: DMH Realty, LLC, a Florida limited liability company. (xxxx) “Origination Fee”: An amount equal to one and one-half percent (1.50%) of the Loan Amount to be paid to Lenders on the Closing Date. (yyyy) “Other Charges”: Any other charges levied or assessed or imposed against a Property, or any part thereof, other than Taxes or HOA Fees. (zzzz) “Other Connection Taxes”: With respect to any Lender or any Administrative Agent, Taxes imposed as a result of a present or former connection between such Lender or any Administrative Agent and the jurisdiction imposing such Tax (other than connections arising solely from such Lender or any Administrative Agent having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). (aaaaa) “Other Taxes”: Collectively, all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. (bbbbb) “Outstanding Principal Balance”: As of any date, the then outstanding principal balance of the Loan. (ccccc) “Payment Date”: The tenth (10th) day of each calendar month during the Term of the Loan or, if such day is not a Business Day, the immediately succeeding Business Day. (ddddd) “Permitted Borrower Distribution”: Collectively, (i) the distribution to be made, whether directly or indirectly, by Borrower to PORT Sponsor in an amount up to Four Million and No/100 Dollars ($4,000,000.00) on the Closing Date (the “Initial Permitted Borrower Distribution”), (ii) any distribution, whether direct or indirect, by Borrower to PORT Sponsor in an amount up to Four Million and No/100 Dollars ($4,000,000.00) at a date at least six (6) months after the Closing Date (the “Subsequent Permitted Borrower Distribution”), and (iii) a single distribution, whether direct or indirect, by Borrower to PORT Parent Company in an amount up to Six Hundred Thousand and No/100 Dollars ($600,000.00) (the “Additional Permitted Borrower Distribution”), so long as PORT Parent Company has theretofore made a contribution to Borrower for same such amount for the express purpose of funding insurance premiums for the insurance policies required under Section 7; provided, however, that Borrower shall only make the distributions described in the foregoing clauses (i) through (iii) in accordance with Section 6(o). (eeeee) “Permitted Encumbrances”: Collectively, (i) the Liens and security interests created by the Loan Documents, (ii) Liens, if any, for Property Taxes or other forms of Taxes imposed by any Governmental Authority not yet due or delinquent, (iii) any workers’, mechanics’ or other similar Liens on a Property that are bonded or discharged within sixty (60) days after Borrower first receives written notice of such Lien, (iv) all easements, rights-of-way,

13 57423708.16 restrictions and other similar non-monetary encumbrances recorded against and affecting any Property and that would not reasonably be expected to and do not have an Individual Material Adverse Effect on the Property, and (v) rights of Tenants as tenants only under the Eligible Leases permitted hereunder. (fffff) “Person”: A natural person, a partnership, a joint venture, an unincorporated association, a limited liability company, a corporation, a trust, any other legal entity, or any Governmental Authority. (ggggg) “Pledge and Security Agreement”: Collectively, each Pledge and Security Agreement by a Pledgor in favor of Administrative Agent dated as of the Closing date, as may be amended, restated, supplemented, or otherwise modified from time to time. (hhhhh) “Pledgor”: Collectively, REVEN HOUSING FUNDING MANAGER, LLC, a Delaware limited liability company, REVEN HOUSING FUNDING MANAGER 2, LLC, a Delaware limited liability company, BPDM OWNER 2018-1 LLC, a Delaware limited liability company, and PORTII OWNER 2020-1 LLC, a Delaware limited liability company. (iiiii) “Pledgor Guaranty”: That certain Pledgor Guaranty dated of even date herewith from Pledgor in favor of Lender (and any other guaranty agreement that may be executed in connection with the Loan from time to time), as same may be amended, restated, modified or replaced from time to time. (jjjjj) “PORT Parent Company”: Pacific Oak SOR (BVI) Holdings, Ltd., a British Virgin Islands company. (kkkkk) “PORT Sponsor”: Pacific Oak Residential Trust Inc., a Maryland corporation. (lllll) “Post-Closing Agreement”: The Post-Closing Agreement by Borrower in favor Administrative Agent dated as of the Closing Date, as may be amended, restated, supplemented, or otherwise modified from time to time. (mmmmm) “Property Management Agreement”: That certain Second Amended and Restated Management Agreement, dated as of April 2, 2024, by and between PORT Sponsor and Original Property Manager, as amended by that certain First Amendment to Second Amended and Restated Management Agreement, dated as of December 18, 2024. (nnnnn) “Property Manager”: As defined in Section 6(o). (ooooo) “Prior Loan”: Individually or collectively, as the context may suggest or require, each prior financing of the Property or Collateral or any portion thereof obtained by Borrower from Federal Home Loan Mortgage Corporation, Metropolitan Life Insurance Company, or any other lender that has been repaid in full on the Closing Date with the proceeds of the Loan. (ppppp) “Property” or “Properties”: Collectively, and as the context may so imply or require, the Land and all Improvements, fixtures and personal property now or hereafter located 14 57423708.16 on the Land, but excluding any real property subject to a Partial Release pursuant to the terms and conditions of this Agreement. (qqqqq) “Property Maintenance Reserve”: As defined in Section 2(c)(v). (rrrrr) “Property Taxes”: Any real estate and personal property Taxes, assessments, water charges, sewer rents, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto now or hereafter levied or assessed or imposed by a Governmental Authority against any Property, any Collateral, any part of either of the foregoing, or Borrower. (sssss) “Rating Agencies”: Collectively, S&P and Moody’s. (ttttt) “Recipient”: Collectively, any party such as Lender, Administrative Agent or any of their affiliated party(ies), as may be applicable receiving Loan payments for the Loan. (uuuuu) “REIT”: A “real estate investment trust” in accordance with Section 956 et seq. of the Code. (vvvvv) “Release Amount”: For a Property as of any date of determination, the greater of (i) one hundred thirty percent (130%) of the Allocated Loan Amount for such Property, or (ii) ninety percent (90%) the Unit Net Sales Proceeds. (wwwww) “Release Fee”: An amount equal to $1,000 per Unit. (xxxxx) “Release Legal Fees”: An amount equal to $500 per Unit. (yyyyy) “Rent Deposit Account”: Each Eligible Account at the Rent Deposit Account Bank established pursuant to the Rent Deposit Account Control Agreements. (zzzzz) “Rent Deposit Account Bank”: PNC Bank, National Association, a national banking association, and any successor pursuant to the terms and provisions hereof. (aaaaaa) “Rent Deposit Account Control Agreements”: Collectively, those certain Deposit Account Control Agreements dated the date hereof by and among each Borrower, Lender, Administrative Agent and Rent Deposit Account Bank, as each may be amended, restated, supplemented, or otherwise modified from time to time. (bbbbbb) “Renovation Standards”: The maintenance, repairs, improvements and installations that are necessary for a Property to conform to applicable Legal Requirements and not deviate materially from local rental market standards for similarly situated properties in the area in which such Property is located. (cccccc) “Rent(s)”: With respect to each Property, all rents and rent equivalents (including for forfeited security deposits allocated to rent) and any fees, payments or other compensation from any Tenant. (dddddd) “Reserve Account”: An Eligible Account at the Reserve Account Bank in 15 57423708.16 the name of Administrative Agent or Servicer, for the benefit of Administrative Agent. (eeeeee) “Reserve Account Bank”: PNC Bank, National Association, a national banking association (together with its successors and assigns), or any other Eligible Institution selected by Administrative Agent. (ffffff) “Reserves”: Collectively, the Interest Reserve, Tax Reserve, Insurance Reserve, HOA Assessment Reserve, and Property Maintenance Reserve. (gggggg) “Restoration”: The repair and restoration of a Property after a Casualty as nearly as possible to the condition such Property was in immediately prior to such Casualty, with such material alterations as may be approved by Administrative Agent, which such approval shall not to be unreasonably withheld. (hhhhhh) “Restoration Conditions”: Collectively, (i) no Event of Default shall have occurred and be continuing beyond any applicable notice and cure period, (ii) within sixty (60) days after the occurrence of the Casualty, Borrower delivers to Administrative Agent a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration of the affected Properties in accordance with the terms of this Agreement, (iii) Administrative Agent shall be satisfied that any Debt Service and operating deficits which will be incurred with respect to the Properties as a result of the occurrence of the Casualty will be covered out of (A) the applicable Net Proceeds, (B) the insurance coverage referred to in Schedule V, if applicable, or (C) by other funds of Borrower; (iv) Administrative Agent shall be satisfied that the Restoration will be completed on or before the earliest of (A) three (3) months prior to the Maturity Date, (B) such time as may be required under applicable Legal Requirements or (C) three (3) months prior to the expiration of the insurance coverage referred to in Schedule V and (v) the Net Proceeds are sufficient to cover the cost of the Restoration, as determined by Administrative Agent. (iiiiii) “Restoration Threshold Amount” means, as of any date of determination, an amount equal to the lesser of (i) $50,000.00 per Property, and (ii) one-half of one percent (0.50%) of the Outstanding Principal Balance. (jjjjjj) “S&P”: S&P Global Ratings. (kkkkkk) “Second Avenue”: Means, collectively, the Advisor and the Property Manager. (llllll) “Second Extended Maturity Date”: August 8, 2028. (mmmmmm) “Section 8 Housing Program”: The HUD housing choice voucher program, commonly referred to as “Section 8,” and including herein any replacement, successor or similar federal or state program. (nnnnnn) “Security Deposit Account”: As defined in Section 5(dd). (oooooo) “Security Instrument”: Individually or collectively, as the context may suggest or require, each mortgage, deed of trust or deed to secure debt executed by a Borrower in 16 57423708.16 favor of Administrative Agent (for itself and on behalf of the Lenders), to secure the Obligations, as such mortgage, deed of trust or deed to secure debt may be amended, restated, supplemented, or otherwise modified from time to time. (pppppp) “Servicer”: Any Person so identified pursuant to the terms and conditions of Section 11(f) hereof. (qqqqqq) “Servicing Fee(s)”: Collectively, any fees due to Servicer as consideration for any efforts undertaken in the servicing of the Loan or necessary to maintain the Reserve Account, which fees shall be paid to Servicer or Administrative Agent, as may be determined in the sole and absolute discretion of Administrative Agent. (rrrrrr) “SOFR”: A rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or any successor administrator of the secured overnight financing rate). (ssssss) “Sponsor”: PORT Sponsor, and its successors and assigns. (tttttt) “Tax”: Collectively, all present or future taxes (including, without limitation, real estate and personal property taxes or assessments), levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges (including any interest, additions to tax or penalties applicable thereto) now or hereafter levied or assessed or imposed by any Governmental Authority against Borrower, the Property or part thereof. (uuuuuu) “Tax Reserve”: As defined in Section 2(c)(ii). (vvvvvv) “Term”: The entire term of this Agreement, which shall expire upon the repayment in full of the Indebtedness. (wwwwww) “Term SOFR Administrator”: CME Group Benchmark Administration Limited (CBA) or a successor administrator of the Term SOFR Reference Rate selected by Administrative Agent in its reasonable discretion. (xxxxxx) “Term SOFR”: The forward-looking term rate based on SOFR in the tenor of one month (the “Term SOFR Reference Rate”) on the day that is two (2) U.S. Government Securities Business Days (as defined below) prior to the first day of the month for which the calculation of the Interest Rate is being made, as such rate is published by the Term SOFR Administrator (as defined below). The Term SOFR Reference Rate is currently published on the Term SOFR Administrator’s website, https://www.cmegroup.com/market-data/cme-group- benchmark-administration/term-sofr.html, as the CME Term SOFR for 1 Month. (yyyyyy) “Title Company”: Crown Title. (zzzzzz) “Title Insurance Policy”: Collectively, the loan policy or policies of title insurance issued to Lender by the Title Company, in an amount equal to the maximum principal amount of the Loan, insuring the validity and priority of the Security Instrument encumbering the Land and Improvements for the benefit of Lender.

17 57423708.16 (aaaaaaa) “UCC”: The applicable, enacted version of the Uniform Commercial Code, as the context may so imply or require. (bbbbbbb) “UCC Policy”: The title insurance policy issued to Lender by the Title Company, in an amount equal to the maximum principal amount of the Loan, insuring the validity and priority of security interested granted under the Pledge and Security Instrument in the limited liability company interests of Borrower. (ccccccc) “Unit”: Any of the homes constituting the Property. (ddddddd) “Unit Net Sales Proceeds”: With respect to the sale or conveyance of any Unit, the gross sales price for such Unit (including any earnest money, down payment or similar deposit included in the total sales price paid by the purchaser), less the following: (i) the reasonable third-party real estate commissions, closing costs of the purchaser of such Property actually paid by Borrower, and Borrower’s other miscellaneous closings costs (including title, escrow and appraisal costs and expenses of Borrower incurred in connection therewith), which shall not exceed the lesser of (x) reasonable out-of-pocket expenses actually incurred in connection therewith or (y) nine percent (9.0%) of all gross amounts of sales proceeds realized with respect thereto; and (ii) the Make-Ready Cost allocated to such Unit. (eeeeeee) “U.S. Government Securities Business Day”: Any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. (fffffff) “Unmatured Event of Default”: Any event that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default. (ggggggg) “Valuations”: With respect to any Property, the value determination of such Property, as determined by one of the automated valuation model providers listed on Schedule VI attached hereto and made a part hereof (collectively, “Approved AVM Providers”), with HouseCanary (“Initial Approved AVM Provider”) as the initial Approved AVM Provider; provided, however, that Administrative Agent shall have the right, in its sole and absolute discretion, to replace the Initial Approved AVM Provider with a separate Approved AVM Provider once over the Term of the Loan. (hhhhhhh) “Withholding Agent”: Borrower or Administrative Agent, as may be applicable in a manner consistent with Section 3. 2. LOAN. (a) Funding. On or about the Closing Date, Lender shall advance from the proceeds of the Loan the amount of the Loan Amount, to Borrower to be disbursed through a traditional lender’s escrow at the Title Company as follows: (i) the amount needed to fund the Reserves (as hereinafter defined) required under this Agreement; (ii) the Origination Fee to the Lenders and Administrative Agent; (iii) Lender’s and Administrative Agent’s fees and expenses and costs related thereto and such other purposes set forth in the sources and use of proceeds agreed to by Administrative Agent, including the amount required to fund all other reasonable out-of- 18 57423708.16 pocket costs and expenses of Lender and/or Administrative Agent including, but not limited to, the reasonable fees and out-of-pocket costs of Lender’s and Administrative Agent’s third parties, counsel, title charges and recording fees; and, (iv) the balance to Borrower for the refinance of the Property. Interest shall accrue on all amounts withheld in the Reserves and such amounts shall be deemed disbursed on the Closing Date. (b) Payment. (i) Interest Rate. 1. A rate per annum equal to four and three-quarters percent (4.75%) (the “SOFR Rate Margin”) plus the Term SOFR (collectively with any interest rate options provided herein, the “Interest Rate”), with a floor interest rate of seven and three-quarters percent (7.75%) (the “Floor Rate”) (i.e., in no event shall the Interest Rate applicable for any period be less than the Floor Rate). The Interest Rate will be adjusted on the first day of each calendar month thereafter based upon the then current Term SOFR plus the SOFR Rate Margin. 2. The Interest Rate shall be effective on and from the Closing Date, based upon the Term SOFR as of the date that is two (2) U.S. Government Securities Business Days before the Closing Date. 3. The Interest Rate shall be effective on and from the Closing Date, based upon the most recent rate information available. Administrative Agent shall provide to Borrower on the Closing Date a Notice of Lender Figures and Closing Date Interest Rate informing Borrower of the applicable Interest Rate on the Closing Date. 4. Interest as aforesaid (or the Default Interest Rate as provided below) shall be calculated by Administrative Agent at the rate of 1/360 of the annual rate of interest for each day that principal is outstanding (i.e., interest will accrue and be paid on the actual number of calendar days elapsed from the Closing Date based on a 360-day year). (ii) Monthly Payments. On each Payment Date commencing on the First Payment Date, Borrower shall make interest payments in arrears (with a final payment due on the Maturity Date), together with unpaid fees earned by or due to Administrative Agent as set forth herein and any Servicing Fees then due to Servicer. Unless the Note is otherwise accelerated in accordance with the terms and conditions of this Agreement, the Indebtedness shall be due and payable in full on the Maturity Date. (iii) Exit Fee. In addition to any principal, interest, late fees, Minimum Interest, or other sums due or payable from time to time under this Agreement or the Note, Borrower shall pay the Exit Fee to the Lenders and Administrative Agent on or before the Maturity Date. In the event of any prepayment, including any scheduled principal payment due under the Note prior to the Maturity Date, the Minimum Interest and Exit Fee shall be due and payable on the prepaid portion of the principal at the time of the prepayment to the extent required under this Agreement. Borrower agrees to pay the Exit Fee to the Lenders and Administrative Agent in consideration for the funding and coordination of the Loan. (iv) Late Payments; Acceleration. 19 57423708.16 1. Should Borrower fail to pay any installment of interest or any other payment, including replenishment of any Reserves, due hereunder and such failure shall continue for a period of ten (10) days, Borrower shall pay a late charge in the amount of five percent (5%) on the installment of interest so overdue; except that with regard to final payment due on the Maturity Date, interest shall accrue at the Default Interest Rate. 2. The said principal sum or the unpaid balance thereof, with interest thereon, shall become due and payable, at the option of Administrative Agent, after default in the payment of any installment of interest for a period of ten (10) days, or upon an Event of Default hereunder or pursuant to the Security Instrument. The acceptance of a late payment charge shall not constitute a waiver of any Unmatured Event of Default or Event of Default then existing pursuant to the Loan Documents. Administrative Agent’s failure to collect a late payment charge at any time shall not constitute a waiver of Administrative Agent’s and Lender’s right thereafter, at any time and from time to time (including upon acceleration of the Note or upon payment in full of the Loan), to collect such previously uncollected late payment charge or to collect subsequently accruing late payment charges. (v) Voluntary Prepayment. The Indebtedness may be prepaid in whole at any time, provided that in no event (whether, for the avoidance of doubt, the Indebtedness is wholly, or partially prepaid according to the terms of this Agreement) shall the interest due and payable to Lender and/or Administrative Agent under the Loan (collectively, the “Breakage Costs”) be less than $18,160,000 (the “Minimum Interest”). For further clarification, upon the Indebtedness being fully repaid, to the extent that any previous payments of interest have not satisfied the Minimum Interest, then such final payment shall be accompanied by an amount equal to the difference between the Breakage Costs already paid to Lender and/or Administrative Agent (the “Paid Breakage Costs”) and the Minimum Interest. Prepayments in part prior to full repayment of the Indebtedness shall not be subject to the Minimum Interest as long as the Minimum Interest is paid in full upon full repayment of the Loan. Notwithstanding anything to the contrary herein, the Paid Breakage Costs shall not include any late charge(s), payments made under the Default Interest Rate, or any other payment(s) made to Lender and/or Administrative Agent outside of the payment of Breakage Costs. Borrower shall give Administrative Agent not less than ten (10) Business Days prior written notice of its intent to make any prepayment. No prepayment (i) shall be made on any day that is not a U.S. Government Securities Business Day, and, if any prepayment to be made shall fall due on a day that is not a U.S. Government Securities Business Day, payment shall be made on the next succeeding U.S. Government Securities Business Day, and such extension of time shall be reflected in computing interest, (ii) shall be permitted under this Section 2(b)(v) so long as an Event of Default has occurred and is continuing. (vi) Mandatory Prepayment. 1. Required Prepayments of Debt. Upon the occurrence of any of the following events, Borrower shall prepay the Indebtedness in the amounts set forth below, which prepayments shall be made together with the amounts required by Section 2(b)(vii): (x) if at any time any Property is conveyed to a third party pursuant to Subsection 2(b)(viii)(b), then no later than the applicable date of conveyance, Borrower shall prepay the Indebtedness in an amount pursuant to Section 2(b)(ix); (y) if at any time any Property is conveyed to a third party in a manner not set forth in Subsection 2(b)(viii)(b), then no later than the applicable date of conveyance, 20 57423708.16 Borrower shall prepay the entirety of the Indebtedness and satisfy the totality of the Obligations; and (z) if Borrower is required to make any prepayment under Section 7 as a result of a Condemnation or Casualty, on the next occurring Payment Date following the date on which the applicable Award or Insurance Proceeds are paid, Administrative Agent shall apply the Net Proceeds thereof towards the prepayment of the Indebtedness in the amount required by Section 7, as applicable, and Borrower shall prepay the Indebtedness in such amount. 2. Aggregate Collateral Value. In the event that the Outstanding Principal Balance at any time exceeds the Aggregate Collateral Value, Borrower shall prepay the Indebtedness in an amount sufficient to reduce the Outstanding Principal Balance to no greater than the Aggregate Collateral Value. 3. Payment from Cash Management Account. Administrative Agent may collect any prepayment required under this Section 2(b)(vi) from the Cash Management Account or Reserve Account on the day immediately following the date such prepayment is payable hereunder if Borrower fails to make such prepayment on such date, provided that any such application shall not be deemed to be a cure of any Event of Default related thereto. (vii) Prepayment Requirements. 1. On the date on which a prepayment in whole, whether voluntary or mandatory, is made, Borrower shall pay to Administrative Agent the following: (i) all accrued and unpaid interest calculated at the Interest Rate on the amount of principal being prepaid through and including the date of such prepayment; (ii) the Minimum Interest applicable to such prepayment; and; (iii) the Exit Fee applicable to the prepaid portion of the principal at the time of the prepayment, and (iv) all other sums, then due under the Loan Documents. No partial prepayment of the Loan is permitted, except as set forth in Section 2(b)(ix). 2. Except during the continuance of an Event of Default, funds delivered to Administrative Agent in connection with any prepayment shall be applied in the following order of priority: (i) first, to any amounts (other than principal, interest and Minimum Interest) then due and payable under the Loan Documents; (ii) second, interest on the principal amount being prepaid at the Interest Rate through the date of prepayment; (iii) third, any Minimum Interest required to be paid on the principal amount being prepaid (if any) in connection with such prepayment, (iv) fourth, to the Exit Fee, and (v) fifth, to principal. Notwithstanding anything contained herein to the contrary, during the continuance of any Event of Default, any payment of principal, interest and other amounts payable under the Loan Documents from whatever source (including Rents collected by or on behalf of Administrative Agent from Tenants) may be applied by Lenders among the Obligations in such order, priority and proportions as Administrative Agent shall determine. (viii) Release and Partial Release of Property. a. Generally. Except as set forth in this Section 2(b)(viii), no repayment or prepayment of all or any portion of the Loan shall cause, give rise to a right to require, or otherwise result in, the release or partial release of the Lien of the Security Instrument on the Property.

21 57423708.16 b. Partial Release of Properties. Administrative Agent shall, upon written request of Borrower at the expense of Borrower and subject to the further provisions hereinbelow, partially release the Lien of the Security Instrument, Assignment of Leases and any Financing Statements as to the respective Unit and any common elements and other rights appurtenant thereto by Borrower upon the satisfaction of the following conditions (a “Partial Release”): 1. Borrower has fully complied with the requirements of this Agreement for a Partial Release, 2. Administrative Agent shall have received a copy of an executed Eligible Contract with reference to the Unit requested to be released; 3. Contemporaneously with such release there shall be a sale of such Unit pursuant to an Eligible Contract entered into in accordance with the terms of this Agreement; 4. Administrative Agent shall have received not less than five (5) Business Days’ advance written notice of a proposed Unit release accompanied by a pro forma settlement statement signed by Borrower and reflecting the Unit Net Sales Proceeds, and approved such settlement statement (or coordinated the approval by the Servicer of such settlement statement); 5. Administrative Agent shall have received not less than five (5) Business Days’ advance written notice of the costs of preparing the applicable Unit to be marketed and sold previously incurred by Borrower, and approved such amount (or coordinated the approval by the Servicer of such amount, which approved amount shall be referred to herein as the “Make-Ready Cost”); 6. The Unit to be released will constitute one or more tax lots separate and distinct from the tax lot or lots applicable to the remaining portion of the Land encumbered by the Lien of the Security Instrument; 7. Neither the release from the Lien of the Security Instrument nor the conveyance to the transferee of such Unit will violate any applicable zoning or subdivision laws; 8. If requested by and available to Administrative Agent, Borrower shall deliver to Administrative Agent a “date down” endorsement to the Title Insurance Policy in form and substance reasonably acceptable to Administrative Agent, which endorsement shall continue to insure the Lien of the Security Instrument (after giving effect to the Release) subject to no Liens or encumbrances; provided, however, that Administrative Agent may only request such endorsement upon the sale of fifty (50) Units within a state in the same calendar month; 9. On the date of the conveyance of the Unit, Borrower agrees that the applicable Release Amount, the Release Fees, the Release Legal Fees, the Servicing Fees, the Exit Fee (which shall be calculated as the rate of the Exit Fee, if so applied to an amount 22 57423708.16 equal to the Release Amount), and any other amounts required by this Section 2(b)(viii) shall be transferred directly to the Reserve Account to be held by the Servicer, with the balance of any remaining Unit Net Sales Proceeds attributable to the closing of the sale of such Unit (such amount(s) hereinafter collectively referred to as the “Qualifying Net Sales Proceeds”), together with the applicable Make-Ready Costs attributable to such Unit, to be remitted to the Operating Account so long as no Event of Default has occurred; 10. After giving effect to the conveyance of such Unit, the Sponsor shall continue to qualify as, and elect to be treated as, a REIT, and shall remain in compliance with all requirements and conditions imposed under the Internal Revenue Code to allow the Sponsor to maintain its status as a REIT; 11. Amounts received by Administrative Agent or Lender under this subsection shall be applied in such order and priority against the Indebtedness and Obligations as Administrative Agent may elect except that absent an Event of Default, unless otherwise agreed by Borrower, such Release Amount shall be applied to the principal amount of the Loan; and 12. With respect to the sale and release of the Properties, at least five (5) Business Days prior to the first (1st) day of each calendar month, Borrower shall notify Administrative Agent or Lender of all Unit closings scheduled under Eligible Contracts for such month (each such notice, the “Monthly Scheduled Release Notice”), which Monthly Scheduled Release Notice shall include the items described below. Administrative Agent or Lender shall deposit with the applicable title company or companies that will handle such scheduled closings executed originals of partial releases sufficient to accommodate such closings (or shall otherwise provide partial releases to permit closing of such Properties to occur in accordance with the provisions of this subsection (12), it being agreed that Administrative Agent or Lender can limit the delivery of partial releases to those needed for the succeeding two (2) weeks). Borrower’s Monthly Scheduled Release Notice given to Administrative Agent or Lender shall be accompanied by (i) each applicable Eligible Contract, (ii) the identity and address of the applicable Unit(s), (iii) the legal description of the applicable Unit(s), (iv) information necessary to process the request for partial release including the name and address of the applicable title company or companies to whose attention the applicable partial releases should be directed, numbers that should be referenced (order number, loan number) and the applicable scheduled date when each such requested partial release is to be made, (v) and such other documents and information concerning any such partial releases as Administrative Agent or Lender may reasonably request, and to the extent of any requested partial release not the subject of any applicable Monthly Scheduled Release Notice, Borrower shall give Administrative Agent at least ten (10) Business Days’ advance written notice of Borrower’s request for such partial release, which notice shall contain the foregoing information and items (to the extent not earlier delivered to Administrative Agent) described above in this subsection for the applicable Unit(s). (ix) Prepayment Upon Partial Release; Sales Proceeds. 1. Partial Release Prepayment Amount. If at any time any Property is conveyed to a third party pursuant to Subsection 2(b)(viii)(b), then no later than the applicable date of conveyance (for purposes of this Section 2(b)(ix), hereinafter referred to as the 23 57423708.16 “Transfer Date”), Borrower shall prepay the Indebtedness in an amount equal to the applicable Release Amount. 2. Release of Qualifying Net Sales Proceeds. After the six (6) month period following Closing, Borrower shall be permitted on the final Business Day of each calendar quarter (for purposes of this Section 2(b)(ix), hereinafter referred to as the “Remittance Date”) to remit the Qualifying Net Sales Proceeds to an account designated by Borrower so long as (i) Borrower delivers an executed Officer’s Certificate (“Officer’s Certificate”) in the form attached hereto as Exhibit A and made a part hereof, (ii) the amount within each Reserve is greater than or equal to the applicable Minimum Required Reserve Amount, (ii) the LTV Covenant is satisfied, and (iii) there is no Unmatured Event of Default or Event of Default in existence or continuing. 3. Erroneous Payments of Principal. To the extent any representation, warranty or covenant on an Officer’s Certificate delivered on a Transfer Date is untrue or incorrect, or is rendered untrue or incorrect in the reasonable discretion of Administrative Agent, between the applicable Transfer Date and Remittance Date, Administrative shall have the right to (i) notwithstanding the terms and conditions of Subsection 2(b)(ix)(2), direct Servicer to hold the Qualifying Net Sales Proceeds in the Reserve Account, without remittance to Borrower, (ii) apply such Qualifying Net Sales Proceeds to the prepayment of Indebtedness, and (iii) recalculate the Outstanding Principal Balance of the Loan, in the sole but good faith discretion of Administrative Agent. (c) Reserves. (i) Interest Reserve. On the Closing Date, Administrative Agent shall withhold from the proceeds of the Loan in the amount of the $10,000,000 (as such amount may be increased, decreased, modified and/or supplemented, the “Interest Reserve”). The Interest Reserve shall be deposited in the Reserve Account, held as security for Borrower’s obligations under this Agreement, the Note and the other Loan Documents, and will be drawn on by Administrative Agent to pay the monthly interest payments when due under the Note so long as there is a sufficient amount in the Interest Reserve to maintain the Minimum Required Interest Reserve (as defined below) after Administrative Agent would draw such amount from the Interest Reserve. Notwithstanding the foregoing, the Interest Reserve shall at all times during the term of the Loan have at least an amount determined by Administrative Agent, in Administrative Agent’s sole discretion, that would equal an amount of interest payable by Borrower under the Note for a period of three (3) calendar months (the “Minimum Required Interest Reserve Amount”), and should the Interest Reserve at any time have less than an amount equal to the Minimum Required Interest Reserve Amount, Borrower shall immediately deposit in the Reserve Account an amount sufficient to restore the Interest Reserve to an amount equal to the Minimum Required Interest Reserve Amount. Provided that there exists no Event of Default under any of the Loan Documents, Administrative Agent shall apply the amount of the Interest Reserve in excess of the Minimum Required Interest Reserve Amount toward Borrower’s obligation to pay interest under the Note with respect to the first monthly payment of interest (or portions thereof until such excess is fully applied, with Borrower being responsible for the payment of any deficiency). In the event there are any funds remaining in the Interest Reserve on the Maturity Date, such amounts shall be credited to Borrower’s payment of the Loan on the Maturity Date. 24 57423708.16 (ii) Tax Reserve. Administrative Agent shall withhold on the Closing Date from the proceeds of the Loan an additional sum in the amount determined by Administrative Agent, in Administrative Agent’s sole discretion, that would equal the amount of real estate taxes assessed against the Property for a period of three (3) months (such reserve hereinafter referred to as the “Tax Reserve”, with such amount hereinafter referred to as the “Minimum Required Tax Reserve Amount”) pursuant to the Budgeted Operating Expenses. (iii) Insurance Reserve. Administrative Agent shall withhold on the Closing Date from the proceeds of the Loan an additional sum in the amount determined by Administrative Agent, in Administrative Agent’s sole discretion, that would equal the amount of insurance premiums necessary to pay for the insurance policies required hereunder for a period of three (3) months (such reserve hereinafter referred to as the “Insurance Reserve”, with such amount hereinafter referred to as the “Minimum Required Insurance Reserve Amount”) pursuant to the Budgeted Operating Expenses. (iv) HOA Assessment Reserve. Administrative Agent shall withhold on the Closing Date from the proceeds of the Loan an additional sum in the amount determined by Administrative Agent, in Administrative Agent’s sole discretion, that would equal the amount of HOA Fees payable by Borrower for a period of three (3) months (such reserve hereinafter referred to as the “HOA Assessment Reserve”, with such amount hereinafter referred to as the “Minimum Required HOA Assessment Reserve Amount”) pursuant to the Budgeted Operating Expenses. (v) Property Maintenance Reserve. Administrative Agent shall withhold on the Closing Date from the proceeds of the Loan an additional sum in the amount determined by Administrative Agent, in Administrative Agent’s sole discretion, that would equal the costs of maintenance and capital improvement work for the Properties (such reserve hereinafter referred to as the “Property Maintenance Reserve”) for the three (3) months following Closing, currently determined by Administrative Agent to equal $1,200 per Unit (such monetary amount hereinafter referred to as the “Designated Per-Unit Maintenance Amount”). Notwithstanding the foregoing, Borrower may request through written notice that amounts contained within the Property Maintenance Reserve be used to fund Make-Ready Costs so long as no Event of Default exists or is continuing, which requests shall be reasonably determined by Administrative Agent within five (5) Business Days; provided, however, that (i) no such request may be made by Borrower within six (6) months of Closing, and (ii) should the Property Maintenance Reserve at any time have less than an amount equal to the Minimum Required Property Maintenance Reserve Amount, Borrower shall immediately deposit in the Reserve Account an amount sufficient to restore the Property Maintenance Reserve to an amount equal to the Minimum Required Property Maintenance Reserve Amount, subject to the cure period set forth in Section 9(a)(xx). (vi) Reserves; Generally. It is expressly agreed and acknowledged that interest shall accrue on the Reserves upon funding by Lender and/or depositing by Borrower into the Reserves, as the case may be. Further, Administrative Agent is hereby authorized, in its sole discretion, to deposit and maintain the Reserves in the Reserve Account, as well as make disbursements therefrom. Administrative Agent may select interest-bearing accounts to hold the Reserves, to the extent permitted by applicable Law and regulations, Lender shall retain any and all interests earned on the Reserves, and the Borrower shall have no right or claim to such interests.

25 57423708.16 (vii) Not a Trust. The Reserves shall be held by Administrative Agent, shall not constitute a trust fund, and may be commingled with other monies held by Administrative Agent. Borrower shall have no right of access to or right of withdrawal of funds from the Reserves, and Administrative Agent shall at all times retain in its possession all original documents and instruments which evidence the ownership of and the right to draw funds from the Reserves. Administrative Agent shall at all times have exclusive possession and control of the Reserves and shall have the sole right to renew such account(s) upon the Maturity Date. Provided there exists no Event of Default under any of the Loan Documents and all obligations of Borrower under the Loan have been satisfied, any funds remaining in the Reserves shall be credited to payment of the Loan on the Maturity Date. (viii) Security Interest. Borrower hereby pledges, assigns, hypothecates and transfers to Lender, and grants to Lender a security interest in, all of Borrower’s rights, title and interest in and to the Reserves. The security interest granted herein shall apply to and include all renewals, extensions, additions and substitutions with respect to such Reserves. Borrower agrees that the Reserves shall be titled in the name of Borrower or Administrative Agent (or may otherwise reference Borrower) for the benefit of Administrative Agent. Borrower agrees that at any time and from time to time, at Borrower’s sole expense, Borrower will take all such further actions as are necessary in order for Lender to exercise and enforce its rights and remedies hereunder with respect to the Reserves and to carry out the intents and purposes hereof. On the written request of Administrative Agent in its sole discretion, Borrower shall execute and deliver to Administrative Agent a financing statement describing Lender’s security interest in the Reserves, and Borrower shall pay for the cost of filing and/or recording the same. Borrower shall also execute and deliver to Administrative Agent all such further assurances, certificates, opinions and any other documents and do or cause to be done any other acts that Administrative Agent may reasonably request from time to time, and at any time, to protect Lender’s rights and to insure Borrower’s obligations under this Agreement. Lender’s and/or Administrative Agent’s rights hereunder and under any other security agreement or other writing or under Applicable Laws shall be cumulative. (ix) Modifications to Reserves. Releases, reductions, exchanges of, or substitutions for the Reserves may from time to time be made by Lender and/or Administrative Agent without affecting the provisions of this Agreement or the liabilities of Borrower hereunder. (x) Possession of Reserves. Without limiting any other rights granted Administrative Agent under this Agreement, during the continuance of any Event of Default Borrower hereby irrevocably authorizes Administrative Agent, during the continuance of such Event of Default, with or without prior notice to Borrower, to take immediate possession and/or control of all proceeds of the Reserves, including all interest earned thereon (if any), and to apply such proceeds to satisfy all obligations due and owing under the Loan. (d) Gross-Up of Costs and Charges. (i) Requirements Regarding Withholding of Taxes. All payments made by any Borrower Party pursuant to any Loan Document shall be made free and clear of, and without reduction for or on account of, Taxes, except as required by Applicable Law. If any Taxes are required to be withheld from any amounts payable to Administrative Agent or Lender 26 57423708.16 hereunder, the applicable Borrower Party shall be entitled to make such withholding and shall timely pay the full amount withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Borrower Party shall be increased as necessary so that after such withholding has been made (including such withholdings applicable to additional sums payable under this Section 2(d)) the applicable Administrative Agent or Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made. Whenever any Tax is payable pursuant to Applicable Law by Borrower, as promptly as possible thereafter, Borrower shall send to Administrative Agent an original official receipt, if available, or certified copy thereof showing payment of such Tax. Borrower hereby indemnifies Administrative Agent and Lender for any incremental taxes, interest or penalties that may become payable by Administrative Agent or Lender which may result from any failure by Borrower to pay any such Tax when due to the appropriate taxing authority or any failure by Borrower to remit to Administrative Agent the required receipts or other required documentary evidence. (ii) Changes in Costs, Charges or Taxes. In the event that any change in (i) any requirement of law, rule, regulation or treaty or in the interpretation or application thereof or (ii) the compliance by Administrative Agent or Lender with any request or directive hereafter issued from any central bank or other Governmental Authority either: 1. Hereafter imposes, modifies or holds applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by (or any other credit extended by), or any other acquisition of funds by any office of Administrative Agent or Lender; 2. Hereafter has the effect of reducing the rate of return on Lender’s capital as a consequence of its obligations under this Section 2(d)(ii) to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender’s policies with respect to capital adequacy) by any amount deemed by Lender to be material; 3. Hereafter imposes on Administrative Agent or Lender any other condition, the result of which is to materially increase the cost to Administrative Agent or Lender of making, renewing or maintaining loans or extensions of credit or to reduce any amount receivable hereunder; or 4. Hereafter subjects Administrative Agent or Lender to any Taxes (other than (A) Indemnified Taxes or (B) the Taxes described in clauses (iii) through (v) set forth in the definition of the term “Excluded Taxes”) on either the loans, loan principals, letters of credit, commitments or other obligations of Administrative Agent and/or Lender, or the deposits, reserves or other liabilities (or capital attributable thereto) of Administrative Agent and/or Lender; Then, in any such case, Borrower shall promptly pay Administrative Agent (for disbursement to Lender), within fifteen (15) Business Days following written demand together with documentation in reasonable detail describing such cost, any additional amounts necessary to compensate Lender for such additional cost or reduced amount receivable which Lender deems to be material as determined by Lender in its reasonable discretion. If Lender becomes entitled to claim any 27 57423708.16 additional amounts pursuant to this Section 2(d)(ii), Administrative Agent shall provide Borrower with not less than thirty (30) days written notice specifying the additional amount required to fully compensate Lender for such additional cost or reduced amount together with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof. A certificate as to any additional costs or amounts payable pursuant to the foregoing sentence submitted by Administrative Agent to Borrower shall be conclusive in the absence of manifest error. Administrative Agent and each Lender agree to use reasonable efforts to designate a different lending office to maintain its portion of the Loan if, in the judgment of such Lender, such different designation would avoid, or reduce, the amount of additional costs and Indemnified Taxes described in Sections 2(d)(i) and 2(d)(ii) and will not subject Administrative Agent or Lender to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to Administrative Agent or Lender, provided that Administrative Agent and Lender shall have no obligation to designate a lending office in the United States. Notwithstanding anything herein to the contrary, Borrower shall only be obligated to compensate Administrative Agent or Lender for additional costs or reduced amounts receivable that first accrue during the one hundred twenty (120) day period immediately preceding the date on which Administrative Agent provides Borrower written notice thereof. (iii) Indemnification with Respect to Taxes. Borrower agrees to indemnify Administrative Agent and Lender within ten (10) days after demand therefor, and to hold Administrative Agent and Lender harmless from, any loss or expense which Administrative Agent or Lender sustains or incurs as a consequence of (i) any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2(d)) payable or paid by Administrative Agent or Borrower or required to be withheld or deducted from a payment to Administrative Agent or Borrower and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, and (ii) any prepayment of the Loan on a day that (A) is not a Payment Date or (B) is a Payment Date if Borrower did not give the prior written notice of such prepayment required pursuant to the terms of this Agreement, including, without limitation, such loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the Loan hereunder; provided, however, that (other than with respect to clause (i) above) Borrower shall not indemnify Administrative Agent or Lender from any loss or expense arising from Administrative Agent’s or Lender’s willful misconduct, illegal acts, fraud or gross negligence. This provision shall survive payment of the Note in full and the satisfaction of all other obligations of Borrower under this Agreement and the other Loan Documents. (iv) Cooperation of Lender. Administrative Agent and Lender agree to endeavor to take reasonable steps to mitigate the effect of any Indemnified Taxes, increased cost or reduction in amounts received or receivable hereunder that would entitle Lender to claim compensation pursuant to this Section 2(d), provided that neither Administrative Agent nor Lender shall be required to take any such action that would otherwise have a material and adverse effect on the rights of Administrative Agent or Lender under this Agreement. (e) Extension of Maturity Date. Subject to the provisions of this Section 2(e), Borrower shall have two (2) options (hereinafter referred to, whether collectively or individually, as the “Extension Option”), by irrevocable written notice (hereinafter collectively referred to as 28 57423708.16 the “Extension Notice(s)”) delivered to Administrative Agent no earlier than ninety (90) days and no later than thirty (30) days prior to, as applicable, the Initial Maturity Date or the First Extended Maturity Date, to extend the Initial Maturity Date to the First Extended Maturity Date or First Extended Maturity Date to the Second Extended Maturity Date. Borrower’s right to so extend the Maturity Date shall be subject to the satisfaction of each of the following conditions precedent prior to the extension hereunder (and each such condition shall be satisfied in connection with the exercise of the respective Extension Option): (i) No Unmatured Event of Default or Event of Default shall have occurred and be continuing on the date Borrower delivers the applicable Extension Notice; (ii) No Unmatured Event of Default or Event of Default shall have occurred and be continuing on the Initial Maturity Date or First Extended Maturity Date; (iii) Borrower shall pay to Administrative Agent the Extension Fee on or prior to the Initial Maturity Date or an additional Extension Fee on or prior to the First Extended Maturity Date; (iv) Borrower shall have paid all reasonable, out-of-pocket costs and expenses actually incurred by Administrative Agent and Lender in connection with the extension, including underwriting, title and reasonable outside legal fees and costs, if any; (v) No Material Adverse Effect shall have occurred; (vi) There shall be no challenge, action, suit, proceeding, or investigation pending or threatened in writing against any part of the Property or Borrower by any Person, in any court or before any Governmental Authority which is reasonably likely to cause a Material Adverse Effect on the value of the Property, as determined by Administrative Agent acting in its sole but reasonable discretion; (vii) Sponsor shall continue to qualify as, and has continued to be elected to be treated as, a REIT, and is otherwise in compliance with all requirements and conditions imposed under the Code for purposes of maintaining the Sponsor’s status as a REIT; and (viii) The representations and warranties made by Borrower, Pledgor and Guarantor in the Loan Documents or otherwise made by Borrower, Pledgor or Guarantor in connection therewith after the date thereof shall have been true and correct in all material respects on the date on which made and shall also be true and correct as if remade upon the exercise of the respective Extension Option and on the Initial Maturity Date or First Extended Maturity Date (unless the same solely relate to a different specified time period). In the event Borrower fails to deliver the Extension Notice or fails to timely pay the applicable Extension Fee or satisfy the other conditions of the respective Extension Option, Borrower’s right to extend the Maturity Date shall be considered null and void and all amounts due and owing Lender and/or Administrative Agent hereunder shall be paid to Administrative Agent on the Maturity Date. In the event the Maturity Date is extended pursuant to this Section, Borrower shall (i) continue to pay interest as set forth in this Agreement, and (ii) pay, unless due

29 57423708.16 and payable sooner because of acceleration, the full principal balance of the Note together with accrued and unpaid interest on the Maturity Date, as extended. 3. TAXES. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Change in Law (as determined in the good faith discretion of Lender) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall if so directed by Lender or Administrative Agent to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Indemnification by Borrower. Borrower shall indemnify each Recipient, within ten (10) Business Days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Indemnification by the Lenders. Each Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 7 hereof relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender and Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this Section 3(d). 30 57423708.16 (e) Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to this Section, Borrower shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent. (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in subsections (1), (2) and (4) of Section 3(f)(ii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person, then the following must occur: 1. Any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; 2. Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable: (w) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (I) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “interest” article of such tax treaty and (II) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty; (x) executed copies of IRS Form W-8ECI; (y) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (I) a certificate substantially in the form of Exhibit B-1 attached hereto and 31 57423708.16 made a part hereof to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (II) executed copies of IRS Form W-8BEN or IRS Form W 8BEN-E; or (z) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI; IRS Form W-8BEN; IRS Form W 8BEN-E; a U.S. Tax Compliance Certificate substantially in the form of Exhibits B-2 or B-3 (as applicable), each such Exhibit being attached hereto and made a part hereof, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided, however, that, if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, then the Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-4 attached hereto and made a part hereof on behalf of each such direct and indirect partner; (iii) Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and (iv) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA (as defined below) in the event such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this subsection (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to 32 57423708.16 the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 3(g) (in addition to any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 3(g) the payment of which would place the indemnified party in a less favorable net after- tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 3(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Lender’s funding obligations hereunder and the repayment, satisfaction or discharge of all obligations under any Loan Document. 4. CONDITIONS PRECEDENT. Lender’s obligation to close the Loan is subject to satisfaction of all of the following conditions, all in form and substance satisfactory to Administrative Agent in its sole but good faith discretion: (If Lender closes without the fulfillment of a condition, it will be deemed to have acknowledged that such condition has been fulfilled). (a) No Default. (i) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or will result from the making of the Loan, (ii) Borrower’s representations and warranties shall be true and correct as of the date of such Loan, (iii) there shall have been no material adverse change with respect to any of Borrower’s or Guarantor’s or the Property’s business, credit, operations or financial condition or notice of any prospective material adverse change with respect to any insurance maintained by Borrower, and (iv) Borrower, at Borrower’s expense, shall have fulfilled all conditions set forth in this Section 4. (b) Loan Documents. Administrative Agent shall have received the Loan Documents, all in form and substance satisfactory to Administrative Agent. (c) Opinions of Counsel. Lender shall have received opinions of counsel for Borrower, Guarantor and Pledgor that: (i) Borrower is a duly formed entity under the laws of its state of formation, validly existing, in good standing in such state, and has the authority to enter into the obligations contemplated by this Agreement and the Loan Documents and to carry out the obligations contemplated hereby and thereby; (ii) Pledgor is a duly formed entity under the laws of its state of

33 57423708.16 formation, validly existing, in good standing in such state, and has the authority to enter into the obligations contemplated by the Pledge and Security Agreement and the other Loan Documents to which it is a party and to carry out the obligations contemplated hereby and thereby; (iii) Guarantor is a duly formed entity under the laws of its state of formation, validly existing, in good standing in such state, and has the authority to enter into the obligations contemplated by the Guaranties and the other Loan Documents to which it is a party and to carry out the obligations contemplated hereby and thereby; (iv) Borrower is fully qualified to do business in each State in which the Property owned by each respective Borrower is located; (v) The organizational documents of Borrower, Pledgor and Guarantor are in full force and effect; (vi) This Agreement and the Loan Documents have been duly authorized, executed and delivered by Borrower, Guarantor, and Pledgor, as the case may be, and constitute legal valid and binding obligations of such parties, enforceable in accordance with their respective terms, are in proper form under the laws of the State of New York and the Applicable Laws of the jurisdictions in which the Property is located (as the case may be), for the creation, perfection and enforcement of the Liens contemplated thereby, subject only to applicable equity, bankruptcy, insolvency, and other laws affecting creditors’ rights; (vii) The various security agreements are in proper form under the laws of the applicable state for the creation and perfection of the Liens contemplated thereby against the interest of Borrower in the applicable collateral described in such agreements; (viii) This Agreement, together with the other Loan Documents, creates a valid and continuing security interest (as defined in the Uniform Commercial Code) in the Rent Deposit Account, Operating Account, Cash Management Account and Reserve Account in favor of Lender, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from Borrower; (ix) Each of the Rent Deposit Account, Operating Account, Cash Management Account and Reserve Account constitutes a “deposit account” or “securities account” within the meaning of the Uniform Commercial Code; (x) The transaction in question is not usurious under the laws of the State of New York or the Applicable Laws of the jurisdictions in which the Property is located (as the case may be); (xi) The execution and delivery of the Loan Documents, and the carrying out of the transactions contemplated thereby will not, to such counsel’s knowledge, violate, conflict with or constitute a default under any agreement to which Borrower, Guarantor, or Pledgor, as the case may be, are parties or by which it or they may be bound; (xii) There are no actions, suits or proceedings pending, or, to said counsel’s knowledge, threatened against Borrower, Guarantor, Pledgor or the Property, either at 34 57423708.16 law or in equity or before or by any governmental authority which would affect the validity or enforceability of the Loan Documents or which would substantially impair the ability of such party to pay when due any amounts which may become payable under the Loan Documents or to perform such party’s obligations under the Environmental Indemnity Agreement; (xiii) Borrower is a separate legal entity and will not be consolidated with any other entity in an Event of Bankruptcy; (xiv) Borrower complies with all legal and tax requirements under Applicable Laws that Borrower may be subject to as a real estate investment trust; (xv) A federal court of competent jurisdiction would hold that Delaware law, and not federal law, would govern the determination of what persons or entities have authority to file a voluntary bankruptcy petition on behalf of Borrower; (xvi) Any provisions in the organizational documents of Borrower relating to bankruptcy comply with Applicable Law, and a court of competent jurisdiction would confirm any such provisions; and, (xvii) Such other things as Lender or its counsel may reasonably request. (d) Title. Administrative Agent shall have received a UCC Policy and Title Insurance Policy from the Title Company confirming Borrower’s fee ownership of the Property, the marketability of title and that each Security Instrument is a valid first lien on the Property defined therein, free and clear of liens and encumbrances and exceptions to title except for the Permitted Encumbrances. The Title Insurance Policy shall also contain any endorsements required by Administrative Agent, including, without limitation but where applicable, comprehensive, creditor’s rights, usury, access, tax parcel identification, and restrictions. (e) Searches. Borrower shall have delivered to Administrative Agent evidence that a search of the public records disclosed no judgment, UCC or other liens affecting Borrower, Pledgor, Guarantor, or the Properties, and no conditional or unconditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements which affect the Property, except as permitted by Administrative Agent in its sole discretion. (f) Valuation of Properties. Administrative Agent shall have received the Valuations. In addition, Administrative Agent shall have the right to request and receive updated Valuations for the Property, during the Term of the Loan, at such times as Administrative Agent may reasonably believe that there has been change in the value of the Property, the cost and expense incurred in connection therewith shall be paid by Borrower. (g) Insurance. Borrower shall insure the Property and itself for such amounts, upon such terms, with such mortgagee and/or loss payee clauses and written by such insurers as Administrative Agent shall reasonably require prior to Closing. All policies shall be endorsed to provide Administrative Agent at least thirty (30) days written notice of any material change, cancellation or non-renewal. Administrative Agent shall receive paid-up policies evidencing the required coverage, together with paid receipts therefor, prior to the Closing Date, and certified copies of the policies within thirty (30) days after the Closing Date. Borrower will be responsible 35 57423708.16 for insuring the Property and itself throughout the Term of the Loan, notwithstanding any other parties’ obligation to insure same. (h) Organizational Documents. Administrative Agent shall have received and approved all articles of organization, operating agreements, certificates of authority, resolutions, authorizations, consents, certificates and other documentation required by Administrative Agent regarding any Loan Party or any of its members or beneficial owner. (i) Governmental Approvals. Administrative Agent shall have received true, complete and accurate evidence of all governmental approvals obtained as of the day hereof and required in connection with Borrower’s ownership, operation, and redevelopment of the Property. (j) Expenses. Borrower shall deliver to Administrative Agent evidence of the payment of all fees and charges as required under this Section 4 and Section 6(j), including Servicing Fees, reasonable legal fees, closing costs, recording and notary fees and any other similar matters pertinent thereto, as well as any fees incurred by Administrative Agent or Lenders in the origination of the Loan. (k) Budget. Borrower shall have delivered to Administrative Agent, in form and content acceptable to Administrative Agent in its sole discretion, a summary of sources and uses or detailed budget as to the use of the proceeds of the Loan for the purposes set forth in this Agreement, which shall (i) if applicable, be accompanied by documentation (e.g., quotes, plans and specifications, etc.) detailing the items set forth therein and (ii) certify that the Operating Account holds at least $7,700,000 as of the Closing Date plus the amount of the Initial Permitted Borrower Distribution (but only to the extent such Initial Permitted Borrower Distribution is not distributed upon Closing). (l) Bank Accounts. Each of the Rent Deposit Account, Operating Account, Cash Management Account and Reserve Account are opened and available to receive deposits of cash. (m) Loan Closing Statement. Administrative Agent shall have received and approved settlement statement reflecting the terms and conditions of the Loan. (n) Additional Items. Administrative Agent shall have received such other items as Lender and/or Administrative Agent may reasonably require. 5. REPRESENTATIONS AND WARRANTIES. To induce Lender and Administrative Agent to enter into this Agreement and to induce Lender to make the Loan, the Loan Parties represents and warrants to Lender and Administrative Agent that: (a) Representations and Warranties in Security Instrument and Guaranties. All of the representations and warranties contained in the Security Instrument and the Guaranties are true and correct and are incorporated herein by reference as if set out in full. (b) Organization. Borrower is validly existing and in good standing under the laws of the State of Delaware; and Borrower is duly qualified to do business in each State in which the Property is located owned by Borrower. PORT Sponsor’s United States tax identification 36 57423708.16 number is 84-1306078. Reven 1’s United States tax identification number is 83-1818628. Reven 2’s United States tax identification number is 86-3112125. BPDM’s United States tax identification number is 82-4135500. PORTII’s United States tax identification number is 85- 2931967. Borrower’s address is c/o R2 Advisors, 3857 Birch Street, Newport Beach, California 92660. Borrower understands and acknowledges that this Agreement or a summary of this Agreement may be disclosed to the Internal Revenue Service. (c) Authorization; No Conflict. Borrower is duly authorized to execute and deliver each Loan Document to which it is a party; Borrower is duly authorized to borrow monies hereunder; and Borrower is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by Borrower of each Loan Document to which it is a party, and the borrowings by Borrower hereunder, do not and will not (A) require any consent or approval of any governmental agency or authority (other than any consent or approval that has been obtained and is in full force and effect), (B) to Borrower’s Knowledge, conflict with (i) any provision of Law, regulation or ordinance, or order of any court or tribunal, and no provision of the Loan Documents violates any Applicable Law, (ii) the charter, by-laws or other organizational documents of Borrower, or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon Borrower or the Property, or (C) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of Lender). Borrower has complied with any and all Laws and regulations concerning its organization, existence and the transaction of its business, and has the right and power to own the Property. (d) Validity and Binding Nature. This Agreement and each other Loan Document to which any Loan Party is a party is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity. (e) Other Financing. Borrower is not party to any other financing or indebtedness. The Prior Loan has been repaid in full and Borrower has no further obligations with respect to the Prior Loan. (f) Financial Condition. Any financial statements of Borrower which have been delivered to Administrative Agent were prepared in accordance with GAAP or an Acceptable Accounting Method, and present fairly the financial condition of Borrower, as at such date and the results of Borrower’s operations for the period then ended. (g) No Material Adverse Effect. There has been no Material Adverse Effect of Borrower or Guarantor. (h) Litigation and Contingent Liabilities. As of the Closing Date, no litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to Borrower’s knowledge, threatened against any Loan Party that might reasonably be expected to have a Material Adverse Effect. Other than any liability incident to such litigation or proceedings, no Loan Party has any material contingent liabilities not previously disclosed to Administrative Agent in writing. No Loan Party is subject to any bankruptcy, creditor’s

37 57423708.16 reorganization or insolvency proceeding and no such proceeding is pending or contemplated. (i) Ownership of Properties; Liens. Borrower owns good and, in the case of real property, marketable title, to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, service marks, copyrights and the like), free and clear of Liens and encumbrances. Except as otherwise provided for in the Loan Documents, Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a Lien on the Property, and Borrower has no knowledge of any Liens against the Property or of any Person, firm or corporation which is entitled to any Lien or claim of Lien against the Property, except for Permitted Encumbrances. To the best of Borrower’s knowledge, the Title Insurance Policy to be issued in favor of Lender insures the priority of the Security Instrument over any such possible Liens. Borrower will not consent to the recordation of any instrument amongst the Land Records Office, subsequent to the Closing Date through the date of recording of the Security Instrument from Borrower to Lender with respect to the Property. The Pledge and Security Agreement, together with any UCC-1 Financing Statements required to be filed in connection therewith and the delivery of the original Certificate (as defined in the Pledge and Security Agreement) to Administrative Agent, will create a valid, first priority, perfected Lien on Pledgor’s interest in the limited liability company interests of Borrower. (j) Priority of Lien on Personalty. No chattel mortgage, bill of sale, security agreement, financing statement or other title retention agreement (except those executed in favor of Lender) has been or will be executed with respect to any personal property, chattel or fixture used in conjunction with the construction, operation or maintenance of the Improvements owned by Borrower as described in the Financing Statement. (k) Taxes. The Loan Parties have timely filed all tax returns and reports required by law to have been filed by it, subject to any extensions, and have paid all taxes and governmental charges due and payable with respect to such return, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP or an Acceptable Accounting Method shall have been set aside on its books, each of which shall be delivered to Administrative Agent within five (5) Business Days of written notice. Borrower is not a non-resident alien for purposes of United States income taxation. There are no tax sharing agreements, tax protection agreements or tax protection agreements between the Loan Parties. (l) Solvency, Etc. On the Closing Date, with respect to Borrower and Guarantor, individually, (i) the fair value of its assets is greater than the amount of its liabilities (including disputed, contingent and unliquidated liabilities other than the contingent liability of Guarantor created by the Guaranties), as such value is established and liabilities evaluated in accordance with GAAP, (ii) the present fair saleable value of its assets is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured, (iii) it is able to realize upon its assets and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities other than the contingent liability of Guarantor created by the Guaranties) as they mature in the normal course of business, (iv) it does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities 38 57423708.16 mature, and (v) it is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which its property would constitute unreasonably small capital. (m) Environmental Matters. The on-going operations of Borrower comply in all respects with all Environmental Laws (as defined in the Environmental Indemnity Agreement), except such non-compliance that could not (if enforced in accordance with Applicable Law) reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. Borrower has obtained, and maintained in good standing, all licenses, permits, authorizations, registrations and other approvals required under any Environmental Law and required for its ordinary course operations, and for its reasonably anticipated future operations, and Borrower is in compliance with all terms and conditions thereof, except where the failure to do so could not reasonably be expected to result in material liability to Borrower and could not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. Borrower or any of its properties or operations is not subject to, or reasonably anticipates the issuance of, any written order from or agreement with any Federal, state or local governmental authority, nor subject to any judicial or docketed administrative or other proceeding, respecting any Environmental Law, environmental claim or hazardous substance. There are no hazardous substances or other conditions or circumstances existing with respect to any property, arising from operations prior to the Closing Date, or relating to any waste disposal, of Borrower that would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. Borrower has no underground storage tanks that are not properly registered or permitted under applicable Environmental Laws or that at any time have released, leaked, disposed of or otherwise discharged hazardous substances. Borrower shall continue to comply with all mandates set forth by any entities with jurisdiction over such matters. (n) Information. All information heretofore or contemporaneously herewith furnished in writing by Borrower to Lender and/or Administrative Agent for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of Borrower to Lender and/or Administrative Agent pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by Lender and Administrative Agent that any projections and forecasts provided by Borrower are based on good faith estimates and assumptions believed by Borrower to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results). (o) No Default. No Unmatured Event of Default or Event of Default exists or would result from the incurrence by Borrower of any Indebtedness hereunder or under any other Loan Document. (p) The Land. The Land is not included under any unity of title or similar covenant with other lands not encumbered by the Security Instrument, and constitutes a separate tax lot with a separate tax assessment for the Land and Improvements, independent of those for any other lands or improvements. The Land and Improvements comply with all Laws and governmental requirements, including all subdivision and platting requirements, without reliance 39 57423708.16 on any adjoining or neighboring property. The Property shall at all times conform to all restrictive covenants affecting the Property. (q) Condition of Property. (i) No defect or condition of the Land or the soil or geology thereof exists which will impair the use or operation of the Property for its intended purpose. (ii) The Property abuts and has fully adequate direct and free access to one or more public streets, dedicated to public use, fully installed and accepted by the appropriate tribunal, that all fees, costs and expenses of the installation and acceptance thereof have been paid in full, and that there are no restrictions on the use and enjoyment of such streets that would adversely affect the Property. (iii) Firm flow water supply is available at the Land and provides adequate water pressure for utilization by the Improvements that ultimately will be evidenced on any portion thereof to provide adequate fire protection for the Property. (iv) Borrower either has or shall obtain when appropriate all permits, approvals and consents of any Governmental Authority and public and private utilities having jurisdiction necessary in connection with the Property, except where the failure to so obtain or maintain the same could not reasonably be expected to have a Material Adverse Effect. (v) All of the Properties are clean, safe and functional, and otherwise in good repair in a manner consistent with other similarly-situated single-family rental properties within their respective geographic submarkets. (r) Zoning and Land Use. Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or transferred (or agreed to do so) any development rights, air rights or other similar rights, privileges or attributes with respect to the Property, including those arising under any zoning or land use ordinance or other Law or governmental requirement. The current and anticipated use of the Property complies with all applicable zoning ordinances, regulations and restrictive covenants affecting the Land without the existence of any variance, non- complying use, non-conforming use or other special exception, all use restrictions of any tribunal having jurisdiction have been satisfied, and no violation of any Law or regulation exists with respect thereto, except to the extent that non-compliance with any such zoning ordinances, regulations and restrictive covenants or other Laws could not reasonably be expected to have a Material Adverse Effect. (s) Compliance with Laws. Borrower is in compliance with all laws, regulations, ordinances and orders of all Governmental Authority, except to the extent that non- compliance could not reasonably be expected to have a Material Adverse Effect. To the best of Borrower’s knowledge, Borrower possesses all governmental permits, approvals and licenses necessary for the operation of the Property as now conducted without substantial known conflicts with the rights of others. (t) Brokerage. Any brokerage commission due from Borrower to any broker in connection with the transaction contemplated hereby, if any, has been paid in full and that any 40 57423708.16 such commission coming due in the future will be paid promptly by Borrower. Borrower agrees to and shall indemnify Lender and Administrative Agent from any liability, claim or loss arising by reason of any such brokerage commission due from Borrower to any broker. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claim or loss exists. (u) HOA Properties. Schedule III (as the same may be updated by Borrower from time to time by delivery to Administrative Agent) is a true, complete and accurate list of all HOA Properties, if any, and the HOAs affecting such HOA Properties, including the notice address of the HOAs pertaining to such HOA Properties, if any. Other than as set forth on Schedule III, none of the single family homes are subject to an HOA or a housing development area built by a specific developer and subject to specified criteria (such as HOA Fees), as established by the developer with permission from the applicable Governmental Authority, that determined the private and common areas and building guidelines for residential housing within such area in lieu of what would otherwise be allowed by local zoning laws. (v) Set-Offs. Borrower does not currently have any defense or set-off with respect to any money disbursed hereunder. (w) Investment Company. Borrower represents and warrants that Borrower is not an investment company as defined by the Investment Company Act of 1940, as amended, and that Borrower is not required to register under said Investment Company Act of 1940. (x) Loan Purpose. All Loan proceeds advanced by Lender and/or Administrative Agent pursuant to the terms of the Loan Documents shall be used by Borrower solely for the refinance, repair, restoration and rehabilitation of the Property, for the continued operation of the Property by Borrower, distributed to owners of Borrower, and strictly in accordance with the terms of the Loan Documents. The Loan is an extension of credit primarily for a business, commercial or agricultural purpose, and will not be used for any personal, family or household purposes of any Loan Party or any of its members or beneficial owner. Borrower represents and warrants that the Property is not the primary residence of any member or beneficial owner of any Loan Party. Borrower acknowledges that Lender and Administrative Agent have each relied on the representations of Borrower and Guarantor in making the Loan and did not require the execution of a Regulation Z Disclosure Statement as would be required under federal law if the proceeds of the Loan were to be used for personal purposes. (y) Leases. Borrower is in exclusive, full, complete and undisputed possession of the Property, and there are no leases, options, contracts, claims or interests of any kind thereon by any other party except for those certain Eligible Leases set forth in the final rent roll provided by Borrower to Administrative Agent on the Closing Date. (z) Attorney Opinion Letter(s). Borrower represents and warrants that Borrower, Guarantor and Pledgor have reviewed this Loan transaction with its attorneys, Wick Phillips and their designated local counsel(s), and has provided its attorneys with facts supporting the business purpose of the Loan as set forth in the opinion of counsel letters all of which are true and correct. Borrower further acknowledges and agrees that Lender and Administrative Agent are relying upon the representations and warranties contained herein and elsewhere in the Loan

41 57423708.16 Documents and the Borrower’s opinion of counsel letters in deeming the Loan transaction exempt from (i) the Truth In Lending Act (15 U.S.C. §1601, et. seq. & 12 C.F.R. Part 226 (Regulation Z)), (ii) Home Ownership and Equity Protection Act (15 U.S.C. §1639 & 12 C.F.R. Part 226 (Regulation X)) and (iii) Real Estate Settlement Procedures Act (12 U.S.C. §2601, et. Seq. & 42 C.F.R. Part 3500 (Regulation X & 64 Fed. Reg. 10079)) and is not making certain disclosures required under said Acts. (aa) Continuation and Investigation. The warranties and representations contained herein shall be and remain true and correct, in all material respects, so long as any of Borrower’s Obligations hereunder have not been satisfied, or so long as part of the Loan shall remain outstanding, and each request by Borrower for a disbursement or extension of the Loan shall constitute an affirmation that the foregoing representations and warranties remain true and correct, in all material respects, as of the date thereof. All representations, warranties, covenants and agreements made herein or in any certificate or other document delivered to Lender and/or Administrative Agent by or on behalf of Borrower or Guarantor pursuant to or in connection with this Agreement including, without limitation, the mortgage loan application and financial statements, shall be deemed to have been relied upon by Lender and Administrative Agent notwithstanding any investigation heretofore or hereafter made by Lender, Administrative Agent or on their behalf, and shall survive the making of any or all of the disbursements contemplated hereby. In the event Borrower becomes aware that any such representations and warranties made to Lender and/or Administrative Agent are no longer true and correct at any time during the Term of the Loan, Borrower shall have the affirmative obligation to advise Administrative Agent in writing of such fact. (bb) Notices. IN ADDITION TO AFOREMENTIONED REPRESENTATIONS AND WARRANTIES, BORROWER HEREBY AGREES TO BE BOUND BY THE FOLLOWING TERMS AND ACKNOWLEDGES RECEIPT OF THE FOLLOWING NOTICES: (i) Notice is hereby given by Lender to Borrower that the Title Insurance Policy is to be issued to Lender, and that such Title Insurance Policy does not provide title insurance protection to Borrower as the owner of the Property. Borrower acknowledges receipt of this notice and understands that such Title Insurance Policy to be issued to Lender does not provide title insurance protection to Borrower. (ii) Borrower agrees if requested by Lender, Administrative Agent or their counsel, that Borrower, Guarantor, and/or any other Loan Party will fully cooperate and execute and/or re-execute any document or documents due to clerical errors, scrivener’s errors or relating to additional matters due to receipt and review of miscellaneous required items post- closing, or otherwise on any or all of the closing documentation for the Loan if deemed necessary, using reasonable discretion of Lender, Administrative Agent and their counsel, provided that no such documents shall materially increase Borrower’s obligations or liabilities under the Loan Documents. (iii) If any of the representations and warranties made or incorporated herein are not true and correct in any material respect at any time during the Term of the Loan, in addition to all other rights of Lender and/or Administrative Agent, Lender and Administrative 42 57423708.16 Agent shall be relieved of their obligation to disburse any of the Loan proceeds until such representations and warranties are cured and corrected by Borrower at Borrower’s expense. (iv) Borrower has examined the representations and warranties contained in this Agreement and the other Loan Documents. Borrower agrees to indemnify and hold Lender and Administrative Agent harmless from and against any loss, damage or claim other than consequential or punitive damages that may be imposed on, incurred by, or asserted against the Indemnitees (except to the extent required to be paid to any third party) arising from the breach of any of the terms and provisions hereof and arising from any of Borrower’s representations and warranties being untrue and incorrect at any time during the Term of the Loan. The foregoing indemnification and hold harmless shall survive the Closing of the Loan and shall include all reasonable out-of-pocket costs and expenses incurred by Lender and/or Administrative Agent, including, without limitation, reasonable outside attorneys’ fees and paralegals’ fees, through all trial and appellate levels and post-judgment proceedings. (v) None of Borrower or any Person owning an interest in Borrower (an “Other Party”): (a) is a “Specially Designated National” or a “Blocked Person” as those terms are defined in the Office of Foreign Asset Control Regulations (31 CFR Section 500 et seq.), as the same may be modified or amended; or (b) is in default or violation of any order, writ, injunction, decree or demand of any Prescribed Laws (as hereinafter defined) or has committed any act that may give any governmental authority the right to cause Borrower or any Other Party to forfeit any of its properties or any monies paid in performance of Borrower’s or any Guarantor’s or any Other Party’s obligations under this Agreement, the Note or any of the Loan Documents. As used herein, “Prescribed Laws” shall mean, collectively, (i) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (The USA Patriot Act), (ii) Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, (iii) the International Emergency Economic Power Act, 50 U.S.C. Section 1701 et seq. and (iv) all other Legal Requirements relating to money laundering or terrorism. (cc) Leasing. Borrower hereby represents and warrants that: (i) The Properties are leased by Borrower to Eligible Tenants pursuant to Eligible Leases, and each such Lease is in full force and effect and is not in default as to payment nor, to any Loan Party’s knowledge, in any other material respect, except as otherwise set forth on the most recent rent roll provided to Administrative Agent; (ii) No Leases (written or oral) exist for any Property except for Eligible Leases described on the most recent rent roll provided to Administrative Agent; (iii) All Leases substantially conform to the lease forms attached as Exhibit C, and are freely assignable without the consent of the Tenant, with no Tenants being permitted under the terms and conditions of their applicable Lease to pay Rent after the first day of each calendar month; 43 57423708.16 (iv) No Person (other than Borrower) has any possessory interest in any Property or right to occupy the same except for the Tenants under and pursuant to such Eligible Leases; (v) Borrower has delivered to Lenders true and complete copies of all Leases, and there are no material oral agreements with respect thereto; (vi) No Advance Rent for any Property has been paid and no right to free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements have been given or are required to be given to any Tenant; and (vii) Each Property is being used exclusively as a residential rental property and to Borrower’s knowledge no illegal activity has taken place on any Property since the date that Borrower acquired such Property. (dd) Security Deposits. (i) Within three (3) Business Days after receipt of any security deposit, Borrower shall, and shall cause each Manager to, deposit the same (except only as provided below with respect to combined payments) into one or more (if more than one, only the minimum number required by Legal Requirements) Eligible Accounts in Borrower’s name or the applicable Manager’s name for safe keeping of security deposits (each a “Security Deposit Account”). Except only for deposits of de minimis Borrower funds to maintain a minimum balance or to pay fees of the bank at which the Security Deposit Account is maintained, Borrower shall cause each Manager to ensure that no funds from any source shall be deposited into a Security Deposit Account other than security deposits (whether or not such security deposits are from Properties or otherwise) and interest paid thereon, and no funds shall be withdrawn except, in accordance with Legal Requirements, (i) to pay refunds of security deposits, (ii) to pay (or reimburse for payment of) expenses chargeable against security deposits, or (iii) to transfer forfeited security deposits to the Rent Deposit Account. Borrower shall, and shall cause each Manager to, maintain complete and accurate books and records of all transactions pertaining to security deposits and the Security Deposit Accounts, with sufficient detail to identify all security deposits separate and apart from other payments received from or by Tenants. Only if Borrower or a Manager receives a check or other payment that combines a security deposit together with rent or other amounts owing by a Tenant, then Borrower or the applicable Manager shall deposit the combined payment into the Rent Deposit Account. (ii) At least five (5) days prior to each Payment Date, Borrower shall deliver to Lenders and Administrative Agent written notice of the aggregate amount of any security deposits deposited into the Reserve Account since the immediately preceding Payment Date (or in the case of the Initial Payment Date, since the Closing Date), which notice shall identify such security deposits and request a distribution of the security deposit amount from the Cash Management Account to the Security Deposit Account pursuant to Subsection 8(c)(i)(1). (iii) Upon Administrative Agent’s written request during an Event of Default, or upon a foreclosure of any Property or transfer in lieu of other remedies, Borrower shall deliver to the Cash Management Account or to another account designated by Administrative 44 57423708.16 Agent the security deposits applicable to such Property for safe-keeping and not for application to the Obligations. Lenders acknowledge and agree that following such delivery, Lenders will exercise control over the security deposits solely for the purpose of safe-keeping the Tenant security deposits and will not apply such security deposits against the Indebtedness, except to the extent any security deposits are forfeited by the applicable Tenant pursuant to the terms of the applicable Lease, in which event such funds will be treated as collections of Rent to be available to pay any Obligations under Section 8(c)(i). (ee) Management. No Loan Party has entered into any agreements governing the operations of the Properties other than those certain Management Agreements delivered to Administrative Agent on or before the Closing Date and listed on Schedule VII attached hereto and made a part hereof. (ff) REIT Status. Sponsor qualifies as, and has elected to be treated as, a REIT and is in compliance with all requirements and conditions imposed under the Code to allow the Sponsor to maintain its status as a REIT. 6. COVENANTS. Until all Obligations hereunder and under the other Loan Documents are paid in full, the Loan Parties agree as follows: (a) Notice to Administrative Agent. Borrower shall, within five (5) Business Days after the occurrence of any of the following events, notify Administrative Agent in writing thereof, specifying in each case the action Borrower has taken or will take with respect thereto: (i) any violation of any Law; (ii) any litigation, arbitration or governmental investigation or proceeding instituted or threatened against Borrower or Guarantor or the Property, and any material development therein, if such litigation, arbitration or governmental investigation is likely to have a Material Adverse Effect; (iii) any actual or threatened condemnation of any portion of the Property, any negotiations with respect to any such taking, or any loss of or substantial damage to the Property; (iv) any development with respect to the issuance or rejection of land use approvals; and (v) any labor controversy pending or threatened against Borrower or any contractor, and any material development in any labor controversy. (b) ERISA and Prohibited Transaction Taxes. As of the Closing Date and throughout the Term of the Loan, (A) Borrower is not and will not be (i) an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); or (ii) a “plan” within the meaning of Section 4975(e) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”); (B) the assets of Borrower do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R. §2510.3-101; (C) Borrower is not and will not be a “governmental plan” within the meaning of Section 3(32) of ERISA; (D) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of fiduciaries with respect to governmental plans; and (E) Borrower shall not engage in any transaction that would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of Lender’s rights under this Agreement, any Note or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or Section 4975 of the Code. Borrower further agrees to deliver to Administrative Agent such certifications or other evidence of compliance with the provisions of

45 57423708.16 this Section as Administrative Agent may from time to time request. (c) Debt. Collectively, the Loan Parties shall not create, incur, assume or suffer to exist any debt, except (i) the Indebtedness and obligations under this Agreement and the other Loan Documents, (ii) trade payables up to the Four Million and No/100 Dollars ($4,000,000 incurred in the ordinary course of business that are paid within ninety (90) days of the date incurred, and (iii) any such other debt requested via written notice by Borrower to be permitted under this Section 6(c), and approved in writing by Administrative Agent. (d) Liens. The Loan Parties shall not, and shall not permit any other Loan Party to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except for Permitted Encumbrances. (e) Change of Control of Borrower. Borrower shall not implement or allow to be implemented a Change of Control without the prior written consent of Administrative Agent. Borrower promptly shall notify Administrative Agent of any Change of Control during the Term of the Loan. (f) Transactions with Affiliates. Borrower shall not, and shall not permit any other Loan Party to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates that is on terms materially less favorable than are obtainable from any Person in the marketplace that is not one of Borrower’s Affiliates. (g) Financial Reporting. Borrower shall provide the following to Administrative Agent: (i) annually, within one hundred twenty (120) days following the end of each calendar year, (i) a true, complete, correct and accurate copy of PORT Sponsor’s unaudited financial statements for such period, including an income statement of PORT Sponsor’s operations (profit and loss), an income statement of Borrower’s cash flows, and PORT Sponsor’s balance sheet, (ii) an aged accounts receivable report, and (iii) such other information or reports as shall be reasonably requested by Administrative Agent, in each case certified by PORT Sponsor’s chief financial officer, treasurer or equivalent officer stating that such financial statements are complete and accurate in all material respects and fairly present the financial condition of PORT Sponsor; (ii) annually, within one hundred twenty (120) days following the end of each calendar year, (i) a true, complete, correct and accurate copy of Borrower’s audited financial statements for such period in accordance with IFRS (other than such audited financial statements for fiscal year 2025, which shall be furnished by Borrower within one hundred twenty (120) days following the Closing Date and be in accordance with GAAP), including an income statement of Borrower’s operations (profit and loss), an income statement of Borrower’s cash flows, and Borrower’s balance sheet, (ii) an aged accounts receivable report, and (iii) such other information or reports as shall be reasonably requested by Administrative Agent, in each case certified by Borrower’s chief financial officer, treasurer or equivalent officer stating that such financial statements are complete and accurate in all material respects and fairly present the financial condition of Borrower; provided, however, that the audited financial statements required 46 57423708.16 under this Section 6(g)(ii) shall be without a “going concern” or similar qualification, unless such qualification is related to the upcoming Maturity Date of the Loan; (iii) annually, within one hundred twenty (120) days following the end of each calendar year, a true, complete, correct and accurate copy of Guarantor’s unaudited financial statements for such period, including (i) an income statement of operations (profit and loss), (ii) a statement of cash flows, and (iii) a balance sheet; in each case certified by Guarantor’s chief financial officer, treasurer or equivalent officer stating that such financial statements are complete and accurate in all material respects and fairly present the financial condition of Guarantor; (iv) within forty-five (45) days following the end of each calendar quarter, a true, complete, correct and accurate copy of Borrower’s and Guarantor’s financial statements for such period, in each case (but audited solely with respect to Borrower), including (i) an income statement of operations (profit and loss), (ii) a statement of cash flows, (iii) a balance sheet, (iv) an aged accounts receivable report, (v) monthly rent rolls for the Properties, (vi) occupancy reports for the Properties, (vii) a description of every Lease in default, (viii) Valuations for the Properties, (ix) a profits and loss statement with the costs of Capital Expenditures for Units which are not vacant but intended to be marketed for sale, placed on the market to be sold, or otherwise sold in such calendar quarter, (x) sales reports showing the listing price(s), sales price(s) and net sales proceeds generated or related to the applicable Properties, and (xii) such other information or reports as shall be reasonably requested by Administrative Agent; in each case certified by Borrower’s chief financial officer, treasurer or equivalent officer stating that such financial statements are complete and accurate in all material respects and fairly present the financial condition of Borrower or Guarantor, as applicable; provided that Borrower’s reports provided pursuant to this Section 6(g)(iv) also shall include a brief description of any events or circumstances that would reasonably be likely to have an Individual Material Adverse Effect with respect to the Properties included in the Aggregate Collateral Value; (v) simultaneously with the delivery of the financial statements required by Sections 6(g)(i) through 6(g)(iv) above, a duly completed and executed Compliance Certificate (“Compliance Certificate”) containing the data and calculations set forth on Exhibit D; (vi) within sixty (60) days after the end of each calendar quarters, Guarantor shall provide Administrative Agent with evidence of Guarantor’s Net Assets as evidenced by a Compliance Certificate, accompanied by such supporting documentation as may be reasonably requested by Administrative Agent; and (vii) any other information reasonably requested by the Administrative Agent, including, without limitation, a monthly conference call between Borrower and Administrative Agent for purposes of reviewing updates to the financial status of Borrower. (h) Financial Covenants. Borrower shall at all times during the Term of the Loan maintain a loan to value ratio of no greater than sixty-five percent (65%) of the Appraised Value of the Property based on an “as-is” basis (the “LTV Covenant”). If for any reason Administrative Agent in its reasonable, good faith, discretion determines that the value of the Property may have declined such that the LTV Covenant may have been violated, Administrative 47 57423708.16 Agent may order, at Borrower’s sole cost and expense, current Valuations of some or all of the Properties. Borrower shall cooperate fully with the service providers of any such Valuations and provide all such documents and information as the applicable service provider may request in connection with the preparation of the Valuation(s). If the foregoing LTV Covenant is not satisfied, Borrower will be required to reduce the principal balance of the Loan outstanding in order to comply with the LTV Covenant within ten (10) Business Days following written request by Administrative Agent. Failure to timely reduce the principal balance as requested by Administrative Agent will be an Event of Default. (i) Participation or Syndication. Lender reserves the right to sell a participation interest in or syndicate the Loan to other financial institutions without the approval of any other party. Borrower shall agree to cooperate in this regard, at no cost other than nominal out-of-pocket expense to Borrower, including but not limited to the execution of documentation necessary to modify or amend the Loan to facilitate the participation or syndication, provided, however, it shall not result in any material increase in obligations of Borrower, or any material decrease in Borrower’s rights pursuant to this Agreement or the Loan Documents. Further, Borrower agrees that Lender and Administrative Agent shall be permitted to share financial information, property- specific financial information (proformas, projections, etc.), and any other financial or Property information with prospective lenders to facilitate the participation or syndication of the Loan, subject to such prospective Lender’s and Administrative Agent’s written agreement to keep such information confidential. (j) Expenditures and Expenses. Borrower agrees to promptly pay all reasonable Costs incurred by Lender and/or Administrative Agent, whether occurring prior or subsequent to the Closing Date, in connection with the underwriting, approval, documentation, modification, workout, collection or enforcement of the Loan or any of the Loan Documents, inspection of the Property including in connection with any construction or renovation activity or for health and safety inspections, any and all litigation, claims or proceedings that Lender and/or Administrative Agent is made a party to or required to respond to as a result of Lender having entered into the Loan or if due to or related to the alleged or actual acts or omissions of Borrower or any Guarantor (as applicable) (including, but not limited to all reasonable out-of-pocket fees, costs and expenses of Lender’s and Administrative Agent’s inspectors), and all such Costs shall be included as additional indebtedness which, during the continuance of an Event of Default, shall bear interest at the Default Interest Rate until paid. For the purposes hereof, “Costs” shall mean all expenditures and expenses which may be paid or incurred by or on behalf of Lender and/or Administrative Agent including out-of-pocket repair costs, travel expenses, payments to remove or protect against Liens, reasonable outside attorneys’ (primary and local) and legal fees and costs (including, but not limited to, all appellate level and post-judgment proceedings), receivers’ fees, appraisers’ fees, engineers’ fees, accountants’ fees, independent consultants’ fees (including environmental consultants), all reasonable out-of-pocket costs and expenses incurred in connection with any of the foregoing, Lender’s and/or Administrative Agent’s out-of-pocket costs and expenses related to any audit or inspection of the Property permitted under the Loan Documents, outlays for documentary and expert evidence, stenographers’ charges, documentary transfer and stamp taxes, value added taxes, escrow fees, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title searches and examination, title insurance policies, and similar data and assurances with respect to title as Administrative Agent may deem reasonably necessary either to prosecute any action or to 48 57423708.16 evidence to bidders at any sale of any collateral the true condition of the title to, or the value of, such collateral. (k) Single Purpose Covenants. Borrower hereby represents and warrants to, and covenants with, Lender that since the date of its formation and at all times on and after the Closing Date and until such time as the Loan shall be paid in full (the obligations, covenants, and requirements contained in this Section are collectively referred to herein as the “SPE Covenants”): (i) Borrower (1) has been, is, and will be organized solely for the purpose of acquiring, owning, leasing, managing and operating the Property, entering into and performing its obligations under this Agreement and the other Loan Documents, refinancing the Property in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing, and (2) has not owned, does not own, and will not own any asset or property other than (A) the Property, and (B) incidental personal property necessary for the ownership, holding, financing, leasing, management or operation of the Property. (ii) Borrower has not engaged and will not engage in any business or activity other than as set forth in Section 6(k)(i) above. (iii) Borrower has not entered and will not enter into any contract or agreement with any Affiliate of Borrower, any constituent party of Borrower or any Affiliate of any constituent party, except in the ordinary course of business and upon terms and conditions that are intrinsically fair, commercially reasonable and no less favorable to it than those that would be available on an arm’s-length basis from an unrelated party. (iv) Borrower has not incurred and will not incur any indebtedness other than the Loan and customary unsecured trade payables incurred in the ordinary course of owning and operating the Property. No indebtedness, other than the Indebtedness secured hereby, may be secured (senior, subordinate or pari passu) by the Property. (v) Borrower has not made and will not make any loans or advances to any other person or entity (including any Affiliate of Borrower, any constituent party of Borrower or any Affiliate of any constituent party), and has not acquired and shall not acquire obligations or securities of its Affiliates. (vi) Borrower has been, is, and intends to remain solvent and Borrower has paid and will pay its debt and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same became due and payable and intends to pay its debts and liabilities (including, as applicable, its fairly allocated portion of any personnel and overhead expenses it shares with Affiliates) from its assets as the same shall become due, provided that the foregoing shall not require any direct or indirect owner of Borrower to make any capital contribution to Borrower. (vii) (1) Borrower has done or caused to be done, and will do and cause to be done, all things necessary to observe organizational formalities and preserve its separate existence, (2) Borrower has not terminated or failed to comply with and will not terminate or fail to comply with the provisions of its organizational documents, (3) Borrower has not amended,

49 57423708.16 modified or otherwise changed its organizational documents, and (4) Borrower will not amend, modify or otherwise change its organizational documents. (viii) Borrower has maintained and will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates and any other person or entity. Borrower has maintained and shall maintain its books, records, resolutions and agreements as official records. (ix) Borrower (1) has been, is and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Borrower or any constituent party of Borrower), (2) has corrected and shall correct any known misunderstanding regarding its status as a separate entity, (3) has conducted and shall conduct business in its own name, (4) has not identified and shall not identify itself or any of its Affiliates as a division or department or part of the other and (5) has maintained and utilized and shall maintain and utilize separate stationery, invoices and checks bearing its own name. (x) Borrower has maintained and intends to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, provided, however, the foregoing shall not require any direct or indirect owner of Borrower to make any capital contribution to Borrower. (xi) Neither Borrower nor any constituent party of Borrower has sought or will seek or effect the liquidation, dissolution (to the fullest extent permitted by Applicable Law), winding up, liquidation, consolidation or merger, in whole or in part, of Borrower. (xii) Borrower has not commingled and will not commingle funds and other assets of Borrower with those of any Affiliate or constituent party or any other person or entity, and has held and will hold all of its assets solely in its own name, provided that, to the extent that Borrower consists of multiple entities, funds placed in the Cash Management Account shall not constitute a violation of this covenant. (xiii) Borrower has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party or any other person or entity. (xiv) Borrower has not and will not assume, guarantee or become obligated for the debts of any other person or entity and has not and will not hold itself out to be responsible for or have its credit or assets available to satisfy the debts of any other person or entity. (xv) Borrower has not permitted and will not permit any Affiliate or constituent party independent access to its bank accounts. (xvi) Borrower has paid and shall pay its own liabilities and expenses, including the salaries of its own employees (if any) from its own funds, and has maintained and shall maintain a sufficient number of employees (if any) in light of its contemplated business operations. 50 57423708.16 (xvii) Borrower has compensated and shall compensate each of its consultants and agents from its funds for services provided to it. Borrower has paid and shall pay from its assets all obligations of any kind incurred. (xviii) Borrower has not (1) filed a bankruptcy, insolvency or reorganization petition or otherwise instituted insolvency proceedings or otherwise sought any relief under any laws relating to the relief from debts or the protection of debtors generally, (2) sought or consented to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Borrower or for all or any portion of the assets or properties of Borrower, (3) made any assignment for the benefit of the creditors of Borrower, or (4) taken any action that has caused Borrower to become insolvent. (xix) Borrower has maintained and will maintain an arm’s-length relationship with its Affiliates. (xx) Borrower has allocated and will allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including shared office space. (xxi) Except in connection with the Indebtedness, Borrower has not pledged and will not pledge its assets or properties for the benefit of, or to secure the obligations of, any other person or entity. (xxii) Intentionally omitted. (xxiii) Intentionally omitted. (xxiv) Borrower has not had and, except in connection with the Indebtedness, has not had and will not have any of its obligations under this Agreement or the other Loan Documents guaranteed by any Affiliate. (xxv) Borrower has not owned or acquired and will not own or acquire any stock or securities of any person or entity (except to the extent expressly permitted under this Agreement or the other Loan Documents). (xxvi) Borrower has not bought or held and will not buy or hold evidence of indebtedness issued by any other person or entity (other than cash or investment-grade securities). (xxvii) The organizational documents of Borrower shall provide that Borrower will not: (1) dissolve, merge, liquidate, consolidate; (2) sell, transfer, dispose, or encumber (except in accordance with this Agreement or the other Loan Documents) all or substantially all of its assets or properties or acquire all or substantially all of the assets or properties of any other person or entity; or (3) engage in any other business activity, or amend its organizational documents with respect to any of the matters set forth in this Section 6(k), without the prior consent of Administrative Agent in its sole discretion. (xxviii)Borrower has not formed, acquired or held and will not form, acquire or hold any subsidiary (whether corporation, partnership, limited liability company or 51 57423708.16 other entity), and Borrower has not owned and will not own any equity interest in any other entity. (l) No Distributions. Subject to Section 6(o) below, no Loan Party shall distribute any money or other property to any member or other direct or indirect owner of Borrower, whether in the form of earnings, income or other proceeds from the Property, nor shall any Loan Party repay any principal or interest on any loan or other advance made to Borrower by any member of Borrower. No Loan Party shall loan or advance any funds to any such direct or indirect member of Borrower. (m) No Acquisitions. Borrower shall not acquire or obtain ownership of any real property. (n) Disposition Covenant. Borrower shall, pursuant to Eligible Contracts, sell, transfer or convey (collectively, the “Disposition Covenant”) (i) at least one hundred fifty (150) Units within six (6) months of the Closing Date, and (ii) at least one hundred (100) Units during every subsequent three (3) month period thereafter. (o) Restrictions on Remittances of Funds. No funds, cash, securities or other assets shall be permitted to be transferred, wired, distributed or remitted from the Operating Accounts except (i) Qualifying Net Sales Proceeds transferred on a Remittance Date pursuant to Subsection 2(b)(ix)(2) of this Agreement, (ii) funds to be used to pay Borrower’s Approved Operating Expenses, (iii) the Initial Permitted Borrower Distribution, (iv) the Subsequent Permitted Borrower Distribution, (v) the Additional Permitted Borrower Distribution, (vi) funds to be transferred to PORT Sponsor for the sole purposes of paying (A) the Asset Management Fees or Disposition Fees set forth in Sections 8.02 and 8.03 of the Asset Management Agreement to the “Advisor” acting as the successor-in-interest to PORT Capital Advisor thereunder (“Advisor”) and (B) the Property Management Fees set forth in Section 6.02 of the Property Management Agreement to the “Property Manager” acting as the successor-in-interest to Original Property Manager thereunder (the “Property Manager”), and (vii) any payments of Monthly Debt Service Payments; provided, however, that, notwithstanding the foregoing, none of the transfers, wires, distributions or remittances described in the foregoing clauses (i) through (v) shall be permitted in the event that (a) the amount within any Reserve is less than the applicable Minimum Required Reserve Amount, (b) the LTV Covenant is not then satisfied, (c) the Disposition Covenant has not been satisfied with respect to the calendar quarter in which the Remittance Date arises, or any previous calendar quarter, or (d) there is an Unmatured Event of Default or Event of Default in existence or continuing. (p) Vacancy Restrictions. No more than five hundred (500) of the Units listed Schedule I attached hereto shall be vacant, or otherwise unoccupied by an Eligible Tenant pursuant to an Eligible Lease, at any given time. (q) Taxes, HOA Fees and Other Charges. Borrower and Sponsor shall timely (which may occur pursuant to lawful extensions) file all returns and reports that each is required by Legal Requirements to file with respect to any foreign income, state and local income, federal and other material Taxes. Subject to Section 6(r), Borrower and Sponsor shall pay or cause to be paid (a) in a timely manner prior to delinquency all Taxes (based on such returns), HOA Fees and Other Charges now or hereafter levied, assessed or imposed on it or on any of the Properties and 52 57423708.16 shall deliver to Lenders receipts for the payment of Property Taxes, HOA Fees and material Other Charges and (b) shall promptly pay for all utility services provided to each Property as they become due and payable (other than any such utilities, which are, pursuant to the terms of any Lease, required to be paid by the Tenant thereunder directly to the applicable service provider). (r) Real Estate Tax Contest. Borrower, at its own expense, may seek a reduction in the assessed valuation of the Property or to contest any real estate taxes assessed against the Property, as applicable, provided that (i) Borrower notifies Administrative Agent of the commencement or expected commencement of such proceedings, (ii) such proceeding is done in good faith with due diligence and is permitted under and be conducted in accordance with all applicable Legal Requirements, (iii) in the case of any unpaid real estate taxes, such proceedings shall suspend the collection thereof, (iv) the Property (or any part thereof or interest therein) shall not be in danger of being sold, forfeited, terminated, cancelled or lost or there shall not be any danger of the Lien of the Security Instrument being primed by any related Lien, (v) the use of the Property or any part thereof for its present or future intended purpose or purposes will not be interrupted, lost or terminated, (vi) Borrower has deposited with Administrative Agent in the Tax Reserve an amount sufficient to pay the full amount of the real estate taxes that Borrower is contesting, and (vii) Borrower shall have furnished such security as may be required in the proceedings or as may be reasonably requested by Administrative Agent. (s) Property Management. (i) The Loan Parties shall cause the Property to be operated in accordance with those certain agreements delivered to Administrative Agent on or before the Closing Date and listed on Schedule VII attached hereto and made a part hereof (individually or collectively, as the context may suggest or require, the “Management Agreement”), each of which has been entered into with those certain managers listed on Schedule VII for purposes of managing some or all of the Properties (individually or collectively, as the context may suggest or require, “Manager”). The Loan Parties shall (a) diligently perform and observe all of the terms, covenants and conditions of any Management Agreement on the part of the Loan Party to be performed and observed, (b) promptly notify Administrative Agent of any default under any Management Agreement, (c) promptly deliver to Administrative Agent a copy of each financial statement, business plan, capital expenditures plan, report and estimate received by it under any Management Agreement, and (d) promptly enforce the performance and observance of all of the terms, covenants and conditions required to be performed and/or observed by Manager under any Management Agreement. If a Loan Party shall default in the performance or observance of any term, covenant or condition of any Management Agreement on the part of the Loan Party to be performed or observed, then, without limiting Lender’s or Administrative Agent’s other rights or remedies under this Agreement or the other Loan Documents, and without waiving or releasing the Loan Party from any of its obligations hereunder or other Loan Documents or under the Management Agreement, Administrative Agent shall have the right, but shall be under no obligation, to pay any sums and to perform any act as may be appropriate to cause the terms, covenants and conditions of the Management Agreement on the part of the Loan Party to be performed or observed in all material respects. (ii) Prohibition Against Termination or Modification. No Loan Party shall, without the prior written consent of Administrative Agent, (i) enter into, surrender,

53 57423708.16 terminate, cancel, modify, renew, amend, or extend any Management Agreement, (ii) reduce or consent to the reduction of the term of any Management Agreement, (iii) increase or consent to the increase of the amount of any fees or other charges under any Management Agreement, (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Management Agreement in any material respect, (v) sell, assign, pledge, transfer, mortgage, hypothecate or otherwise dispose of (by operation of law or otherwise) or encumber any part of the Loan Party’s interest in any Management Agreement, except for the Liens therein granted to Lender pursuant to this Agreement or other Loan Documents, (vi) enter into any other any management agreement with a third party relating to the management or, operation and leasing of the Property with Manager or any other person, (vii) waive any material default under or material breach of any provisions of any Management Agreement, (viii) waive or fail to enforce, forgive or release any right, interest or entitlement, howsoever arising, under or in respect of any provisions of any Management Agreement, or vary or agree to the variation in any material way of any provisions of any Management Agreement or of the performance of Manager under any Management Agreement; or (ix) consent to the assignment by Manager of its interest under the Management Agreement, in each case, without the express prior written consent of Administrative Agent. Following the occurrence and during the continuance of an Event of Default, no Loan Party shall exercise any rights, make any decisions, grant any approvals or otherwise take any action under any Management Agreement without the prior written consent of Administrative Agent, which consent may be granted, conditioned or withheld in Administrative Agent’s sole discretion. (iii) Administrative Agent shall have the right to require each Loan Party to terminate any Management Agreement and replace any Manager with a manager that is reasonably acceptable to Administrative Agent, provided such termination is in accordance with the terms of the Management Agreement, upon the occurrence of any one or more of the following events: (i) at any time following the occurrence of an Event of Default, (ii) if such Manager shall be in default under any Management Agreement beyond any applicable notice and cure period, (iii) if such Manager shall become insolvent or a debtor in any bankruptcy action, and/or (iv) if at any time such Manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds. (iv) In the event that (a) any Management Agreement expires or is terminated (without limiting any obligation of the Loan Parties to obtain Administrative Agent’s consent to any termination or modification of any Management Agreement in accordance with the terms and provisions of this Agreement) and a Loan Party replaces the Manager with a replacement property manager reasonably acceptable to Administrative Agent or (b) Administrative Agent so requests, the Loan Party shall execute and cause a qualified replacement manager approved by Administrative Agent to execute an assignment of management agreement and subordination of management fees in the form then used by Lender, and such qualified replacement manager shall be deemed to be the “Manager” hereunder and the replacement management agreement shall be deemed to be the “Management Agreement” hereunder. (v) Borrower shall direct Manager to pay any and all Approved Operating Expenses when due and payable, prior to such Approved Operating Expenses entering any period of delinquency. 54 57423708.16 (t) Leasing. Borrower shall not enter into any Lease (including any renewal or extension of any existing Lease) with respect to any Property unless (i) such Lease is an Eligible Lease with an Eligible Tenant and (ii) any improvement work to take place within the applicable Property prior to the commencement of such Eligible Lease shall be equivalent in quality and standards to other similarly-situated single-family rental properties within the geographic submarket of the Property. Borrower shall, in a commercially reasonable manner, perform the obligations of the lessor under all Leases, and enforce the obligations of the Tenants under such Leases. Borrower shall, and shall cause each Manager to, comply in all material respects with all Legal Requirements in respect of leasing practices. (u) Repairs and Maintenance. Borrower shall pay any expenses necessary to keep the Properties in good repair in a manner consistent with other similarly-situated single- family rental properties within their respective geographic submarkets. (v) REIT Status. Sponsor shall continue to qualify as, and elect to be treated as, a REIT, and shall remain in compliance with all requirements and conditions imposed under the Internal Revenue Code to allow the Sponsor to maintain its status as a REIT. (w) Asset Management Agreement. PORT Sponsor shall not, and shall not permit any other party to the Asset Management Agreement, to amend, modify or supplement the Asset Management Agreement, until the satisfaction of the Obligations. Copies of any and all amendments, modifications and supplements to the Asset Management Agreement shall be promptly provided to the Administrative Agent. (x) Section 8 Housing. No more than thirty percent (30%) of the Properties are subject to the Section 8 Housing Program or otherwise are subject to a lease with a tenant that pays all or a portion of any Rent with vouchers provided by the Section 8 Housing Program. 7. INSURANCE, CASUALTY AND CONDEMNATION. (a) Insurance. Borrower shall, at its sole cost and expense, obtain and maintain during the entire Term, or cause to be maintained, insurance policies for Borrower and the Properties providing at least the coverages set forth in Schedule V. If at any time Lenders are not in receipt of written evidence that all insurance required hereunder is in full force and effect, and such failure continues for two (2) Business Days after request from Administrative Agent, Administrative Agent shall have the right, without notice to Borrower, to take such action as Administrative Agent deems necessary to Lenders’ respective interest in the Properties, including the obtaining of such insurance coverage as Administrative Agent determines and all premiums incurred by Lenders in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lenders upon demand and until paid shall be secured by the Loan Documents and shall bear interest at the Default Interest Rate. Lenders hereby agree to cooperate with Borrower in minimizing or eliminating any such premiums incurred if Borrower subsequently obtains the requisite insurance required herein. (b) Casualty. If a Property is damaged or destroyed, in whole or in part, by fire or other casualty (in either case, a “Casualty”), Borrower shall give prompt notice thereof to Lenders. Administrative Agent may, but shall not be obligated to, make proof of loss if not made 55 57423708.16 promptly by Borrower. In addition, Administrative Agent may participate in any settlement discussions with any insurance companies if an Event of Default has occurred and is continuing and the settlement with the insurance company is reasonably likely to exceed the Restoration Threshold, and Borrower shall not settle or permit any settlement in excess of the Restoration Threshold without Administrative Agent’s approval, (i) if an Event of Default is continuing or (ii) with respect to any Casualty in which the Net Proceeds thereof or the costs of completing the Restoration are reasonably expected to be equal to or greater than the Restoration Threshold Amount, and Borrower shall deliver to Lenders all instruments required by Administrative Agent to permit such participation. Any Insurance Proceeds in connection with any Casualty (whether or not Administrative Agent elects to settle and adjust the claim or Borrower settles such claim) shall be due and payable solely to Administrative Agent for deposit into the Reserve Account and held and disbursed in accordance with the terms of this Agreement. Except as provided in Section 7(d), if Borrower or any party other than Administrative Agent or Lenders receives any Insurance Proceeds, Borrower shall promptly deliver such proceeds to the Reserve Account and shall endorse, and cause all such third parties to endorse, a check payable therefor to the order of Administrative Agent for the benefit of Lenders, for deposit into the Reserve Account. Borrower hereby irrevocably appoints Administrative Agent as its attorney-in-fact, coupled with an interest, to endorse any such check payable to the order of Lenders or Administrative Agent. Borrower hereby releases Administrative Agent from any and all liability with respect to the settlement and adjustment by Administrative Agent of any claims in respect of any Casualty, other than for actions that constitute gross negligence or intentional misconduct. In lieu of complying with the provisions set forth above and in Section 7(d), not later than thirty (30) days after the occurrence of any Casualty, Borrower may prepay the Allocated Loan Amount of the Property which suffered such Casualty together with accrued and unpaid interest on such portion of the Loan but without any Minimum Interest. With respect to any Restoration of a Property with a total expected cost exceeding Restoration Threshold Amount, Administrative Agent (or its designee) shall have the right to inspect such Property after the completion of such Restoration to determine if the Restoration meets the Renovation Standards. (c) Condemnation. Borrower shall promptly give Lenders notice of the actual or threatened commencement of any proceeding for the Condemnation of all or any portion of a Property and shall deliver to Lenders copies of any and all papers served in connection with such proceedings. Administrative Agent may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Administrative Agent, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings which is reasonably expected to involve an Award of an amount greater than the Restoration Threshold Amount. Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Indebtedness at the time and in the manner provided for in this Agreement and the Indebtedness shall not be reduced until any Award shall have been actually received and applied by Lenders, after the deduction of expenses of collection, to the reduction or discharge of the Indebtedness. If Borrower or any party other than Lenders or Administrative Agent receives any Award, Borrower shall immediately deposit such Award into the Reserve Account and shall endorse, and cause all such third parties to endorse, a check payable therefore to the order of Administrative Agent for the benefit of Lenders. Lenders shall not be limited to the interest paid on the Award by the 56 57423708.16 condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note. Net Proceeds from a Condemnation shall be applied as follows: (i) If a partial Condemnation of a Property does not interfere with the use of such Property as a residential rental property (as determined by Administrative Agent), then the Net Proceeds thereof paid by the condemning authority shall be applied to the prepayment of the Indebtedness in accordance with Subsection 2(b)(vi)(1). (ii) If a partial Condemnation of a Property does interfere with the use of such Property as a residential rental property or if there occurs a complete Condemnation of a Property (each, a “Fully Condemned Property”), then (i) Lenders may retain any Award received by it, (ii) Borrower shall immediately deposit into the Reserve Account any Award paid to Borrower, (iii) the Net Proceeds of such Award shall be applied to the prepayment of the Indebtedness pursuant to Subsection 2(b)(vi)(1) in an amount equal to (x) the Release Amount for the Fully Condemned Property, together with interest and other amounts required to be paid in connection therewith under Section 2(b)(vii), or (y) if after the application of the Net Proceeds the Loan is still in compliance with the LTV Covenant, the Net Proceeds (collectively, the “Fully Condemned Property Prepayment Amount”) and (iv) Borrower shall prepay the Loan in an amount equal to the excess, if any, of the Fully Condemned Property Prepayment Amount over the Net Proceeds of the Award. Following Borrower’s written request after receipt by Lenders of the Fully Condemned Property Prepayment Amount, (x) Lender shall cause Administrative Agent to execute and deliver to Borrower documents prepared by the Borrower to release the Fully Condemned Property from the applicable Security Instruments and related Lien, provided that (A) Borrower has delivered to Administrative Agent a draft release (and, in the event the Security Instrument applicable to the Fully Condemned Property encumbers other Property(ies) in addition to the Fully Condemned Property, such release (i) shall be a partial release that relates only to the Fully Condemned Property, (ii) shall be in form and substance appropriate for the jurisdiction in which such Fully Condemned Property is located, (iii) shall contain standard provisions protecting the rights of Lender, and (iv) shall not affect the Liens and security interests encumbering or on the other Property(ies)) and (B) Borrower file and record such release and shall pay all costs, Taxes and expenses associated with such release (including cost to file and record the release and Lender’s reasonable outside attorneys’ fees) and (y) Lender shall cause Reserve Account Bank to disburse to Borrower the Net Proceeds paid by the condemning authority and held in the Reserve Account in excess of the Fully Condemned Property Prepayment Amount for such Property. In lieu of complying with the provisions set forth above, not later than thirty (30) days after the occurrence of any Condemnation, Borrower may prepay the portion of the Loan allocated to the Property which suffered such Condemnation together with accrued and unpaid interest on such portion of the Loan but without any Minimum Interest. (d) Restoration. Subject to the last sentence of Section 7(b), the following provisions shall apply in connection with the Restoration of Properties affected by a Casualty: (i) If (i) the Net Proceeds reasonably expected to be received in connection with any single Casualty event is less or equal to than the Restoration Threshold Amount and (ii) the Restoration Conditions are satisfied within sixty (60) days after the occurrence of such Casualty (clauses (iii) and (iv) of the Restoration Conditions shall be deemed satisfied, if

57 57423708.16 within such 60-day period Administrative Agent fails to deliver written notice to Borrower that it is not satisfied with requirements set forth in such clause (iii) or clause (iv), as applicable), then (A) if Insurance Proceeds are paid by the insurance company directly to Borrower subsequent to delivering the undertaking required by the Restoration Conditions, such Insurance Proceeds may be retained by Borrower (for the avoidance of doubt, Insurance Proceeds received by Borrower prior to delivering the undertaking required by the Restoration Conditions shall be immediately paid to the Reserve Account as required by Section 7(b)), (B) if Insurance Proceeds are paid by the insurance company to Lenders or deposited into the Reserve Account, such Insurance Proceeds will be disbursed to Borrower and (C) Borrower shall conduct the Restoration of the affected Properties in accordance with the terms of Sections 7(d)(iv) and 7(d)(v). (ii) If (i) the Net Proceeds reasonably expected to be received in connection with any single Casualty event is greater than the Restoration Threshold Amount and (ii) the Restoration Conditions are satisfied, then (A) Borrower shall immediately deliver to the Reserve Account any Insurance Proceeds paid to Borrower and (B) Borrower shall conduct the Restoration of the affected Properties in accordance with the terms of and subject to the conditions of Sections 7(d)(iv) and 7(d)(v). (iii) If following a Casualty, the Restoration Conditions are not satisfied within sixty (60) days after the occurrence of such Casualty, then, unless Administrative Agent otherwise agrees to the contrary, (i) Lenders may retain any Insurance Proceeds received by or for the benefit of Lenders, (ii) Borrower shall immediately deliver to the Reserve Account any Insurance Proceeds paid to Borrower, (iii) such Net Proceeds shall be applied to the prepayment of the Indebtedness pursuant to Subsection 2(b)(vi)(1) in an amount equal to (x) the Release Amount for the applicable Property, together with interest and other amounts required to be paid in connection therewith under Section 2(b)(vii), or (y) if after the application of the Net Proceeds the Loan is still in compliance with the LTV Covenant, the Net Proceeds (collectively, the “Casualty Prepayment Amount”), (iv) Borrower shall prepay the Loan in an amount equal to the excess, if any, of the Casualty Prepayment Amount over such Net Proceeds, and (v) following Borrower’s written request after receipt by Lender of the Casualty Prepayment (x) Administrative Agent shall execute and deliver to Borrower a release prepared by Borrower to release the affected Properties from the applicable Security Instrument and related Liens, provided that (A) Borrower has delivered to Administrative Agent draft releases (and, in the event any of the Security Instruments applicable to any of the affected Properties encumber other Property(ies) in addition to the affected Properties, such release shall (i) be a partial release that relates only to the affected Property(ies), (ii) be in form and substance appropriate for the jurisdiction in which such Property(ies) is located, (iii) contain standard provisions protecting the rights of Administrative Agent and (iv) not affect the Liens and security interests encumbering or on the other Properties), and (B) Borrower shall file and record such release and pay all costs, Taxes and expenses associated with such release (including cost to file and record the release and the reasonable attorneys’ fees of Administrative Agent’s respective counsel) and (y) Administrative Agent shall cause Reserve Account Bank to disburse to Borrower the Net Proceeds paid by the applicable insurance company and held by or for the benefit of Lenders in excess of the Casualty Prepayment Amount for such Property. (iv) If Borrower is required to conduct the Restoration of affected Properties under Sections 7(d)(i) and 7(d)(ii) then (i) Borrower shall commence the Restoration as 58 57423708.16 soon as reasonably practicable (but in no event later than ninety (90) days after such Casualty occurs) and shall diligently pursue the Restoration to satisfactory completion; (ii) Borrower shall cause the affected Property and the use thereof after the Restoration to be in compliance with and permitted under all applicable Legal Requirements and such Property, after Restoration, shall be of the same character as prior to such damage or destruction; (iii) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable Legal Requirements and (iv) Borrower shall deliver, or cause to be delivered, to Administrative Agent a signed detailed budget approved in writing by Borrower’s architect or engineer stating the entire cost of completing the Restoration, which budget shall be reasonably acceptable to Administrative Agent. If at any time the Net Proceeds or the unused portion thereof shall not, in the reasonable opinion of Administrative Agent, be sufficient to pay in full the balance of the costs which are estimated by Administrative Agent to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the “Net Proceeds Deficiency”) into the Reserve Account before any further use or disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency shall be deposited into the Casualty and Condemnation Reserve and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds pursuant to Section 7(d)(v), and until so disbursed, shall constitute additional security for the Obligations. (v) If Borrower is required to conduct the Restoration of affected Properties under Section 7(d)(ii), then Administrative Agent may, at its option, condition disbursement of Net Proceeds on (i) delivery of an Expenditures Certificate reasonably satisfactory to Administrative Agent, (ii) completion of a property inspection reasonably satisfactory to Administrative Agent, (iii) if the Restoration is greater than $100,000, Administrative Agent’s approval of plans and specifications of an architect satisfactory to Administrative Agent; (iv) the identity, experience, reputation and financial condition of contractors; (v) contractor’s cost estimates; (vi) architect’s certificates; (vii) waivers of Liens; (viii) sworn statements of mechanics and materialmen and such other evidence of costs; (ix) percentage completion of construction; (x) frequency of disbursements; (xi) application of payments; (xii) customary retainage and satisfaction of Liens, in each case, as Administrative Agent may reasonably require. The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited in the Reserve Account after the Restoration has been completed in accordance with the provisions of this Section 7(d)(v), and the receipt by Lenders of evidence satisfactory to Administrative Agent that all costs incurred in connection with the Restoration have been paid in full, shall be remitted to Borrower, provided no Event of Default shall have occurred and shall be continuing. (vi) Notwithstanding the above Sections 7(d)(i) and 7(d)(ii), (i) in the event that a single Casualty causes damage or destruction to one Property which would cost more than such Property’s Allocated Loan Amount to restore or repair such Property, written consent of Administrative Agent shall be required prior to any restoration or repair of such Property pursuant to the terms of this Agreement and (ii) in the event that a single Casualty causes damage or destruction to any part of two or more Properties which in the aggregate would cost more than $1,000,000.00 to restore or repair, written consent of Administrative Agent shall be required prior to any restoration or repair of such Properties pursuant to the terms of this Agreement. 59 57423708.16 (vii) All reasonable and documented out-of-pocket costs and expenses incurred by Lenders and Administrative Agent in connection with any Restoration including reasonable attorneys’ fees and disbursements, shall be paid by Borrower within ten (10) days of written request therefor. (viii) In the event of foreclosure of a Security Instrument, or other transfer of title to a Property or Properties in extinguishment in whole or in part of the Indebtedness, then all right, title and interest of Borrower in and to the insurance policies required herein that are not blanket insurance policies then in force concerning such Property or Properties and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Administrative Agent, for the benefit of Lenders or other transferee in the event of such other transfer of title. (e) Insurance Proceeds and Awards. Borrower shall cooperate with Lenders, in accordance with this Agreement, to enable Lenders to receive the benefits of any Insurance Proceeds or Awards payable in connection with any Property, and Lenders shall be reimbursed for any reasonable and documented out-of-pocket expenses incurred in connection therewith (including reasonable attorneys’ fees and disbursements, and, if otherwise required, the payment by Borrower of the reasonable expense of a Valuation on behalf of Lenders in case of Casualty or Condemnation affecting any Property or any part thereof) out of such Insurance Proceeds or Awards. 8. CASH MANAGEMENT; SECURITY INTEREST. (a) Cash Management Arrangements. (i) Cash Management Account. Borrower will cooperate with opening, maintaining, and, if Administrative Agent so elects, changing, a Cash Management Account, which shall be an Eligible Account as to which Borrower, Administrative Agent and the Cash Management Account Bank shall have entered into a Cash Management Agreement. The Cash Management Account shall be under the sole control and dominion of Lenders, with Administrative Agent designated as the “directing lender” thereunder, and neither Borrower nor any Manager shall have any right of access thereto or to withdraw funds therefrom. Borrower covenants and agrees, upon demand of Administrative Agent, to pay (or if applicable reimburse Lenders for) any and all amounts that Lenders may be obligated to pay, or shall have paid, to the Cash Management Bank pursuant to the terms and conditions of the Cash Management Agreement. Funds on deposit in the Cash Management Account shall be applied and disbursed in accordance with this Agreement and the Cash Management Agreement. All funds in the Cash Management Account (including any Reserves) shall be held in cash. During the continuance of an Event of Default, all funds on deposit in the Cash Management Account and Reserve Account may be applied by Lenders in such order and priority as Administrative Agent shall determine. (ii) Operating Account and Rent Deposit Account. 1. Borrower shall establish and at all times maintain the Operating Account, which shall be an Eligible Account in Borrower’s name. Borrower shall, or shall cause the applicable Manager to, establish and at all times maintain, each Rent Deposit Account, each of which shall be an Eligible Account in Borrower’s name as to which Borrower, 60 57423708.16 Lenders and the Rent Deposit Account Bank shall have executed and delivered a Rent Deposit Account Control Agreements. 2. Borrower shall cause all payments of Rents from Tenants to be remitted into the Rent Deposit Account within three (3) Business Days of receipt from Tenants. Borrower shall require each Manager to deposit all Collections deposited into the Rent Deposit Account, which have posted to the Rent Deposit Account as funds available for transfer or withdrawal, into the Cash Management Account within two (2) Business Days after such funds are available for transfer or withdrawal, and to the extent a Manager does not comply with Borrower’s directions, Borrower shall enforce its rights under the applicable Management Agreement that requires such Manager to comply with this Section 8(a)(ii). Except with respect to Insurance Proceeds that are subject to retention by Borrower pursuant to Section 7(a), to the extent Borrower or any Affiliate shall receive any Rent or other Collections, Borrower shall, and Borrower shall cause such Affiliates to, promptly (but in any event within three (3) Business Days after receipt) deposit all such Collections into the Cash Management Account. Notwithstanding the foregoing, if Borrower or a Manager receives from a Tenant a check or other payment in an amount that is less than the Tenant then owes, then Borrower or such Manager may return the same to the Tenant, without first depositing the same into the Cash Management Account or the Rent Deposit Account, as applicable, solely in order to preserve its right of eviction. Without in any way limiting the foregoing, all Rents and other Collections shall be collateral for the Obligations and shall be held by Borrower and such Manager in trust for the benefit, and as the property, of Administrative Agent for the benefit of Lenders, and such amounts shall not be commingled with any other funds or property of Borrower or Manager. Borrower shall not deposit and shall not suffer to be deposited into the Cash Management Account any funds of any Person other than Borrower. 3. During the continuance of an Event of Default, Lenders may, in addition to any and all other rights and remedies available to Lenders, apply any sums then present in the Rent Deposit Account to the payment of the Indebtedness in any order in its sole discretion. 4. To the extent so elected by Administrative Agent, Borrower shall cause all funds in the Cash Management Account to be subsequently deposited into the Reserve Account within two (2) Business Days after such funds are available for transfer or withdrawal. (iii) Tenant Direction Letters. If the Borrower and/or Manager has not caused the Collections to be sent directly to the Cash Management Account within ten (10) Business Days after written request by Administrative Agent, Administrative Agent may, in addition to all other rights and remedies available to Lenders, require that Borrower notify and advise each current and future Tenant through an instruction letter in the form of Exhibit E attached hereto (a “Tenant Direction Letter”) and any other sources of Collections (including, without limitation, credit card companies) that Administrative Agent deems necessary to send all payments of Rent and other Collections (whether by cash, check or electronic means) directly to the Cash Management Account, subject to a lockbox services agreement in form and substance satisfactory to Administrative Agent. Without the prior written consent of Administrative Agent, neither Borrower nor any Manager shall terminate, amend, revoke or modify any Tenant Direction

61 57423708.16 Letter or other direction letter in any manner whatsoever, or direct or cause any Tenant or other source of Collections to pay any amount in any manner other than as provided in such Tenant Direction Letter or other direction letter. Borrower hereby grants to Administrative Agent an irrevocable power of attorney, coupled with an interest, to execute and deliver to Tenants and other sources of Collections such Tenant Direction Letters and other direction letters. Funds deposited into the Cash Management Account shall be applied and disbursed in accordance with this Agreement and the Cash Management Agreement (to the extent applicable). For avoidance of doubt, and notwithstanding anything set forth herein to the contrary, Administrative Agent shall have the right to direct Borrower and each Manager, and to directly notify Tenants and any other Person, to deposit any Collections directly into the Cash Management Account, or to any other deposit account established by Administrative Agent for the benefit of Lenders from time to time. Borrower shall not deposit and shall cause each Manager not to deposit into the Cash Management Account any funds of any Person other than Borrower. Funds deposited into the Cash Management Account shall be applied and disbursed in accordance with this Agreement and the Cash Management Agreement (to the extent applicable). (iv) Investment of Funds in Cash Management Account; Expenses. Borrower shall pay for all expenses of opening and maintaining the Cash Management Account, the Rent Deposit Account and the Operating Account. (b) Security Interest. As security for the Obligations, Borrower and PORT Sponsor hereby grant to Administrative Agent, for the benefit of Lenders, a first priority security interest in the Rent Deposit Account, each Reserve, the Reserve Account, the Cash Management Account, the Operating Account and any other Account and all amounts at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of Lender a perfected first priority security interest therein, including filing UCC-1 financing statements and continuations thereof. Borrower further authorizes Administrative Agent to file such UCC-1 financing statements and amendments and continuations thereof to maintain a first priority, perfected security interest in the Collateral. Such financing statements may describe the Collateral in the same manner as described herein and in the applicable Loan Document or may describe the Collateral as “all of the Debtor’s personal property and other assets, whether now owned or existing or hereafter acquired or arising, together with all products and proceeds thereof, substitutions and replacements therefor, and additions and accessions thereto” or words of similar meaning. (c) Property Cash Flow Allocation. (i) Order of Priority of Funds. Unless otherwise directed by Administrative Agent during the continuance of an Event of Default pursuant to Section 8(c)(ii), on the tenth (10th) date of each calendar month, Collections on deposit in the Cash Management Account or Reserve Account (as applicable), less any fees and expenses of the Cash Management Account Bank or Reserve Account Bank (as applicable) then due and payable, on such day shall be applied on such Payment Date in the following order of priority: 1. First, if such date of determination is the Maturity Date, funds sufficient to pay the Outstanding Principal Balance of the Loan on the Maturity Date; 62 57423708.16 2. Second, to the extent the amount in the Interest Reserve is below the Minimum Required Interest Reserve Amount, funds sufficient to replenish the Interest Reserve to the Minimum Required Interest Reserve Amount; 3. Third, to the extent the amount in the Tax Reserve is below the Minimum Required Tax Reserve Amount, funds sufficient to replenish the Tax Reserve to the Minimum Required Tax Reserve Amount; 4. Fourth, to the extent the amount in the Insurance Reserve is below the Minimum Required Insurance Reserve Amount, funds sufficient to replenish the Insurance Reserve to the Minimum Required Insurance Reserve Amount; 5. Fifth, to the extent the amount in the HOA Assessment Reserve is below the Minimum Required HOA Assessment Reserve Amount, funds sufficient to replenish the HOA Assessment Reserve to the Minimum Required HOA Assessment Reserve Amount; 6. Sixth, to the extent the amount in the Property Maintenance Reserve is below the Minimum Required Property Maintenance Reserve Amount, funds sufficient to replenish the Property Maintenance Reserve to the Minimum Required Property Maintenance Reserve Amount; 7. Seventh, if such date of determination is a Payment Date, to Lenders, the amount of any mandatory prepayment of the Outstanding Principal Balance; 8. Eighth, if such date of determination is a Payment Date, to Lenders, the unpaid monthly payment equal to the payment of interest payable pursuant to Section 2(b)(i) for the period of interest due ending on the last day of the immediately preceding calendar month (or due on any prior Payment Date), and any other fees, costs, expenses or indemnities then due or payable under this Agreement or any other Loan Document, including without limitation, payment of the monthly Servicing Fee of any Servicer, if a Servicer is then being retained; 9. Ninth, to Lenders and Servicer, any other fees, costs, expenses or indemnities then due or payable; and 10. Tenth, all amounts remaining after payment of the amounts set forth in clauses (1) through (9) above to the Operating Account. (ii) Application During an Event of Default. Notwithstanding anything to the contrary contained herein (including in this Section 8) or elsewhere in the Loan Documents, upon the occurrence and during the continuance of an Event of Default, Administrative Agent, at its option, may apply any Collections then in the possession of Servicer or the Cash Management Account Bank and any Reserves to the payment of the Obligations in such order, proportion and priority as Administrative Agent may determine. The right to withdraw and apply any of the foregoing funds shall be in addition to all other rights and remedies provided to Lenders and Administrative Agent pursuant to any Legal Requirements and the Loan Documents. 63 57423708.16 (iii) Budgeted Operating Expenses. Updated versions of the Budgeted Operating Expenses shall be submitted by Borrower to Administrative Agent for approval at least thirty (30) days prior to the end of each calendar year, provided, however, that (i) upon any approval by Administrative Agent of an updated version of the Budgeted Operating Expenses, all references herein to “Budgeted Operating Expenses” shall be deemed to be in reference to the version of Budgeted Operating Expenses then-approved by Administrative Agent, and (ii) upon the sale of a Unit pursuant to the terms and conditions of this Agreement, the applicable line items in the then-current Budgeted Operating Expenses shall be deemed inapplicable for purposes of determining any Minimum Required Reserve Amounts hereunder. Until such time that any further versions of the Budgeted Operating Expenses has been approved by Administrative Agent, then any distribution pursuant to Subsection 8(c)(i)(8) or determination of Minimum Required Reserve Amounts shall be subject to Administrative Agent’s discretion for each applicable date of determination. Neither Borrower nor any Manager shall change or modify the Budgeted Operating Expenses without the prior written consent of Administrative Agent. (iv) Release of Reserve Funds, Generally. Notwithstanding any provision to the contrary contained herein, Borrower shall not be entitled to any earnings or interest on funds deposited into the Cash Management Account or the Reserves. Any funds remaining in any Reserve (other than earnings or interest on those Reserves) after the Obligations have been paid in full shall be returned to Borrower. 9. EVENTS OF DEFAULT. (a) Each of the following shall constitute an Event of Default under this Agreement: (i) Default in the payment when due of any Indebtedness that is not paid pursuant to the provisions of the Note (including the default in Borrower’s obligation to repay in full the Indebtedness on or before the Maturity Date, or the Extended Maturity Date, if applicable, as required hereby), and of any interest, fee or reimbursement obligation with respect to any other amount payable by Borrower, or any endorser, surety, guarantor (including Guarantor) or other party liable for the payment of or pledging collateral or security hereunder (including Pledgor) or under any other Loan Document; provided, however, that, (i) for the avoidance of doubt, Borrower's failure to repay in full all Indebtedness on or before the Maturity Date or Extended Maturity Date, if applicable, shall constitute an immediate Event of Default without notice, demand, grace period, or opportunity to cure, and (ii) notwithstanding the foregoing, Borrower may cure up to one (1) default in the payment when due of any fee or reimbursement obligation per year, so long as (a) such cure is made within ten (10) days of the original due date of such payment, and (b) such payment does not constitute a Monthly Debt Service Payment; (ii) Any covenant in Section 6 (except any covenants referenced in Sections 6(e), 6(f), 6(h), 6(k), 6(l), 6(m), 6(n), 6(o), 6(p), 6(s), 6(v) or 6(w)) or any other covenant, agreement, condition, representation or warranty in this Agreement (other than covenants to pay the Indebtedness and other than Events of Default expressly listed in this Section) is not fully and timely performed, observed or kept, and the same is not cured within the cure periods provided hereunder (if any) in any material respect, and, if such failure is capable of being cured, such failure continues for ten (10) days after written notice thereof from Administrative Agent to Borrower; 64 57423708.16 (iii) Any covenants referenced in Sections 6(e), 6(f), 6(h), 6(k), 6(l), 6(m), 6(n), 6(o), 6(p), 6(s), 6(v) or 6(w) is not fully and timely performed, observed or kept, and the same is not cured within the cure periods provided in the applicable Section (to the extent any such cure periods exist) for such covenant, agreement, condition, representation or warranty; (iv) Any Person constituting Guarantor shall take any step(s) to cancel or terminate the Guaranties without the prior written consent of Administrative Agent; (v) The occurrence of default or breach under any of the Guaranties, Security Instrument(s), Pledge and Security Instrument(s) or Post-Closing Agreement (taking into account any applicable notice and cure period set forth therein); (vi) An Event of Default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, Borrower with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with all other such defaults, would have a Material Adverse Effect; (vii) A Change of Control occurs in violation of Section 6(e) hereof; (viii) The filing of any claim of Lien against the Property, any improvements thereon or any part thereof, or any interest or right made appurtenant thereto or the service on Borrower, as a disburser, of any notice to withhold funds and the continued maintenance of said claim of Lien or notice to withhold for a period of thirty (30) days without discharge or satisfaction thereof or provision therefor satisfactory to Administrative Agent in its reasonable discretion, including the posting of a bond or indemnification satisfactory to Administrative Agent; (ix) The taking of possession of any material collateral or of any substantial part of the property of Borrower and any endorsers, sureties, guarantors and all others who are, or who may become liable for the payment hereof at the insistence of any Governmental Authority; (x) The entry of a final judgment against a Loan Party or the issuance of any attachment, sequestration, garnishment or similar writ levied upon any of its property, in an amount exceeding $250,000 that is not discharged or bonded over within a period of thirty (30) days; (xi) Administrative Agent determines that the LTV Covenant is or has been unsatisfied, provided that Borrower shall have ten (10) Business Days from written notice from Administrative Agent to pay an amount which, when applied to the principal balance, shall cause Borrower to be in compliance with the LTV Covenant subject to Section 2(b)(v); (xii) Borrower, or any Loan Party, files a bankruptcy petition or makes a general assignment for the benefit of creditors, or a bankruptcy petition is filed against Borrower or any Loan Party and such involuntary bankruptcy petition continues undismissed for a period of ninety (90) days after the filing thereof; (xiii) Borrower, any Loan Party or any of their respective Affiliates applies for or consents in writing to the appointment of a receiver, trustee or liquidator of Borrower,

65 57423708.16 any Loan Party, the Property, or all or substantially all of the other assets of Borrower or any Loan Party, or an order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor appointing a receiver, trustee or liquidator of Borrower, any Loan Party, the Property, or all or substantially all of the other assets of Borrower or any Loan Party, and in the case of an involuntary appointment, such appointment is not dismissed within ninety (90) days; (xiv) Unless the written consent of Administrative Agent is previously obtained, all or substantially all of the business assets of Borrower or Guarantor are sold, Borrower voluntarily is dissolved, or there occurs any change in the form of business entity through which Borrower presently conducts its business or any merger, consolidation, or reorganization involving Borrower without Administrative Agent’s consent; (xv) Borrower, Guarantor or Pledgor permits an assignment or sale by any Person holding any equity in any Collateral or in Borrower without the prior written consent of Administrative Agent except as otherwise permitted by the Security Instrument; (xvi) The adoption, passage or enactment of any Change in Law that restricts the potential direct or indirect ownership by Borrower, Administrative Agent or Lenders of some or all of the Properties or Collateral, or the ability of Administrative Agent or Lenders to sell some or all of the Properties or Collateral; (xvii) Borrower fails to pay any indebtedness (other than the Loan) owed by Borrower to Lender and/or Administrative Agent when and as due and payable (whether by acceleration or otherwise), after giving effect to any applicable notice and cure periods, and such failure has a Material Adverse Effect; (xviii) The material falsity in any certificate, statement, representation, warranty or audit at any time furnished to Lender and/or Administrative Agent by or on behalf of any Loan Party pursuant to or in connection with this Agreement, the Note, the Loan Documents or any loan agreement or security agreements now or hereafter in effect, which by its terms covers this Agreement or the Note for the Indebtedness or otherwise including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in any facts disclosed by any certificate, statement, representation, warranty or audit furnished to Lender and/or Administrative Agent, and such failure, if susceptible of cure, remains uncured for thirty (30) days after written notice from Administrative Agent to Borrower; (xix) Any failure for Unit Net Sales Proceeds to be transferred, remitted and applied pursuant to Sections 2(b)(viii) and Section 2(b)(ix); provided, however, that (a) any failure for Unit Net Sales Proceeds to be transferred, remitted and applied pursuant to Sections 2(b)(viii) and Section 2(b)(ix) may be cured by Borrower’s remittance to Administrative Agent or Servicer, within thirty (30) days, of the Release Amount, interest accrued upon the Release Amount at the Default Rate since the originally-scheduled Transfer Date, and any other fees, costs and expenses required under Sections 2(b)(viii) and Section 2(b)(ix), and (b) the cure period described in the foregoing clause (a) shall not be applicable in the event that Borrower has failed to transfer, remit and apply Unit Net Sales Proceeds pursuant to Sections 2(b)(viii) and Section 2(b)(ix) with respect to more than fifty (50) Units at any given point in time; 66 57423708.16 (xx) Any decrease in a Reserve below the applicable Minimum Required Reserve Amount that is not cured within ten (10) Business Days; (xxi) The payment of any fees to Second Avenue not required under the Management Agreements; (xxii) Any judgment entered into by a court of competent jurisdiction in connection with any litigation or other legal proceeding between Second Avenue and PORT Sponsor, Guarantor, Pledgor, or Borrower that Administrative Agent reasonably concludes is likely have a Material Adverse Effect on either the operations of any Borrower or the ability of Borrower to repay the Loan; (xxiii) Any material breach of any warranty, representation, covenant, or agreement contained in the Environmental Indemnity Agreement if such breach is not cured within thirty (30) days of written notice from Administrative Agent, provided, however, that so long as Borrower is exercising commercially reasonable and diligent efforts to cure such breach, Borrower shall have an additional sixty (60) days to cure such breach before it would constitute an Event of Default hereunder. (b) Default Interest Rate. During the continuance of an Event of Default, as such term is hereinafter defined, and after the expiration of all applicable cure and grace periods, the unpaid principal hereof shall bear interest at the lesser of: (a) twenty-four percent (24%) or (b) the highest rate allowed by law (the “Default Interest Rate”). (c) Savings. If the calculation of interest or the imposition of a change in the rate of interest after acceleration upon default or the payment of any fees or other charges which are construed to be interest under Applicable Law, rule, or regulation in effect from time to time, result in an effective rate of interest higher than that permitted to be paid under Applicable Law, rule, or regulation in effect from time to time, then such charges shall be reduced by a sum sufficient to result in an effective rate of interest no greater than the maximum effective rate of interest permitted to be paid under Applicable Law, rule or regulation in effect from time to time. Administrative Agent may, in determining the maximum rate permitted under Applicable Law, rule or regulation in effect from time to time, take advantage of: (i) the rate of interest permitted by New York law and 12 U.S.C. §§ 85 and 86, and (ii) any other law, rule or regulation in effect from time to time, available to Lender and/or Administrative Agent which exempts Lender and/or Administrative Agent from any limit upon the rate of interest it may charge or grants to Lender and/or Administrative Agent the right to charge a higher rate of interest than that permitted by New York law. Upon maturity of the Note, whether by acceleration or in due course, interest shall be recalculated over the actual life of the loan based upon the amounts outstanding, and if the total amount of interest theretofore paid exceeds the amount permitted to be paid under Applicable Law, rule, or regulation in effect from time to time, the excess shall be credited to principal, or if such excess exceeds the principal amount due hereunder, refunded to Borrower. (d) Borrower, for itself and any and all endorsers, sureties, guarantors, and all others who are, or who may become liable for the payment hereof, severally expressly grant to Lender a continuing first lien security interest in and authorize and empower Lender and/or Administrative Agent, at its sole discretion, at any time during the continuance of an Event of 67 57423708.16 Default and provided all applicable notice, grace and/or cure periods shall have expired, to appropriate and in such order as Administrative Agent may elect, apply to the payment hereof, any and all money, general or specific deposits, or collateral of any such parties now or hereafter in the possession of Lender and/or Administrative Agent. 10. REMEDIES. (a) Upon the occurrence and during the continuance of an Event of Default, Administrative Agent may, without notice (except as set forth herein or required by Applicable Laws), exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, Law, equity or otherwise, including (i) declaring any and all Indebtedness immediately due and payable; (ii) reducing any claim to judgment; (iii) obtaining appointment of a receiver (to which Borrower hereby consents) and/or judicial or nonjudicial foreclosure under the Security Instrument and/or Pledge and Security Agreement (to the extent permitted by Applicable Law); (iv) terminate Lender’s commitment to lend and any obligation to disburse any Reserves or other deposit hereunder; (v) in its own name or in the name of Borrower, enter into possession of the Property and operate same; or (vi) set off and apply, to the extent thereof and to the maximum extent permitted by Law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Lender and/or Administrative Agent to or for the credit or account of Borrower against any Indebtedness, and Administrative Agent shall be deemed to have exercised such right of set-off, and to have made a charge against any such money immediately upon the occurrence of such default, although made or entered on the books subsequent thereto. Administrative Agent may exercise any one or all of these remedies cumulatively or concurrently in its sole but good faith discretion. (b) Borrower hereby appoints Administrative Agent as Borrower’s attorney in fact, which power of attorney is irrevocable and coupled with an interest, with full power of substitution if Administrative Agent so elects, to do any of the following, to the extent permitted by Applicable Laws, in Borrower’s name during the continuance of an Event of Default: (i) use such sums as are necessary, including any proceeds of the Loan and any deposit, as Administrative Agent may consider desirable; (ii) endorse the name of Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to Borrower with respect to the Property; (iii) prosecute or defend any action or proceeding incident to the Property, (iv) pay, settle, or compromise all bills and claims so as to clear title to the Property; and (v) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Improvements. Any amounts expended by Administrative Agent itself or on behalf of Lender to exercise its remedies herein shall be deemed to have been advanced to Borrower hereunder as a demand obligation owing by Borrower to Lender and/or Administrative Agent as applicable and shall constitute a portion of the Indebtedness, regardless of whether such amounts exceed any limits for Indebtedness otherwise set forth herein. Neither Lender nor Administrative Agent shall have any liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender and/or Administrative Agent. (c) No delay or omission of Administrative Agent to exercise any right, power or remedy accruing upon the happening of an Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence 68 57423708.16 therein. No delay or omission on the part of Lender to exercise any option for acceleration of the maturity of the Indebtedness, or for foreclosure of the Security Instrument and/or Pledge and Security Agreement following any Event of Default as aforesaid, or any other option granted hereunder in any one or more instances, or the acceptances by Administrative Agent of any partial payment on account of the Indebtedness, shall constitute a waiver of any such Event of Default, and each such option shall remain continuously in full force and effect. No remedy herein conferred upon or reserved to Lender and/or Administrative Agent is intended to be exclusive of any other remedies provided for in any Note or any of the other Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under any Note or any of the other Loan Documents, or now or hereafter existing at Law or in equity or by statute. Every right, power and remedy given to Lender and/or Administrative Agent by this Agreement, any Note or any of the other Loan Documents shall be concurrent, and may be pursued separately, successively or together against Borrower, or the Property or any part thereof, or any personal property granted as security under the Loan Documents, and every right, power and remedy given by this Agreement, any Note or any of the other Loan Documents may be exercised from time to time as often as may be deemed expedient by Lender and/or Administrative Agent. (d) Regardless of how Administrative Agent may treat payments received from the exercise of remedies under the Loan Documents for the purpose of its own accounting, for the purpose of computing the Indebtedness, payments shall be applied as elected by Administrative Agent. (e) No right, power or remedy of Lender and/or Administrative Agent as provided in this Agreement is intended to be exclusive of any other right, power, or remedy of Lender and/or Administrative Agent, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Lender and/or Administrative Agent now or hereafter existing at law or in equity and may be pursued separately, successively or concurrently at the sole discretion of Lender or Administrative Agent. The failure of Lender and/or Administrative Agent to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof. (f) To the extent that any of the collateral securing the Note (“Collateral”) is personal property and Administrative Agent elects to proceed with respect to it in accordance with the applicable Uniform Commercial Code, then, unless that Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Administrative Agent will give Borrower reasonable notice of the time and place of any public or private sale thereof. The requirement of reasonable notice shall be met if such notice is, at the option of Administrative Agent, hand delivered, sent via expedited courier, or mailed, postage prepaid to Borrower, at the address given to Administrative Agent by Borrower, or any other address shown on the records of Administrative Agent at least ten (10) days before the time of sale. Upon disposition of any Collateral after the occurrence of an Event of Default hereunder, Borrower shall be and shall remain liable for any deficiency; and Administrative Agent shall account to Borrower for any surplus, but Administrative Agent shall have the right to apply all or part of such surplus (or to hold the same as reserve) against any and all other liabilities of Borrower to Lender and/or Administrative Agent.

69 57423708.16 (g) With respect to Borrower, the Property and the Collateral, nothing contained herein or in any other Loan Document shall be construed as requiring Administrative Agent to resort to the Property or the Collateral for the satisfaction of any of the Indebtedness in any preference or priority, and Administrative Agent may seek satisfaction out of the Property and/or the Collateral, or any part thereof, in its absolute discretion in respect of the Indebtedness. In addition, Administrative Agent shall have the right from time to time following an Event of Default to partially foreclose the Security Instrument or any Pledge and Security Agreement in any manner and for any amounts secured by the Security Instrument and/or the Pledge and Security Agreement then due and payable as determined by Administrative Agent in its sole but reasonable discretion including, without limitation, the following circumstances: (i) upon the occurrence of an Event of Default by Borrower in the payment of one or more scheduled payments of principal and interest, Administrative Agent may foreclose the Security Instrument and/or the Pledge and Security Agreement to recover such delinquent payments or (ii) in the event Administrative Agent elects to accelerate less than the entire Outstanding Principal Balance of the Loan, Administrative Agent may foreclose the Security Instrument and/or the Pledge and Security Agreement to recover so much of the principal balance of the Loan as Administrative Agent may accelerate and such other sums secured by the Security Instrument and/or the Pledge and Security Agreement as Administrative Agent may elect. Borrower hereby acknowledges and agrees that, upon an Event of Default, Administrative Agent may foreclose pursuant to this Section through the Security Instrument, Pledge and Security Agreement, and/or both such instruments. Notwithstanding one or more partial foreclosures, the Property and the Collateral shall remain subject to the Security Instrument and the Pledge Agreement, as applicable, to secure payment of sums secured by the Security Instrument and/or the Pledge and Security Agreement, and not previously recovered. (h) In the event (a) that the Security Instrument is foreclosed in whole or in part or that the Security Instrument is put into the hands of an attorney for collection, suit, action or foreclosure, (b) that the Pledge and Security Agreement encumbering the Collateral is foreclosed in whole or in part or that the Pledge and Security Agreement is put into the hands of an attorney for collection, suit, action or foreclosure, (c) of the foreclosure of any mortgage (or pledge) encumbering the Property (or any direct or indirect ownership interests in Borrower) prior to or subsequent to the Security Instrument (or Pledge and Security Agreement) in which proceeding Administrative Agent or Lender is made a party, or (d) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower, Pledgor or any Guarantor or an assignment by Borrower, Pledgor or Guarantor for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys’ fees and costs, incurred by Administrative Agent or Lender in connection therewith and in connection with any appellate proceeding or post judgment action involved therein, together with all required service or use taxes. 11. SERVICING AND SECONDARY MARKET PROVISIONS. (a) Sale of Loan. (i) Sales of Loan; Secondary Market Transactions. Lender shall have the right to assign, participate, sell, syndicate or otherwise transfer the Loan, the direct or indirect interests of Lender or any portion thereof to any Person without the consent of Borrower or any other Person (each, a “Secondary Market Transaction”). At Administrative Agent’s election, 70 57423708.16 each note and/or component comprising the Loan may be subject to one or more Secondary Market Transactions. (ii) Requests by Administrative Agent for Borrower. If requested by Administrative Agent or any Lender, Borrower shall reasonably and promptly assist and cooperate with Administrative Agent or such Lender in satisfying the market standards to which Administrative Agent customarily adheres or which may be required in the marketplace, by prospective investors, applicable Legal Requirements and/or otherwise in the marketplace in connection with any Secondary Market Transactions, including, without limitation, to: 1. By providing (A) updated financial and other information with respect to the Property, the construction of the Project Improvements, the business operated at the Property, Borrower and the Manager, (B) updated budgets and rent rolls (including itemized percentage of floor area occupied and percentage of aggregate base Rent for each Tenant), if applicable, relating to the Property, and (C) at the joint expense of Lender and Borrower (provided that the latter shall only be responsible for up to $10,000 in expenses), updated Valuations, market studies, Environmental Reports (including, without limitation, Phase I Environmental Report(s), and, if appropriate, Phase II Environmental Report(s)), property condition reports and other due diligence investigations of the Property (the “Updated Information”), together, if customary, with appropriate verification of the Updated Information through letters of auditors or opinions of counsel acceptable to Administrative Agent, in addition to cooperating with Administrative Agent’s procurement of all of the foregoing deliveries and documentation described in this clause (C); 2. By providing opinions of counsel, which may be relied upon by Administrative Agent, each Lender, and their respective successors, assigns and participants, underwriters and their respective counsel, agents and representatives, customary in Secondary Market Transactions with respect to the Property, the Loan Documents, and Borrower and its Affiliates, which counsel and opinions shall be satisfactory to Administrative Agent and each Lender; 3. By providing updated, as of the closing date of any Secondary Market Transaction, representations and warranties made in the Loan Documents to the extent applicable; 4. By executing amendments to the Loan Documents and Borrower’s organizational documents and such other documents requested by Administrative Agent, including without limitation, those documents required pursuant to Section 11(d)(i) below; provided, however, that Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (x) change the interest rate, the stated maturity or the amortization of principal as set forth herein or in the Note, (y) alter the rights or increase the obligations of Borrower or Guarantor under the Loan Documents, or (z) subject to Section 11(d)(i) hereof, modify or amend any other economic or other material term of this Agreement or the other Loan Documents; and 5. By ensuring that and causing Guarantor and such representatives of Borrower to, if so requested by Administrative Agent, be or become available 71 57423708.16 at reasonable times on advance notice to meet with any investors or prospective investors in any potential Secondary Market Transaction at Borrower’s offices. (iii) Information Related to Sale of Loan or Secondary Market Transaction. Administrative Agent and each Lender may disclose to an assignee (or proposed assignee), participant (or proposed participant), underwriter, investor (or proposed investor), lender (or proposed lender), regulator or other Governmental Authority and their representatives (including, without limitation, any commission or agency established pursuant to a legislative act of the United States Congress, the New York State Assembly and/or the applicable legislative body of the State in which the Property is located), accountants, and/or attorneys, representatives or agents of any of the foregoing, any information relating to the Loan and any Person that is a party to a Loan Document; provided, however, that, prior to any such disclosure of non-public or confidential information, any such Person shall be advised of and acknowledge the confidentiality of any non-public or confidential information received by it. (iv) Disclosure of Information. In connection with any Secondary Market Transaction, Administrative Agent shall have the right, and Borrower hereby authorizes Administrative Agent, to disclose any and all information in Administrative Agent’s possession regarding Borrower, Guarantor, Manager, the Property, the Land and/or the Loan in any document or in any promotional or marketing materials that are prepared by or on behalf of Administrative Agent in connection with such Secondary Market Transaction or in connection with any oral or written presentation made by or on behalf of Administrative Agent, including, without limitation, to any actual or potential investors; provided, however, that any recipient of such information shall be advised of the confidential nature of such information. (b) Secondary Market Indemnification. (i) Acknowledgement of Disclosure of Information. Borrower understands that information provided to Administrative Agent and Lender by Borrower and its agents, counsel and representatives may be included in preliminary and final disclosure documents in connection with any Secondary Market Transaction and may be made available to investors or prospective investors, investment banking firms, accounting firms, law firms and other third-party advisory and service providers relating to any Secondary Market Transaction. (ii) Indemnification. Borrower hereby agrees to indemnify Administrative Agent and Lender (and for purposes of this Section, Lenders shall include the Lender, any of their assignees or their successors and assigns and their respective officers and directors, in each case to the extent acting in connection with the Loan Documents and the transactions contemplated hereby) (collectively, the “Lender Group”) for any losses, claims, damages or liabilities, other than consequential or punitive damages that may be imposed on, incurred by, or asserted against the Indemnitees (except to the extent required to be paid to any third party) (collectively, the “Liabilities”) to which the Lender Group may become subject, in each case arising out of any third-party claim, action or proceeding, insofar as the Liabilities arise out of, or are based upon, (A) any untrue statement of any material fact contained in written information provided to Administrative Agent and/or Lender by Borrower and its agents, counsel and representatives for use in connection with the underwriting, closing or administration of the Loan, (B) the omission to state therein a material fact required to be stated in such information or 72 57423708.16 necessary in order to make the statements in such information, in light of the circumstances under which they were made, not misleading, or (C) a breach of the representations and warranties made by Loan Parties set forth in this Agreement. Borrower also agrees to reimburse the Lender Group for any legal or other expenses actually, reasonably and documented to have been incurred by the Lender Group and due and payable to third parties in connection with investigating or defending the Liabilities, provided that such reimbursement shall be limited to the reasonable and documented out-of-pocket fees and expenses of one primary counsel for the Lender Group, taken as a whole, and, if reasonably necessary, one local counsel in each relevant jurisdiction. Borrower’s liability under this Section 11(b)(ii) will be limited to Liability that arises out of, or is based upon, an untrue statement or omission made in reliance upon, and in conformity with, information furnished to Administrative Agent by or on behalf of Borrower in connection with the underwriting or closing of the Loan, including financial statements of Borrower, operating statements and rent rolls with respect to the Property, if applicable, which information was prepared by or on behalf of Borrower. Notwithstanding anything herein to the contrary, Borrower shall have no obligation to indemnify any Person included in the Lender Group for any Liabilities or expenses to the extent resulting from such Person’s gross negligence, bad faith or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction. This indemnification provision will be in addition to any liability which Borrower may otherwise have; provided that in no event shall the Lender Group be entitled to duplicative recovery. Borrower acknowledges and agrees that any Person that is included in the Lender Group that is not a direct party to this Agreement shall be deemed to be a third-party beneficiary to this Agreement with respect to this Section 11(b)(ii). Borrower shall not be obligated to execute and deliver any separate indemnification or reimbursement agreement to the extent the same would expand Borrower’s obligations under this Agreement. (iii) Indemnified Parties; Notice to Indemnified Parties. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party pursuant to the immediately preceding sentence of this Section 11(b)(iii), such indemnifying party shall not pay for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, then the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party at the cost of the indemnifying party. The

73 57423708.16 indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to any other indemnified party. Without the prior written consent of Administrative Agent (which consent shall not be unreasonably withheld or delayed), no indemnifying party shall settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action, suit or proceeding) unless the indemnifying party shall have given Administrative Agent reasonable prior written notice thereof and shall have obtained an unconditional release of each indemnified party hereunder from all liability arising out of such claim, action, suit or proceedings, and such settlement requires no statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the indemnified party. (iv) Miscellaneous. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 11(b)(ii) or 11(b)(iii) is for any reason held to be unenforceable as to an indemnified party in respect of any Liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 11(b)(ii) or 11(b)(iii), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Liabilities (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) Borrower’s relative knowledge and access to information concerning the matter with respect to which the claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Administrative Agent and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. The liabilities and obligations of both Borrower, Administrative Agent and Lender under this Section shall survive the termination of this Agreement and the satisfaction and discharge of the Indebtedness. (c) Registry. (i) Loan Registry. Administrative Agent acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices in the United States a register for the recordation of the names and addresses of Lender, and the principal amounts (and stated interest) of the Loans (or portions thereof) owing to each Lender pursuant to the terms hereof from time to time and each repayment with respect to the principal amount (and stated interest) of the Loan of each Lender (the “Register”). Failure to make any such recordation, or any error in such recordation shall not affect Borrower’s, Administrative Agent’s or any Lender’s obligations in respect of the Loan. Without limiting the terms and provisions of Section 11(a) hereof, no assignment, sale, negotiation, pledge, hypothecation or other transfer of any part of any Lender’s interest in and to the Loan shall be effective until such Lender shall have provided Administrative Agent with written notice of such transfer and Administrative Agent shall have registered such assignee’s name and address in the Register. The entries in the Register shall be conclusive absent manifest error, and Borrower, Administrative Agent and Lender may treat each Person whose 74 57423708.16 name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon Section 3(f) reasonable prior notice. (ii) Participant Registry. Borrower agrees that each participant shall be entitled to the benefits of Sections 2(d) and 3, (which are subject to the requirements and limitations therein, including the requirements under Section 3(f), it being also understood that the documentation required under shall be delivered to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11(a), provided that, with respect to any such participation, such participant shall not be entitled to receive any greater payment under Sections 2(d) and 3 than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in Applicable Law that occurs after the participant acquired the applicable participation. Each Lender that sells a participation interest in the Loan shall, acting solely for this purpose as an agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided, however, that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in the Loan or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. This Section 11(c) the Register and the Participant Register are intended to be construed so that the Note is at all times maintained in “registered form” within the meaning of Section 5f.103-1(c) of the United States Treasury Regulations (or any other successor provision of such regulations). (d) Severance. (i) Severance Documentation. Administrative Agent, without in any way limiting Administrative Agent’s and Lender’s other rights hereunder, in its sole but good faith discretion, shall have the right, at any time (whether prior to or after any Secondary Market Transaction), to require Borrower to execute and deliver “component” notes and/or one or more substitute notes evidencing the portion of the Loan held by a particular Lender (and the term “Note”, as used in this Agreement and in all the other Loan Documents, shall include all such component notes and/or substitute notes but shall exclude any Note replaced by the same), and/or modify the Loan in order to create one or more senior and subordinate notes (e.g., an A/B or A/B/C structure) or pari passu notes and/or one or more additional components of the Note (and/or Note(s)) (including the implementation of a mezzanine loan structure secured by a pledge of direct and indirect ownership interests, which may require the creation of additional borrower entities), reduce the number of components of the Note, revise the interest rate for each component, reallocate the principal balances of the Note and/or the components, increase or decrease the monthly payments of Debt Service for each component or eliminate the component structure 75 57423708.16 and/or the multiple note structure of the Loan (including the elimination of the related allocations of principal and interest payments), and/or divide the Loan into one or more pari passu or mezzanine and mortgage component(s); provided, however, that, in each case, the Outstanding Principal Balance of all components immediately after the effective date of such modification equals the Outstanding Principal Balance immediately prior to such modification and the weighted average of the interest rates for all components immediately after the effective date of such modification equals the interest rate of the original Note immediately prior to such modification. At Administrative Agent’s election, each note comprising the Loan may be subject separately to one or more Secondary Market Transactions. Administrative Agent shall have the right to modify the Note (and/or Note(s)) and any components in accordance with this Section 11(d)(i) and, provided that such modification shall comply with the terms of this Section 11(d)(i), such modification shall become immediately effective. If requested by Administrative Agent, Borrower shall promptly execute an amendment to the Loan Documents to evidence any such modification. Borrower shall (1) cooperate with all written requests of Administrative Agent in order to establish the “component” notes or mezzanine loan documents, and (2) execute and deliver such documents as shall be required by Administrative Agent in connection therewith, all in form and substance satisfactory to Administrative Agent, including, without limitation, the severance of security documents if requested; provided, however, that Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the weighted interest rate effective immediately prior to such modification, the stated maturity date or the amortization of principal as set forth herein or in the Note (with such weighted average interest rate holding the potential to change after the occurrence of an Event of Default and/or the application of Unit Net Sales Proceeds pursuant hereto), (ii) alter the rights or increase the obligations of Borrower or Guarantor under the Loan Documents (other than to a de minimis extent and excluding obligations that are customary to the creation of a mezzanine structure or admission of new lenders or participants), or (iii) subject to this Section 11(d)(i), modify or amend any other economic or other material term of this Agreement or the other Loan Documents (other than to a de minimis extent). (ii) Cooperation; Execution; Delivery. In the event Borrower fails to execute and deliver such documents to Administrative Agent within ten (10) Business Days following such request by Administrative Agent, Borrower hereby absolutely and irrevocably appoints Administrative Agent as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect such transactions, Borrower hereby ratifying all that such attorney shall do by virtue thereof. It shall be an Event of Default under this Agreement, the Note, the Security Instrument and the other Loan Documents if Borrower fails to comply with any of the terms, covenants or conditions of this Section 11(d) after expiration of ten (10) Business Days after notice thereof. (e) Expenses. In connection with any Secondary Market Transaction, severance or other transaction permitted pursuant to Sections 11(a) or 11(d)(i), the Loan Parties shall pay expenses for their own attorneys, accountants or other professionals only. (f) Servicer; Servicing Fees. At the option of Administrative Agent and without requiring the consent of Borrower, the Loan may be serviced by a servicer/trustee (any such servicer/trustee, together with its agent’s, nominees or designees, are collectively referred to as “Servicer”) selected by Administrative Agent, and Administrative Agent may delegate all or 76 57423708.16 any portion of its responsibilities under this Agreement and the other Loan Documents to Servicer, which may be done by Administrative Agent pursuant to a servicing agreement between Administrative Agent and Servicer (if any). Servicer may, at any time, delegate all or any portion of its responsibilities for the servicing and administration of the Loan to a sub-servicer or sub- servicers. Borrower shall be responsible for any costs and expenses charged by Servicer. Administrative Agent and Borrower agree that the initial Servicer shall be Situs Asset Management LLC. 12. GENERAL TERMS. The following shall be applicable throughout the period of this Agreement or thereafter as provided herein: (a) Rights of Third Parties: All conditions of Lender hereunder are imposed solely and exclusively for the benefit of Lender and its successors and assigns, and no other Person shall have standing to require satisfaction of such conditions, and no other person shall, under any circumstances, be deemed to be a beneficiary of this Agreement or the Loan Documents, any provisions of which may be freely waived in whole or in part by Lender at any time if, in Lender’s sole discretion, Lender deems it desirable to so do. (b) Borrower is Not Lender’s Agent: Nothing in this Agreement, the Note, the Security Instrument or any other Loan Document shall be construed to make Borrower Lender’s agent for any purpose whatsoever, or Borrower and Lender partners, or joint or co-venturers, and the relationship of the parties shall, at all times, be that of debtor and creditor. (c) Loan Expense/Enforcement Expense: Borrower agrees to pay to Lender and/or Administrative Agent on demand all reasonable, documented, out-of-pocket costs and expenses incurred by Lender and/or Administrative Agent in seeking to enforce Lender’s and/or Administrative Agent’s rights and remedies under this Agreement, including court costs, costs of alternative dispute resolution and reasonable outside attorneys’ fees and costs, whether or not suit is filed or other proceedings are initiated hereon. (d) Not Liable for Damage or Loss: All inspections and other services rendered by or on behalf of Lender and/or Administrative Agent shall be rendered solely for the protection and benefit of Lender and Administrative Agent. Neither Borrower nor other third persons shall be entitled to claim any loss or damage against Lender or Administrative Agent or against their respective agents or employees for failure to properly discharge their duties, other than gross negligence or willful misconduct. (e) Rights of Subcontractors, Laborers and Materialmen: In no event shall this Agreement be construed to make Lender, Administrative Agent Title Company or any agent of Lender and/or Administrative Agent liable to any contractor, subcontractor, labormen, materialmen, craftsmen or others for labor, materials or services delivered to the Property or goods specially fabricated for incorporation therein, or for debts or claims accruing or arising to such persons or parties against Borrower any of its agents. It is distinctly understood and agreed that there is no relation of any type whatsoever, contractual or otherwise, either express or implied, between Lender or Administrative Agent and any contractor, subcontractor, labormen, materialmen, craftsmen or any other person or entity who supplies any labor, materials or services to the Property or specially fabricates goods to be incorporated therein. No such persons or entities

77 57423708.16 are intended to be third party beneficiaries of this Agreement or any document or instrument related to the Loan or to have any claim or claims in or to any undisbursed or retained Loan proceeds. (f) Evidence of Satisfaction of Conditions: Lender and Administrative Agent shall, at all times, be free independently to establish to its good faith and satisfaction, and in its reasonable discretion, the existence or nonexistence of a fact or facts which are disclosed in documents or other evidence required by the terms of this Agreement. (g) Headings: The headings of the sections, paragraphs and subdivisions of this Agreement are for the convenience of reference only, and shall not limit or otherwise affect any of the terms hereof. (h) Invalid Provisions to Affect No Others: If performance of any provision hereof or any transaction related hereto is limited by law, then the obligation to be performed shall be reduced accordingly; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in part, then the invalid part of said clause or provision only shall be construed as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect. (i) Application of Interest to Reduce Principal Sums Due: In the event that any charge, interest or late charge is above the maximum rate provided by law, then any excess amount over the lawful rate shall be applied by Administrative Agent to reduce the principal sum of the Loan or any other amounts due Lender and/or Administrative Agent hereunder. (j) Governing Law; Borrower’s New York Agent: (i) This Agreement was negotiated in the State of New York, and made by Borrower and accepted by Lender and Administrative Agent in the State of New York, and the proceeds of the Note were disbursed from the State of New York which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, the Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such state (without regard to principles of conflict of laws) and any Applicable Law of the United States of America. To the fullest extent permitted by law, Borrower and any endorsers, sureties, guarantors and all others who are, or who may become liable for the payment hereof, severally, irrevocably, and unconditionally waive any claim to assert that the law of any other jurisdiction governs this Agreement and this Agreement shall be governed by and construed in accordance with the laws of the State of New York. (ii) Any legal suit, action or proceeding against Lender, Administrative Agent or Borrower arising out of or relating to this Agreement may at Administrative Agent’s option be instituted in any federal or state court in the City of New York, County of New York or in a state or federal court of record having jurisdiction over the Property, and Borrower waives any objections which it may now or hereafter have based on venue and/or forum non conveniens of any such suit, action or proceeding, and Borrower hereby irrevocably submits to the jurisdiction 78 57423708.16 of any such court in any suit, action or proceeding. Borrower does hereby designate and appoint the Authorized Agent as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in the City of New York, County of New York, and agrees that service of process upon said agent at said address and written notice of said service mailed or delivered to Borrower in the manner provided herein shall be deemed in every respect effective service of process upon Borrower in any such suit, action or proceeding in the State of New York. Borrower (i) shall give prompt notice to Administrative Agent of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York (which substitute agent and office shall be designated as the person and address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York or is dissolved without leaving a successor. (k) Number and Gender: Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the others and shall apply jointly and severally. (l) Waiver: If Lender and/or Administrative Agent shall waive any provisions of the Loan Documents, or shall fail to enforce any of the conditions or provisions of this Agreement, such waiver shall not be deemed to be a continuing waiver and shall never be construed as such; and Lender and/or Administrative Agent shall thereafter have the right to insist upon the enforcement of such conditions or provisions. Furthermore, no provision of this Agreement shall be amended, waived, modified, discharged or terminated, except by instrument in writing signed by the parties hereto. (m) Notices: All notices to and from Lender, Administrative Agent and Borrower required or permitted by any provision of this Agreement shall be in writing and shall be deemed to be effective: (i) if by hand delivery, telecopy or other facsimile transmission, on the day and at the time on which delivered to such party at the address or fax numbers specified below, and if such day is not a Business Day, delivery shall be deemed to have been made on the next succeeding Business Day, provided that the recipient has confirmed receipt of same; (ii) if by mail, on the day which it is received after being deposited, postage prepaid, in the United States registered or certified mail, return receipt requested, addressed to such party at the address specified below, provided that the recipient has confirmed receipt of same; or (iii) if by Federal Express or other reputable express mail service, on the next Business Day following the delivery to such express mail service, addressed to such party at the address set forth below, provided that the recipient has confirmed receipt of same: To Lender: KM PORT US Financing US LP 153 West 27th Street, Suite 1202 New York, New York, 10001 Attention: Harvey Lederman Email: hl@krisscapital.com With a copy to: Saul Ewing LLP 701 Brickell Avenue, 17th Floor Miami, Florida 33131 79 57423708.16 Attention: Teo Victoria, Esq. Email: teofilo.victoria@saul.com To Administrative Agent: KM PORT US Financing US LP 153 West 27th Street, Suite 1202 New York, New York, 10001 Attention: Harvey Lederman Email: hl@krisscapital.com With a copy to: Saul Ewing LLP 701 Brickell Avenue, 17th Floor Miami, Florida 33131 Attention: Teo Victoria, Esq. Email: teofilo.victoria@saul.com To Borrower: c/o DayMark Companies 13901 Sutton Park Drive South, Suite 160 Jacksonville, Florida 32224 Attention: Michael Gough Email: mgough@secondavenue.com With a copy to: Wick Phillips 3131 McKinney Avenue, Suite 500 Dallas, Texas 75204 Attention: Isaac Brown Email: isaac.brown@wickphillips.com With a copy to: R2 Advisors LLC 3857 Birch Street Newport Beach, California A 92660-2616 Attention: Ryan Schluttenhofer Email: SORBVI@r2advs.com With a copy to: Michael Friedman Chapman and Cutler LLP 1270 Avenue of the Americas New York, NY 10020 friedman@chapman.com To Servicer: Situs Asset Management LLC 5065 Westheimer Road, Suite 700E Houston, Texas 77056 Email: samnotice@situsamc.com With a copy to: Situs Asset Management LLC 6450 Sprint Parkway, Suite 100 80 57423708.16 Overland Park, Kansas 66211 Attention: Managing Director Email: legal@situsamc.com Such addresses may be changed by written notice of change of address to the other party. (n) Successors and Assigns: This Agreement shall inure to the benefit of and be binding on the parties hereto and their heirs, legal representatives, successors and assigns; but nothing herein shall authorize the assignment hereof by Borrower, Sponsor or Guarantor. (o) Counterparts, Facsimiles: This Agreement may be executed in counterparts. Each executed counterpart of this Agreement will constitute an original document, and all executed counterparts, together, will constitute the same agreement. Any counterpart evidencing signature by one party that is delivered by telecopy by such party to the other party hereto shall be binding on the sending party when such telecopy is sent, and such sending party shall within ten (10) days thereafter deliver to the other parties a hard copy of such executed counterpart containing the original signature of such party or its authorized representative. (p) USA Patriot Act Notice: Lender hereby notifies Borrower and Guarantor that, pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), Lender is required to obtain, verify and record information that identifies Borrower and Guarantor, which information includes the name and address of Borrower and Guarantor and other information that will allow Lender to identify Borrower and Guarantor in accordance with the Act. (q) WAIVER OF JURY TRIAL: LENDER, ADMINISTRATIVE AGENT BORROWER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, OF DEALING STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT. (r) Security Agreement. This Agreement constitutes a “security agreement” within the meaning of the Uniform Commercial Code of the States of New York and the states in which the Property is located. The collateral secured by this security agreement includes without limitation all real and personal property and all tangible and intangible rights and interests of Borrower in the Property. Borrower grants to Lender, as security for the Loan, a security interest in all of its real and personal property and all tangible and intangible rights and interests of Borrower in the Property to the fullest extent that such property may be subject to the Uniform Commercial Code(s). Borrower authorizes Lender and Administrative Agent to file any financing or continuation statements and amendments thereto relating to such property without the signature of Borrower.

81 57423708.16 (s) Statement of Legal Services: Legal services have been rendered by Saul Ewing LLP in the processing and Closing of this Loan including, but not limited to: (a) examination of the Title Insurance Policy; (b) preparation of the Loan Documents; and (c) the handling of the Closing. The attorneys’ fees have been agreed upon between Lender and Administrative Agent and their attorneys as being reasonable and commensurate with the legal services performed, giving primary consideration to the responsibility assumed, labor required in performing legal services of this nature, the amount of liability involved which increases as the amount of the Loan increases and the experience, ability and knowledge of the attorneys. Borrower hereby acknowledges and agrees that these legal services are performed by Saul Ewing LLP on behalf of Lender and Administrative Agent and not on behalf of Borrower or Guarantor. Such services are being paid for by Borrower at Closing. (t) Expenses; General Indemnity; and Mortgage Tax Indemnity. (i) Borrower shall pay or, if Borrower fails to pay, reimburse Lender and/or Administrative Agent upon receipt of notice from Administrative Agent, for all reasonable out-of-pocket costs and expenses (including reasonable, out of pocket attorneys’ fees and disbursements) incurred by Lender and/or Administrative Agent in connection with (i) the ongoing performance of and compliance with agreements and covenants of Borrower and Guarantor contained in this Agreement and the other Loan Documents, including, without limitation, confirming compliance with environmental and insurance requirements; (ii) Lender’s and/or Administrative Agent’s ongoing performance of and compliance with all agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (iii) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Borrower; (iv) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender and/or Administrative Agent all required legal opinions, and other similar expenses incurred, in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (v) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation or otherwise, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan, and (vi) any and all fees charged by a servicer (including by the Servicer) related to loan servicing; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender or Administrative Agent. Borrower shall pay or, if Borrower fails to pay, reimburse Lender and/or Administrative Agent upon receipt of notice from Administrative Agent, for all actual out-of- pocket costs and expenses (including actual, out of pocket attorneys’ fees and disbursements) incurred by Lender and/or Administrative Agent in connection with (i) enforcing any obligations of or collecting any payments due from Borrower and Guarantor under this Agreement, the other Loan Documents or with respect to the Property; (ii) following the transfer of the Loan to “special servicing” after an Event of Default or written notice from Borrower or its Affiliate that an Event of Default is imminently likely to occur, any “special servicing” fees; and (iii) restructuring of the credit arrangements provided under this Agreement in the nature of a “work out” or of any insolvency or bankruptcy proceedings (including, without limitation, loan servicing or special servicing fees, loan advances, and “work out” and/or liquidation fees); provided, however, that 82 57423708.16 Borrower shall not be liable for the payment of any such costs and expenses to any such party to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of such party. Notwithstanding anything to the contrary in any of the Loan Documents, costs payable to Lender and/or Administrative Agent pursuant to this Agreement shall include for all purposes Lender’s and/or Administrative Agent’s internal costs of review, such as appraisal reviews, cost analysis reviews, inspection reviews and environmental reviews. (ii) Borrower shall indemnify, defend and hold harmless Lender, Administrative Agent and their respective officers, directors, agents, employees (and the successors and assigns of the foregoing) (each, an “Indemnitee”) from and against any and all losses (including, without limitation, the reasonable, out of pocket fees and disbursements of counsel for the Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened), other than consequential or punitive damages that may be imposed on, incurred by, or asserted against the Indemnitees (except to the extent required to be paid to any third party) in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, this Agreement or the other Loan Documents, (ii) the use or intended use of the proceeds of the Loan, and (iii) any failure by Borrower or Servicer to comply with the provisions of Section 2(b)(viii) (collectively, the “Indemnified Liabilities”); provided, however, that Borrower shall not have any obligation to the any Indemnitee hereunder to the extent that such Indemnified Liabilities arise from or are exacerbated by the gross negligence, illegal acts, fraud or willful misconduct of such Indemnitee. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under Applicable Law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees. (iii) Borrower shall, at its reasonable cost and expense, protect, defend, indemnify, release and hold harmless each Indemnitee from and against any and all losses imposed upon or incurred by or asserted against any Indemnitee and directly or indirectly arising out of (i) any tax on the making and/or recording of the Mortgage, the Note or any of the other Loan Documents, or (ii) any transfer taxes incurred in connection with a foreclosure of the Mortgage by Lender or its initial designee after the foreclosure (including the transfer of the Property by Lender or its initial designee after the foreclosure); provided, however, that Borrower shall not have any obligation to the Indemnitees hereunder to the extent that such Indemnified Liabilities arise from or are exacerbated by the gross negligence, illegal acts, fraud or willful misconduct of any Indemnitee. (u) Set-Off. In addition to any rights and remedies of Lender and/or Administrative Agent provided by this Agreement and by law, Administrative Agent shall have the right, upon any amount becoming due and payable by Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Lender and/or Administrative Agent or any Affiliate thereof to Borrower. Administrative Agent agrees promptly to notify Borrower after any such set-off and application made by Administrative Agent. Borrower hereby waives the right to assert any right of set-off or counterclaim (other than 83 57423708.16 a compulsory counterclaim) in any action or proceeding brought against it by Lender or Administrative Agent or their agents or otherwise to offset any obligations to make the payments required by the Loan Documents. No failure by Lender and/or Administrative Agent to perform any of its obligations hereunder shall be valid defense to, or result in any offset against, any payments which Borrower is obligated to make under any of the Loan Documents. (v) Prior Agreements. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents. (w) Computation of Time. If the final day of any period of time in any provision of this Agreement falls upon (a) a Saturday, (b) a Sunday, (c) a holiday observed by federally insured banks in the State of New York or by the United States Postal Service, (d) any of the following Jewish holidays: (i) the two days of Rosh Hashanah, (ii) Yom Kippur, (iii) the first two days of Sukkot, (iv) Shemini Atzeret, (v) Simchat Torah, (vi) the first two days and last two days of Passover, and (vii) the two days of Shavuot, or (e) any of the following Christian holidays: (i) Holy Thursday, (ii) Good Friday, (iii) Easter, and (iv) Christmas Day (each such holiday described in the foregoing clauses (c), (d) and (e) hereinafter referred to as a “Holiday”), then the time of such period shall be extended to the next day which is not a Saturday, Sunday or Holiday. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included, and the last day of the period as so computed is to be included, unless such last day is a Saturday, Sunday or Holiday, in which event such period of time shall run until the end of the next day which is neither a Saturday, Sunday or Holiday. 13. ADMINISTRATIVE AGENT. (a) Appointment. (i) Appointment of Agent. Lender hereby irrevocably designates and appoints Administrative Agent as the administrative agent of Lender under this Agreement and the other Loan Documents. Lender irrevocably authorizes Administrative Agent, as the administrative agent for Lender, to take such action on its behalf and in Agent’s designated capacity under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement and the other Loan Documents, Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent and in favor of Lender. (ii) Rights and Powers of Agent. Lender shall not have any right to modify or waive, or consent to the departure of any party from any provision of any Loan Document, or secure or enforce the Obligations. All such rights, on behalf of Administrative Agent 84 57423708.16 shall be held and exercised solely by and at the option of Administrative Agent for the benefit of Lender. Except as expressly otherwise provided in this Agreement or the other Loan Documents, Administrative Agent shall have and may use its sole but reasonable discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which Administrative Agent is expressly entitled to exercise or take under this Agreement or the other Loan Documents, including (i) the determination if and to what extent matters or items subject to Administrative Agent’s satisfaction are acceptable or otherwise within its discretion, (ii) the making of Advances by Administrative Agent, and (iii) the exercise of remedies under this Agreement or any other Loan Document, and any action so taken or not taken shall be deemed consented to by Lender. (iii) Certain Bankruptcy Provisions. In case of the pendency of any bankruptcy, receivership, insolvency, liquidation, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Borrower, Guarantor or any Affiliate of Borrower or Guarantor, Lender shall not have the right, and Administrative Agent (irrespective of whether the principal of the Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be exclusively entitled and empowered on behalf of itself and Lender, by intervention in such proceeding or otherwise: 1. To file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loan and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lender and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lender and Administrative Agent and their respective agents and counsel) and all other amounts due Lender and Administrative Agent hereunder allowed in such judicial proceeding; and 2. To collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, conservator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lender, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent hereunder. Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of Lender except as approved by Lender or to authorize Administrative Agent to vote in respect of the claim of Lender except as approved by Lender in any such proceeding. (b) Delegation of Duties. Administrative Agent may execute any of its duties under the Loan Documents by or through Administrative Agent or attorneys-in-fact and shall be entitled to receive and rely upon advice of counsel concerning all matters pertaining to such duties. Administrative Agent shall not be responsible to Lender for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

85 57423708.16 (c) Exculpatory Provisions. Neither Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person or Persons under or in connection with this Agreement or any other Loan Document or (ii) responsible in any manner to Lender for any recitals, statements, representations or warranties made by Borrower or Guarantor or any officer thereof contained in any Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of Borrower or Guarantor to perform its obligations thereunder. Administrative Agent shall not be under any obligation to Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower or Guarantor. (d) Reliance by Administrative Agent. Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, instrument, writing, resolution, notice, consent, certificate, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan parties), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall take any and all direction with regard to administration of the Loan Documents from Lender holding such portion of the Loan as may be agreed by Lender. Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with this Agreement and all actions required in connection with such transfer shall have been taken. Notwithstanding anything to the contrary set forth herein: (1) Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of Lender as it deems appropriate or it shall first be indemnified to its satisfaction by Lender against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of Lender and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lender and all future holders of all or any interest in the Loan. (e) Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default hereunder or under any of the other Loan Documents unless Administrative Agent shall have received notice from Lender or Borrower, referring to the Loan Documents, describing such Unmatured Event of Default or Event of Default and stating that such notice is a “Notice of Default”. In the event that Administrative Agent receives such a notice and a Default has occurred, Administrative Agent shall promptly give notice thereof to Lender. Administrative Agent shall take such action with respect to such Unmatured Event of Default or Event of Default as may be agreed by Administrative Agent and Lender; provided, however, that, unless and until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such 86 57423708.16 Unmatured Event of Default or Event of Default as it shall deem advisable in the best interests of Lender. (f) Non-Reliance on Administrative Agent and Lender. Lender expressly acknowledges that neither Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representations or warranties to it and that no act by Administrative Agent hereafter taken, including any review of the affairs of Borrower or Guarantor or any Affiliate of Borrower or Guarantor, shall be deemed to constitute any representation or warranty by Administrative Agent to Lender. Lender represents to Administrative Agent that it has, independently and without reliance upon Administrative Agent, and based on such documents and information as it has deemed appropriate, made its own appraisal of (and investigation into) the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decision to enter into this Agreement. Lender also represents that it will, independently and without reliance upon Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan parties and their Affiliates. Except for notices, reports and other documents expressly required to be furnished to Lender by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any Affiliate of any Loan Party that may come into the possession of Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates. (g) Indemnification. Lender agrees to indemnify Administrative Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so) for, and to save Administrative Agent harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of, the Loan, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Administrative Agent under or in connection with any of the foregoing. The provisions of this Section shall survive the payment of the Obligations and the termination of this Agreement. (h) Administrative Agent in Its Individual Capacity. Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party or any Affiliate of any Loan Party as though Administrative Agent were not an agent hereunder. (i) Successor Administrative Agent. Administrative Agent may resign as Administrative Agent under the Loan Documents upon notice to Lender and Borrower. If Administrative Agent shall resign, then Lender shall appoint a successor Administrative Agent. The term Administrative Agent shall mean each such successor Administrative Agent, effective 87 57423708.16 upon its appointment, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any of the Loan Documents or successors thereto. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of the Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under the Loan Documents. In no event shall there be more than one Administrative Agent hereunder. (j) Limitations on Administrative Agent’s Liability. No syndication agents, arranger, or book running manager, in such capacities, shall have any right, power, obligation, liability, responsibility or duty under this Agreement. (k) Co-Lender Agreement. Borrower hereby acknowledges and agrees that any one or more co-lender agreements may at any time be entered into between Administrative Agent and Lender (each, a “Co-Lender Agreement”) pursuant to which, among other things, Lender shall agree upon rights of lenders as among themselves and the manner in which Administrative Agent shall administer the Loan. Any Co-Lender Agreement will be solely for the benefit of Administrative Agent and the applicable lenders, and neither any Loan Party nor any other Person shall be a third-party beneficiary of any of the provisions therein, or have any rights thereunder or be entitled to rely on any of the provisions contained therein. Neither Administrative Agent nor any lenders shall have any obligation to disclose to any Loan Party or any of its Affiliates the contents of any Co-Lender Agreement. The Loan Party’s obligations under the Loan Documents are and will be independent of any Co-Lender Agreement and shall remain unmodified by the provisions thereof (although Borrower acknowledges that with respect to certain approvals, calculations and other decisions hereunder, any Co-Lender Agreement may require Administrative Agent to consult with or receive the approval of one or more lenders prior to providing its own approval or determination regarding the same). (l) Valuations. Administrative Agent may, at its option, commission one or more new and/or updated Valuation(s) of the Property from time to time after the Closing Date. (m) Modifications to Section 13. Borrower, Administrative Agent and Lender acknowledge and agree that the provisions of this Section 13 solely govern the relationship among Lender and Administrative Agent and do not alter or otherwise modify the provisions of this Agreement applicable to Borrower or otherwise apply to Borrower. The provisions of this Section 13 may be modified without Borrower’s consent so long as such modifications do not alter any of Borrower’s rights or obligations under this Agreement or any of the other Loan Documents or otherwise alter the economic terms of the Loan or the Loan Documents in any manner. 14. STATE-SPECIFIC PROVISIONS. (a) Georgia Provision. The following provision does not limit the express choice of New York law as set forth in Section 12(j) of this Agreement and the other Loan Documents. If and to the extent that, notwithstanding the choice of law provisions contained in this Agreement and the other Loan Documents, Georgia law is held to govern this Agreement, any Mortgage encumbering a Property located in Georgia or any other Loan Document: 88 57423708.16 (i) Attorneys’ Fees. Notwithstanding anything contained in this Agreement or any other Loan Document, in any instance where Borrower or any other Loan Party is required to reimburse Lender for any legal fees or expenses incurred by Administrative Agent, Lender or Servicer, (i) “reasonable attorneys’ fees,” “reasonable counsel’s fees,” “attorneys’ fees” and other words of similar import, are not, and shall not be statutory attorneys’ fees under O.C.G.A. § 13-1-11, (ii) if, under any circumstances a Loan Party is required to pay any or all of Administrative Agent’s, Lender’s or Servicer’s attorneys’ fees and expenses, howsoever described or referenced, such Loan Party shall be responsible only for reasonable legal fees and out of pocket expenses actually incurred by Administrative Agent, Lender or Servicer at customary hourly rates actually charged to Administrative Agent, Lender or Servicer for the work done, and (iii) no Loan Party shall be liable under any circumstances for additional attorneys’ fees or expenses, howsoever described or referenced, under O.C.G.A. § 13-1-11. (b) North Carolina Provision. The following provision does not limit the express choice of New York law as set forth in Section 12(j) of this Agreement and the other Loan Documents. If and to the extent that, notwithstanding the choice of law provisions contained in this Agreement and the other Loan Documents, North Carolina law is held to govern this Agreement, any Mortgage encumbering a Property located in North Carolina or any other Loan Document: (i) Attorneys’ Fees. Notwithstanding anything contained in this Agreement or any other Loan Document, in any instance where Borrower or any other Loan Party is required to reimburse Lender for any legal fees or expenses incurred by Administrative Agent, Lender or Servicer, (i) “reasonable attorneys’ fees,” “reasonable counsel’s fees,” “attorneys’ fees” and other words of similar import, are not, and shall not be statutory attorneys’ fees under NCGS § 6.21.2, (ii) if, under any circumstances a Loan Party is required to pay any or all of Administrative Agent’s, Lender’s or Servicer’s attorneys’ fees and expenses, howsoever described or referenced, such Loan Party shall be responsible only for reasonable legal fees and out of pocket expenses actually incurred by Administrative Agent, Lender or Servicer at customary hourly rates actually charged to Administrative Agent, Lender or Servicer for the work done, and (iii) no Loan Party shall be liable under any circumstances for additional attorneys’ fees or expenses, howsoever described or referenced, under NCGS § 6.21.2. (c) South Carolina Provision. The following provision does not limit the express choice of New York law as set forth in Section 12(j) of this Agreement and the other Loan Documents. If and to the extent that, notwithstanding the choice of law provisions contained in this Agreement and the other Loan Documents, South Carolina law is held to govern this Agreement, any Mortgage encumbering a Property located in South Carolina or any other Loan Document: (i) Foreclosure. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty (30) days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL

89 57423708.16 FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY. (ii) Waiver of Appraisal Rights. THE UNDERSIGNED ACKNOWLEDGES AND AFFIRMS THAT IT RECEIVED WRITTEN NOTIFICATION BEFORE THE TRANSACTION THAT A WAIVER OF APPRAISAL RIGHTS WAS REQUIRED IN ACCORDANCE WITH THE PROVISIONS OF S.C. CODE ANN. SECTION 29-3-680. BORROWER: REVEN HOUSING FUNDING 1, LLC, a Delaware limited liability company By: REVEN HOUSING FUNDING MANAGER, LLC, a Delaware limited liability company, its sole member By: PORT OP LP, a Delaware limited partnership, its sole member By: PACIFIC OAK RESIDENTIAL TRUST, INC., a Maryland corporation, its general partner By: _______________________ Name: Ryan Schluttenhofer Title: Chief Accounting Officer REVEN HOUSING FUNDING 2, LLC, a Delaware limited liability company By: REVEN HOUSING FUNDING MANAGER 2, LLC, a Delaware limited liability company, its sole member By: PORT OP LP, a Delaware limited partnership, its sole member By: PACIFIC OAK RESIDENTIAL TRUST, INC., a Maryland corporation, its general partner By: _______________________ Name: Ryan Schluttenhofer 90 57423708.16 Title: Chief Accounting Officer BPDM PROPERTIES 2018-1 LLC, a Delaware limited liability company By: BPDM OWNER 2018-1 LLC, a Delaware limited liability company, its sole member By: PORT OP LP, a Delaware limited partnership, its sole member By: PACIFIC OAK RESIDENTIAL TRUST, INC., a Maryland corporation, its general partner By: _______________________ Name: Ryan Schluttenhofer Title: Chief Accounting Officer PORTII PROPERTIES 2020-1 LLC, a Delaware limited liability company By: PORTII OWNER 2020-1 LLC, a Delaware limited liability company, its sole member By: PORT OP LP, a Delaware limited partnership, its sole member By: PACIFIC OAK RESIDENTIAL TRUST, INC., a Maryland corporation, its general partner By: _______________________ Name: Ryan Schluttenhofer Title: Chief Accounting Officer 91 57423708.16 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW] Lender’s Signature Page to Loan Agreement 57423708.16 IN WITNESS WHEREOF, Borrower has caused this Loan Agreement to be executed on the date first above written. BORROWER: REVEN HOUSING FUNDING 1, LLC, a Delaware limited liability company By: REVEN HOUSING FUNDING MANAGER, LLC, a Delaware limited liability company, its sole member By: PORT OP LP, a Delaware limited partnership, its sole member By: PACIFIC OAK RESIDENTIAL TRUST, INC., a Maryland corporation, its general partner By: _______________________ Name: Ryan Schluttenhofer Title: Chief Accounting Officer REVEN HOUSING FUNDING 2, LLC, a Delaware limited liability company By: REVEN HOUSING FUNDING MANAGER 2, LLC, a Delaware limited liability company, its sole member By: PORT OP LP, a Delaware limited partnership, its sole member By: PACIFIC OAK RESIDENTIAL TRUST, INC., a Maryland corporation, its general partner By: _______________________ Name: Ryan Schluttenhofer Title: Chief Accounting Officer

Lender’s Signature Page to Loan Agreement 57423708.16 BPDM PROPERTIES 2018-1 LLC, a Delaware limited liability company By: BPDM OWNER 2018-1 LLC, a Delaware limited liability company, its sole member By: PORT OP LP, a Delaware limited partnership, its sole member By: PACIFIC OAK RESIDENTIAL TRUST, INC., a Maryland corporation, its general partner By: _______________________ Name: Ryan Schluttenhofer Title: Chief Accounting Officer PORTII PROPERTIES 2020-1 LLC, a Delaware limited liability company By: PORTII OWNER 2020-1 LLC, a Delaware limited liability company, its sole member By: PORT OP LP, a Delaware limited partnership, its sole member By: PACIFIC OAK RESIDENTIAL TRUST, INC., a Maryland corporation, its general partner By: _______________________ Name: Ryan Schluttenhofer Title: Chief Accounting Officer Lender’s Signature Page to Loan Agreement 57423708.16 IN WITNESS WHEREOF, Sponsor has caused this Loan Agreement to be executed on the date first above written. SPONSOR: PACIFIC OAK RESIDENTIAL TRUST, INC., a Maryland corporation, its general partner By: _______________________ Name: Ryan Schluttenhofer Title: Chief Accounting Officer Lender’s Signature Page to Loan Agreement 57423708.16 IN WITNESS WHEREOF, Lender has caused this Agreement to be executed on the date first above written. LENDER: KM PORT US FINANCING US LP, a Delaware limited partnership By: ______________________________ Name: Yaniv Zalel Title: Authorized Signatory By: ______________________________ Name: Chai Natovich Title: Authorized Signatory Lender’s Signature Page to Loan Agreement 57423708.16 IN WITNESS WHEREOF, Lender has caused this Loan Agreement to be executed on the date first above written. PORT 2026-04 LENDER, LLC, a Delaware limited liability company By: _________________________ Name: Jody Kriss Title: Manager By: _________________________ Name: Harvey Lederman Title: Manager

Lender’s Signature Page to Loan Agreement 57423708.16 IN WITNESS WHEREOF, Administrative Agent has caused this Loan Agreement to be executed on the date first above written. ADMINISTRATIVE AGENT: KM PORT US FINANCING US LP, a Delaware limited partnership By: ______________________________ Name: Yaniv Zalel Title: Authorized Signatory By: ______________________________ Name: Chai Natovich Title: Authorized Signatory Administrative Agent’s Signature Page to Loan Agreement 57423708.5 57423708.16 57423708.5 57423708.16 Schedule I Properties 57423708.5 57423708.16 Schedule II Allocated Loan Amounts

57423708.5 57423708.16 Schedule III Budgeted Operating Expenses 57423708.5 57423708.16 Schedule IV Leasing Guidelines 57423708.5 57423708.16 Schedule V Insurance Requirements 1. Borrower shall procure, maintain, and keep in force insurance policies issued by such insurance companies, in such amounts, in such form and substance, and with such expiration dates as are reasonably acceptable to Administrative Agent, providing the following types of insurance covering the Secured Property (the “Required Insurance Policies”, and each a “Required Insurance Policy”): (a) Commercial property insurance written on the ISO special causes of loss (“all risk”) coverage form or its equivalent, covering the Improvements and business personal property in an amount equal to one hundred percent (100%) of the “full replacement cost” of each, which for purposes of this Agreement shall mean actual cost to replace damaged property with materials of like kind and quality without regard for depreciation. If not included in the all-risk coverage form, the Borrower shall maintain also maintain insurance covering the perils of: (i) flood, including sewer and water backup, with limits and deductibles that are commercially reasonable and available at the time insurance is purchased or renewed and acceptable to the Administrative Agent; (ii) demolition costs and increased cost of construction due to changes in building code and requirements of any local, state, or other ordinances or laws governing the demolition or reconstruction of the Improvements, as well as coverage for contingent liability arising from operation of building laws in an amount sufficient to pay for the full value of undamaged property or such other amount as required by Administrative Agent; and (iii) business income and extra expense, in an amount not less than one hundred percent (100%) of twenty-four (24) months’ estimated gross income, or such other amount as required by Administrative Agent. The commercial property insurance policy shall not have coinsurance requirements or shall be subject to an agreed amount endorsements suspending operation of such provisions, shall include Administrative Agent as a mortgagee and loss payee, and shall contain a waiver of subrogation against any loss payee, additional insured, or named insured. (b) Commercial general liability insurance against claims for bodily injury (including death), property damage, and personal and advertising injury, written on the most current ISO form CG 00 01 (or its equivalent), with limits of not less than $1,000,000 per occurrence for bodily injury and property damage, $1,000,000 per offense for 57423708.5 57423708.16 personal and advertising injury, $2,000,000 in the aggregate, and $2,000,000 for products-completed operations. This insurance shall include liquor liability coverage if liquor is sold or distributed on premises and innkeeper liability, each of which may be subject to sublimits if approved by Administrative Agent. The policy must cover premises and ongoing operations, products and completed operations, independent contractors, and blanket contractual liability. The Administrative Agent shall be designated as an additional insured on a CG 20 18 or its equivalent on a primary and noncontributory basis with a waiver of subrogation. This policy shall: (1) provide coverage at only the Secured Location, or (2) be endorsed with a per location or per project aggregate. The products-completed operations coverage required by this Section shall remain in effect after this Agreement expires or is terminated for the shorter of the statute of repose in the State in which the Secured Property is located or ten (10) years. At any time during any period of renovation, maintenance, or construction, Borrower’s general contractor and any other contractors that Borrower directly retains shall provide liability insurance with limits satisfactory to Administrative Agent with Administrative Agent named as an additional insured. (c) If applicable, automobile liability insurance for bodily injury and property damage with a single combined limit of not less than $1,000,000 covering all owned, non-owned and hired vehicles, and garage keeper’s liability insurance in an amount not less than $1,000,000, naming Administrative Agent as an additional insured on a primary and noncontributory basis with a waiver of subrogation. (d) If applicable, workers compensation insurance in strict accordance with the statutory requirements of the State in which the applicable Property, and employer’s liability insurance subject to minimum limits of $1,000,000 each employee, $1,000,000 each accident, and $1,000,000 in the aggregate. Such policy shall contain a waiver of subrogation in favor of the Administrative Agent. (e) Umbrella liability insurance in an amount not less than $10,000,000 per occurrence and in the aggregate, or with such other limits of liability as reasonably required by Administrative Agent. Administrative Agent may require Borrower to increase the amount of such umbrella insurance maintained by Borrower should Administrative Agent deem an increase to be reasonably prudent under then existing circumstances. Such policy must: (i) sit excess of the general liability policy, as well as, if applicable, the employer’s liability and automobile liability policy; (ii) provide coverage terms no more restrictive than the underlying policies; (iii) contain “pay on behalf” language; (iv) designate the Administrative Agent as an additional insured on a primary and noncontributory basis with a waiver of subrogation; and (v) not contain horizontal exhaustion requirements. (f) Employment practices liability, including third-party coverage, in an amount not less than $1,000,000 per Claim and $1,000,000 in the aggregate.

57423708.5 57423708.16 (g) Crime/fidelity insurance covering all employees for employee dishonesty, computer fraud, and depositors forgery together with a third party extension to cover Administrative Agent as a Administrative Agent with limits of $1,000,000 per Claim and $1,000,000 in the aggregate. (h) During any period of construction, renovation, alteration, or other work on the Property that is structural in nature and/or not covered by the commercial property and/or commercial general liability and umbrella liability coverage required above: (i) Builder’s risk insurance written on completed value (i.e., non-reporting) basis, in an amount approved by Administrative Agent providing coverages and satisfying all requirements set forth by Administrative Agent. Such builder’s risk policy shall include coverage for soft costs, including but not limited to interest costs and continuing and reoccurring expenses, and shall provide permission to occupy with no restrictions; (ii) owners interest liability insurance on the same terms, with the same limits, and covering the same categories of loss as the commercial general liability coverage required by Administrative Agent, above; and (iii) Umbrella liability insurance in an amount not less than $25,000,000 per occurrence, or in such lesser or greater amount as reasonably required by Administrative Agent, that sits in excess, follows form to, and provides coverage at least as broad as, the owners contingent or protective liability insurance required by Administrative Agent, above. Administrative Agent may require Borrower to increase the amount of such umbrella insurance maintained by Borrower should Administrative Agent deem an increase to be reasonably prudent under then existing circumstances. This policy must contain “pay on behalf” language, must designate the Administrative Agent as an additional insured with a waiver of subrogation, and shall not contain horizontal exhaustion requirements. (iv) Contractor’s pollution liability insurance with limits of not less than $2,000,000 per occurrence and in the aggregate providing coverage work liability arising from work performed by any contractor, subcontractor, or independent contractor whether occurring on or off of the Secured Premises. The policy shall include a duty to defend insureds, and shall: A. provide coverage for bodily injury, property damage, cleanup costs and natural resource damages on or off the Secured Premises, which arise out of operations at the Secured Premises, including transportation and off-site waste disposal; B. include coverage for ongoing and completed operations; 57423708.5 57423708.16 C. include coverage for pollution incidents including but not limited to those involving asbestos, lead paint, mold, silt/sediment, and events involving substances excluded from coverage by other insurance applicable to the construction, renovation, alteration, or work at the Secured Premises; D. not exclude coverage for suits between insureds; and E. shall be maintained for ten years after completion of the construction, renovation, alteration, or other work, or for the statute of repose, whichever is shorter. (v) Owner’s Protective Professional Indemnity (“OPPI”) insurance providing coverage excess of and contingent to professional liability insurance provided by contractors, subcontractors, and independent contractors in connection with the construction, renovation, alteration, or other work. OPPI coverage shall have limits of $5,000,000 per occurrence and in the aggregate. (i) Such other insurance on the Secured Property or any replacements or substitutions therefore and in such amounts as may from time to time be reasonably required by Administrative Agent, including but not limited to contractors pollution coverage, site pollution coverage, or cyber liability coverage. 2. Each Required Insurance Policy insurance policy shall: (i) be for a term of not less than one (1) year; (ii) in the case of property or builder’s risk policies, include a standard Administrative Agent clause providing that the interest of Administrative Agent shall be insured regardless of any breach or violation by Borrower of any warranties, declarations or conditions in such policy; (iii) provide Administrative Agent with thirty (30) days’ notice of cancellation in accordance with relevant policy provisions, unless such cancellation is for nonpayment of premium, in which case the insurer shall only be obligated to provide Administrative Agent with ten (10) days’ notice; (iv) in the case of property damage insurance policies, automatically reinstate after a casualty; and (v) provide that no loss payee or additional insured is responsible for any insurance premiums on or assessments pursuant to any such policy. Administrative Agent may, but shall not be obligated to, make premium payments to prevent such cancellation. In addition, each insurance policy required under this agreement shall be subject to the approval of Administrative Agent (not unreasonable withheld) as to insurance company, amounts, content, forms of policies, method by which premiums are paid and expiration date. 57423708.5 57423708.16 3. In connection with the waivers of subrogation required by the Required Insurance Policies in Section 1 hereof, Borrower hereby agrees to waive its rights of recovery and subrogation, and those of its insurers, in connection with any claim, loss, or damages for which Borrower receives payments pursuant to any Required Insurance Policy. 4. Borrower shall: (i) Pay when due all insurance premiums for all Required Insurance Policies; (ii) Comply with and conform to (A) all provisions of each such Required Insurance Policy, and (B) all requirements of the insurers applicable to Borrower or to the Secured Property or to the use, manner of use, occupancy, possession, operation, maintenance, alterations or repair of any of the Secured Property, and (iii) Not use or permit the use of the Property in any manner which permits any insurer to cancel or void any Required Insurance Policy. 4. All Required Insurance Policies shall be issued by insurance companies licensed to do business in the State in which the applicable Property and rated no lower than A- VIII in the most current edition of A.M. Best's Property-Casualty Key Rating Guide. 5. Borrower shall give Administrative Agent prompt notice of, and copies of documents delivered or received by Borrower in connection with, each of the following: (1) any claims made against Borrower for any personal injury, bodily injury or property damage incurred on or about the Secured Property, (2) any Casualty, and (3) any cancellation or non-renewal of any Required Insurance Policy. 6. Not less than thirty (30) days prior to the expiration, termination, or cancellation of any Required Insurance Policy, Borrower shall renew such Required Insurance Policy or obtain a replacement policy or policies (or a binding commitment for such replacement policy or policies), which shall be effective not later than the date of the expiration, termination or cancellation of the previous Required Insurance Policy, and shall deliver to Administrative Agent a certificate in respect of such policy or policies; a copy of the binding commitment for such policy or polices and confirming that such policy complies with all requirements of this Agreement; and, at Administrative Agent’s request and once issued, full copies of all renewal policies of Required Insurance Policies. 7. If at any time Administrative Agent is not in receipt of written evidence that all insurance required under this Agreement is in full force and effect, Administrative Agent has the right but not the obligation, without notice to Borrower, to obtain such insurance coverage as Administrative Agent in their sole discretion deems appropriate. Borrower agrees that all premiums incurred by Administrative Agent in connection with obtaining and maintaining such insurance shall be paid by Borrower to Administrative Agent upon demand and until paid shall bear interest at the Default Rate. 57423708.5 57423708.16 Schedule VI Approved Valuation Model Providers • HouseCanary • Clear Capital • Core Logic • PropStream

57423708.5 57423708.16 Schedule VII Management Agreements 57423708.5 57423708.16 Exhibit A Form of Officer Certificate 57423708.5 57423708.16 Exhibit B-1 Form of U.S. Tax Compliance Certificate 57423708.5 57423708.16 Exhibit B-2 Form of U.S. Tax Compliance Certificate

57423708.5 57423708.16 Exhibit B-3 Form of U.S. Tax Compliance Certificate 57423708.5 57423708.16 Exhibit B-4 Form of U.S. Tax Compliance Certificate 57423708.5 57423708.16 Exhibit C Form of Lease 57423708.5 57423708.16 Exhibit D Form of Compliance Certificate

57423708.5 57423708.16 Exhibit E Form of Tenant Direction Letter